As filed with the Securities and Exchange Commission on October 16, 1997

                                                      Registration No. 33-507
                                                      1940 Act File No. 811-4419

 ------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.      [ ]


                         Post-Effective Amendment No. 31    [X]


                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940


                                Amendment No. 32            [X]


                        (Check appropriate box or boxes.)

                              WRL SERIES FUND, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 201 HIGHLAND AVENUE, LARGO, FLORIDA 33770-2597
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (813) 585-6565

                           THOMAS E. PIERPAN BOX 5068
                     ---------------------------------------

                         CLEARWATER, FLORIDA 34618-5068
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

        It is proposed that this filing will become effective (check appropriate box):


[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485.


[ ]  on DATE, pursuant to paragraph (b) of Rule 485.

[ ]  60 days after filing pursuant to paragraph (a) of Rule 485.

[ ]  on DATE, pursuant to paragraph (a) of Rule 485.

[ ]  75 days after filing pursuant to paragraph (a) (2) of Rule 485.


[X]  on DECEMBER 31, 1997, pursuant to paragraph (a) (2) of Rule 485.


[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2(a) under the Investment Company Act of 1940 and filed a Rule 24f-2 Notice on February 21, 1997, for the fiscal year ended December 31, 1996.

                              WRL SERIES FUND, INC.

                              Cross Reference Sheet


FORM N-1A                                             LOCATION IN
ITEM NUMBER                                           PROSPECTUS
-----------                                           -----------

PART A.

Item 1.    Cover Page................................ Cover Page

Item 2.    Synopsis.................................. Not Applicable

Item 3.    Condensed Financial Information........... Financial Highlights

Item 4.    General Description of Registrant......... Other Information - The
                                                      Fund and Its Shares

Item 5.    Management of the Fund.................... Management of the
                                                      Fund

Item 5.A.  Management's Discussion of Fund
           Performance............................... Not Applicable

Item 6.    Capital Stock and other Securities........ Other Information - The
                                                      Fund and Its Shares

Item 7.    Purchase of Securities Being Offered...... Other Information -
                                                      Purchase and
                                                      Redemption of
                                                      Shares; Valuation
                                                      of Shares

Item 8.    Redemption or Repurchase.................. Other Information -
                                                      Purchase and
                                                      Redemption of
                                                      Shares

Item 9.    Pending Legal Proceedings................. Not Applicable


PART B.                                               LOCATION IN STATEMENT
-------                                               OF ADDITIONAL INFORMATION
                                                      -------------------------

Item 10.   Cover Page................................ Cover Page

Item 11.   Table of Contents......................... Table of Contents

Item 12.   General Information and History........... Not Applicable

                              WRL SERIES FUND, INC.

                                                       LOCATION IN
                                                       STATEMENT OF
FORM N-1A                                              ADDITIONAL
ITEM NUMBER                                            INFORMATION
-----------                                            ------------

Item 13.   Investment Objectives and Policies......... Investment Objectives
                                                       and Policies

Item 14.   Management of the Registrant............... Management of the
                                                       Fund

Item 15.   Control Persons and Principal
           Holders of Securities...................... Purchase and
                                                       Redemption of
                                                       Shares

Item 16.   Investment Advisory and Other Services..... Management of
                                                       the Fund

Item 17.   Brokerage Allocation and
           Other Practices............................ Portfolio Transactions
                                                       and Brokerage

Item 18.   Capital Stock and Other Securities......... Capital Stock of
                                                       the Fund

Item 19.   Purchase, Redemption and Pricing of
           Securities Being Offered................... Purchase and
                                                       Redemption of Shares

Item 20.   Tax Status................................. Taxes

Item 21.   Underwriter................................ Management of the
                                                       Fund - The Investment
                                                       Adviser - Distribution
                                                       Agreement
Item 22.   Calculations of Yield Quotations of
           Performance Data........................... Calculation of
                                                       Performance Related
                                                       Information

Item 23.   Financial Statements....................... Financial Statements

                                   Prospectus
                              WRL SERIES FUND, INC.
                               201 Highland Avenue
                            Largo, Florida 33770-2597
                            Telephone: (800) 851-9777
                                 (813) 585-6565


WRL Series Fund, Inc. (the "Fund") is an open-end management investment company consisting of seventeen separate series or investment portfolios. All Portfolios of the Fund are diversified except for the Third Avenue Value Portfolio. The Third Avenue Value Portfolio is non-diversified. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This Prospectus pertains to sixteen of the Portfolios of the Fund:
Aggressive Growth Portfolio, Emerging Growth Portfolio, International Equity Portfolio, Global Portfolio, Growth Portfolio, Third Avenue Value Portfolio, C.A.S.E. Growth Portfolio, U.S. Equity Portfolio, Value Equity Portfolio, Global Sector Portfolio, Tactical Asset Allocation Portfolio, Strategic Total Return Portfolio, Growth & Income Portfolio, Balanced Portfolio, Bond Portfolio, and Money Market Portfolio (the "Portfolios"). For a brief description of these Portfolios, see "Portfolios At A Glance" on page 9.

Shares of the Fund's Portfolios are currently sold only to separate accounts (the "Separate Accounts") of Western Reserve Life Assurance Co. of Ohio ("WRL"), PFL Life Insurance Company ("PFL"), and AUSA Life Insurance Company, Inc. ("AUSA") (WRL, PFL, and AUSA together, the "Life Companies") to fund the benefits under certain individual flexible premium variable life insurance policies (the "Policies") and individual and group variable annuity contracts (the "Annuity Contracts"). The Life Companies are affiliates. The Separate Accounts, which may or may not be registered with the Securities and Exchange Commission (the "SEC"), invest in shares of one or more of the Portfolios in accordance with the allocation instructions received from holders of the Policies and the Annuity Contracts (collectively, the "Policyholders"). Such allocation rights are further described in the prospectuses or disclosure documents for the Policies and the Annuity Contracts. A particular Portfolio of the Fund may not be available under the Policy or Annuity Contract you have chosen or may not be available in your state due to certain state insurance law considerations. The prospectus or disclosure document for the particular Policy or Annuity Contract you have chosen will indicate the Portfolios which are generally available under the applicable Policy or Annuity Contract and should be read in conjunction with this Prospectus.


This Prospectus sets forth concisely the information about the Portfolios that prospective investors ought to know before investing. Investors should read this Prospectus and retain it for future reference.

Additional information about the Fund and the Portfolios has been filed with the SEC and is available upon request without charge by calling or writing the Fund. The Statement of Additional Information (the "SAI") pertaining to the Portfolios bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK OR OTHER FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS MUST BE ACCOMPANIED BY THE CURRENT PROSPECTUS OR DISCLOSURE DOCUMENT FOR THE APPLICABLE VARIABLE ANNUITY CONTRACT OR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


                        Prospectus Dated January 2, 1998

                             WRL SERIES FUND, INC.
                              201 Highland Avenue
                           Largo, Florida 33770-2597
                           Telephone (813) 585-6565
                                   (800) 851-9777



FINANCIAL HIGHLIGHTS   ....................................      1
PORTFOLIOS AT A GLANCE    .................................      9
PERFORMANCE INFORMATION   .................................     12
THE PORTFOLIOS IN DETAIL  .................................     15
MANAGEMENT OF THE FUND    .................................     42
OTHER INFORMATION   .......................................     51
DISTRIBUTIONS AND TAXES   .................................     53
APPENDIX A - Brief Explanation of Rating Categories  ......    A-1

                              FINANCIAL HIGHLIGHTS


     The information in the tables below, except as noted below, is taken from each Portfolio's audited financial statements, which have been incorporated by reference into the SAI. (The information for the period 1/1/97 - 6/30/97 is from the Portfolios' unaudited Semi-Annual Report.) The tables provide information for one share of capital stock outstanding during the respective Portfolio's fiscal periods ended on December 31 of each year using average shares outstanding throughout each year. The total return of each Portfolio reflects the advisory fee and all other Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges against the corresponding sub-accounts or the charges and deductions under the applicable Policy or Annuity Contract; including these charges would reduce total return figures for all periods shown. The Fund Annual Report and Semi-Annual Report contains additional performance information for each Portfolio. A copy of the Annual Report, Semi-Annual Report and SAI may be obtained without charge upon request. (No information is included for the Third Avenue Value Portfolio because it had not yet commenced operations as of June 30, 1997.)


                               GROWTH PORTFOLIO*


                                PERIOD FROM
                                 1/1/97 TO
                                  6/30/97
                               --------------
                                (unaudited)
Net asset value, beginning
 of period  ..................   $  35.00
 Income from operations:
  Net investment
   income (loss)  ............       0.19
  Net realized and
   unrealized gain
   (loss) on invest-
   ments                             3.85
                                 ----------
   Total Income (loss)
    from operations   .              4.04
                                 ----------
Distributions:
 Dividends from net
  investment income  .........      (0.05)
 Dividends in excess of
  net investment
  income .....................       0.00
 Distributions from net
  realized gains on
  investments  ...............      (0.27)
 Distributions in excess
  of net realized gains
  on investments  ............       0.00
                                 ----------
  Total distributions   ......      (0.32)
                                 ----------
Net asset value, end of
 period  .....................   $  38.72
                                 ==========
Total return (a)  ............      11.51  %
Ratios and supplemental
 data:
  Net assets at end
   of period (in
   thousands)  ...............   $1,719,347
  Ratio of expenses
   to average net
   assets (b)  ...............       0.86  %
  Ratio of net invest-
   ment income (loss)
   to average net
   assets (b)  ...............       1.04  %
  Ratio of commissions
   paid to number of
   shares   ..................   $   0.0456
  Portfolio turnover
   rate (a)    ...............      50.36  %



                                                                  YEAR ENDED DECEMBER 31,
                               ----------------------------------------------------------------------------------------------
                                    1996           1995          1994         1993         1992         1991         1990
                               -------------- -------------- ------------ ------------ ------------ ------------ ------------
Net asset value, beginning
 of period  ..................   $  31.66       $    23.81   $    26.25     $  25.83     $  26.26     $  17.48   $    17.85
 Income from operations:
  Net investment
   income (loss)  ............          .34            .26          .22          .28          .36          .27          .30
  Net realized and
   unrealized gain
   (loss) on invest-
   ments                             5.35            10.97        (2.41)         .79          .52        10.75         (.33)
                                 ----------     ----------   ----------     --------     --------     --------   ----------
   Total Income (loss)
    from operations   .              5.69            11.23        (2.19)        1.07          .88        11.02         (.03)
                                 ----------     ----------   ----------     --------     --------     --------   ----------
Distributions:
 Dividends from net
  investment income  .........         (.35)          (.24)        (.22)        (.28)        (.36)        (.27)        (.30)
 Dividends in excess of
  net investment
  income .....................         (.01)           .00          .00          .00          .00          .00          .00
 Distributions from net
  realized gains on
  investments  ...............        (1.99)         (3.14)         .00         (.37)        (.95)       (1.97)        (.04)
 Distributions in excess
  of net realized gains
  on investments  ............          .00            .00         (.03)         .00          .00          .00          .00
                                 ----------     ----------   ----------     --------     --------     --------   ----------
  Total distributions   ......        (2.35)         (3.38)        (.25)        (.65)       (1.31)       (2.24)        (.34)
                                 ----------     ----------   ----------     --------     --------     --------   ----------
Net asset value, end of
 period  .....................   $  35.00       $    31.66   $    23.81     $  26.25     $  25.83     $  26.26   $    17.48
                                 ==========     ==========   ==========     ========     ========     ========   ==========
Total return (a)  ............      17.96  %         47.12%       (8.31%)      3.97%        2.35%        59.79%        (.22%)
Ratios and supplemental
 data:
  Net assets at end
   of period (in
   thousands)  ...............   $1,527,409     $1,195,174   $  814,383     $934,810     $711,422     $393,511   $  129,057
  Ratio of expenses
   to average net
   assets (b)  ...............          .88%           .86%         .84%         .87%         .86%         .90%        1.00%
  Ratio of net invest-
   ment income (loss)
   to average net
   assets (b)  ...............          .98%           .90%         .88%        1.07%        1.44%        1.21%        2.06%
  Ratio of commissions
   paid to number of
   shares   ..................   $   0.0493        N/A           N/A          N/A          N/A          N/A          N/A
  Portfolio turnover
   rate (a)    ...............      45.21  %        130.48%      107.33%      77.91%       77.70%        7.27%       157.01%



                                  1989        1988        1987
                               ----------- ----------- -----------
Net asset value, beginning
 of period  .................. $   12.97   $   11.14   $   10.14
 Income from operations:
  Net investment
   income (loss)  ............       .19         .31         .21
  Net realized and
   unrealized gain
   (loss) on invest-
   ments                            6.29        1.83        1.00
                               ---------   ---------   ---------
   Total Income (loss)
    from operations   .             6.48        2.14        1.21
                               ---------   ---------   ---------
Distributions:
 Dividends from net
  investment income  .........      (.19)       (.31)       (.21)
 Dividends in excess of
  net investment
  income .....................       .00         .00         .00
 Distributions from net
  realized gains on
  investments  ...............     (1.41)        .00         .00
 Distributions in excess
  of net realized gains
  on investments  ............       .00         .00         .00
                               ---------   ---------   ---------
  Total distributions   ......     (1.60)       (.31)       (.21)
                               ---------   ---------   ---------
Net asset value, end of
 period  ..................... $   17.85   $   12.97   $   11.14
                               =========   =========   =========
Total return (a)  ............     47.04%      18.62%      10.90%
Ratios and supplemental
 data:
  Net assets at end
   of period (in
   thousands)  ............... $  74,680   $  28,497   $  15,815
  Ratio of expenses
   to average net
   assets (b)  ...............      1.00%       1.00%       1.00%
  Ratio of net invest-
   ment income (loss)
   to average net
   assets (b)  ...............      1.18%       2.50%       1.84%
  Ratio of commissions
   paid to number of
   shares   ..................     N/A         N/A         N/A
  Portfolio turnover
   rate (a)    ...............    123.80%     76.27%      222.13%


* SEE NOTES TO FINANCIAL HIGHLIGHTS ON P. 9.

                                BOND PORTFOLIO*




                                   PERIOD FROM
                                   1/1/97 to
                                    6/30/97
                                  ------------
                                   (unaudited)
Net asset value, beginning
 of period  .....................  $   10.71
 Income from operations:
  Net investment income
   (loss)   .....................       0.32
  Net realized and unreal-
   ized gain (loss) on on
   investments    ...............      (0.12)
                                   ---------
   Total income (loss) from
    operations    ...............       0.20
                                   ---------
Distributions:
 Dividends from net invest-
  ment income                          (0.12)
 Dividends in excess of net
  investment income  ............       0.00
 Distributions from net
  realized gains on invest-
  ments                                 0.00
 Distributions in excess of net
  realized gains on invest-
  ments                                 0.00
                                   ---------
   Total distributions  .........      (0.12)
                                   ---------
Net asset value, end
 of period  .....................  $   10.79
                                   =========
Total return (a)  ...............       1.90%
Ratios and supplemental Data:
  Net assets end of period
   (in thousands)    ............  $  93,792
  Ratio of expenses to
   average net assets (b)   .           0.64%
  Ratio of net investment
   income (loss) to aver-
   age net assets (b)                   6.03%
  Ratio of commissions paid
   to number of shares  .........     N/A
  Portfolio turnover rate (a)   .     136.14%



                                                                      YEAR ENDED DECEMBER 31,
                                  ------------------------------------------------------------------------------------------------
                                     1996        1995         1994        1993        1992        1991        1990        1989
                                  ----------- ----------- ------------ ----------- ----------- ----------- ----------- -----------
Net asset value, beginning
 of period  ..................... $   11.35   $    9.80   $   11.24    $   11.18   $  11.18    $   9.91    $  10.07    $   9.29
 Income from operations:
  Net investment income
   (loss)   .....................      0.64         .69         .63          .72        .75         .86         .79         .75
  Net realized and unreal-
   ized gain (loss) on on
   investments    ...............     (0.64)       1.55       (1.44)         .95        .32        1.30        (.16)        .78
                                  ---------   ---------   ----------   ---------   ---------   ---------   ---------   ---------
   Total income (loss) from
    operations    ...............       .00        2.24        (.81)        1.67       1.07        2.16         .63        1.53
                                  ---------   ---------   ----------   ---------   ---------   ---------   ---------   ---------
Distributions:
 Dividends from net invest-
  ment income                          (.64)       (.69)       (.63)        (.72)      (.75)       (.86)       (.79)       (.75)
 Dividends in excess of net
  investment income  ............       .00         .00         .00          .00        .00         .00         .00         .00
 Distributions from net
  realized gains on invest-
  ments                                 .00         .00         .00         (.89)      (.32)       (.03)        .00         .00
 Distributions in excess of net
  realized gains on invest-
  ments                                 .00         .00         .00          .00        .00         .00         .00         .00
                                  ---------   ---------   ----------   ---------   ---------   ---------   ---------   ---------
   Total distributions  .........      (.64)       (.69)       (.63)       (1.61)     (1.07)       (.89)       (.79)       (.75)
                                  ---------   ---------   ----------   ---------   ---------   ---------   ---------   ---------
Net asset value, end
 of period  ..................... $   10.71   $   11.35   $    9.80    $   11.24   $  11.18    $  11.18    $   9.91    $  10.07
                                  =========   =========   ==========   =========   =========   =========   =========   =========
Total return (a)  ...............      0.14%      22.99%     (6.94%)       13.38%     6.79%       18.85%      6.21%       14.65%
Ratios and supplemental Data:
  Net assets end of period
   (in thousands)    ............ $  95,759   $  96,972   $  71,064    $  90,715   $ 56,820    $ 22,291    $ 10,143    $  7,025
  Ratio of expenses to
   average net assets (b)   .           .64%        .61%       .59%          .64%       .70%        .70%        .69%        .70%
  Ratio of net investment
   income (loss) to aver-
   age net assets (b)                  5.96%       6.45%      5.94%         5.94%      6.49%       8.02%       8.82%       8.60%
  Ratio of commissions paid
   to number of shares  .........     N/A         N/A         N/A          N/A         N/A         N/A         N/A         N/A
  Portfolio turnover rate (a)   .    187.72%     120.54%    131.73%       149.02%    80.73%      33.47%      18.09%      23.26%



                                     1988        1987
                                  ---------- ------------
Net asset value, beginning
 of period  ..................... $   9.22   $   10.28
 Income from operations:
  Net investment income
   (loss)   .....................      .90         .25
  Net realized and unreal-
   ized gain (loss) on on
   investments    ...............      .07        (.89)
                                  --------   ----------
   Total income (loss) from
    operations    ...............      .97        (.64)
                                  --------   ----------
Distributions:
 Dividends from net invest-
  ment income                         (.90)       (.38)
 Dividends in excess of net
  investment income  ............      .00         .00
 Distributions from net
  realized gains on invest-
  ments                                .00        (.04)
 Distributions in excess of net
  realized gains on invest-
  ments                                .00         .00
                                  --------   ----------
   Total distributions  .........     (.90)       (.42)
                                  --------   ----------
Net asset value, end
 of period  ..................... $   9.29   $    9.22
                                  ========   ==========
Total return (a)  ...............    7.73%      (5.66%)
Ratios and supplemental Data:
  Net assets end of period
   (in thousands)    ............ $  3,372   $   1,400
  Ratio of expenses to
   average net assets (b)   .          .70%       .86%
  Ratio of net investment
   income (loss) to aver-
   age net assets (b)                 8.96%      7.17%
  Ratio of commissions paid
   to number of shares  .........    N/A         N/A
  Portfolio turnover rate (a)   .   21.54%     134.76%



                               GLOBAL PORTFOLIO*




                                                                     PERIOD FROM
                                                                      1/1/97 to
                                                                       6/30/97
                                                                    -------------
                                                                     (unaudited)
Net asset value, beginning of period    ........................... $  18.12
 Income from operations:
  Net investment income (loss)    .................................     0.08
  Net realized and unrealized gain (loss) on investments  .........     2.99
                                                                    -----------
   Total income (loss) from operations  ...........................     3.07
                                                                    -----------
Distributions:
 Dividends from net investment income   ...........................      (0.13)
 Dividends in excess of net investment income    ..................     0.00
 Distributions from net realized gains on investments  ............      (0.17)
 Distributions in excess of net realized gains on investments   .       0.00
                                                                    -----------
   Total distributions   ..........................................      (0.30)
                                                                    -----------
Net asset value, end of period    ................................. $  20.89
                                                                    ===========
Total return (a)   ................................................    16.97  %
Ratios and supplemental data:
  Net assets at end of period (in thousands)  ..................... $  726,776
  Ratio of expenses to average net assets (b)    ..................     0.94  %
  Ratio of net investment income (loss)
   to average net assets (b)   ....................................     0.86  %
  Ratio of commissions paid to number of shares  .................. $   0.0095
  Portfolio turnover rate (a)  ....................................    42.35  %



                                                                                  YEAR ENDED DECEMBER 31,
                                                                    ---------------------------------------------------
                                                                        1996          1995         1994        1993
                                                                    ------------- ------------ ------------ -----------
Net asset value, beginning of period    ........................... $  15.52       $  13.12     $  13.62    $  10.16
 Income from operations:
  Net investment income (loss)    .................................     0.08            .10          .10         .04
  Net realized and unrealized gain (loss) on investments  .........     4.20           2.91          .10        3.72
                                                                    -----------    --------     --------    ---------
   Total income (loss) from operations  ...........................     4.28           3.01          .20        3.76
                                                                    -----------    --------     --------    ---------
Distributions:
 Dividends from net investment income   ...........................      (0.04)         .00         (.10)       (.04)
 Dividends in excess of net investment income    ..................       (.17)         .00         (.01)        .00
 Distributions from net realized gains on investments  ............      (1.47)        (.61)        (.56)       (.26)
 Distributions in excess of net realized gains on investments   .          .00         (.00)        (.03)        .00
                                                                    -----------    --------     --------    ---------
   Total distributions   ..........................................      (1.68)        (.61)        (.70)       (.30)
                                                                    -----------    --------     --------    ---------
Net asset value, end of period    ................................. $  18.12       $  15.52     $  13.12    $  13.62
                                                                    ===========    ========     ========    =========
Total return (a)   ................................................    27.74  %       23.06%         .25%      35.05%
Ratios and supplemental data:
  Net assets at end of period (in thousands)  ..................... $  534,820     $289,506     $261,778    $ 99,094
  Ratio of expenses to average net assets (b)    ..................        .99%         .99%        1.01%       1.09%
  Ratio of net investment income (loss)
   to average net assets (b)   ....................................        .46%         .75%         .73%        .30%
  Ratio of commissions paid to number of shares  .................. $   0.0154        N/A          N/A          N/A
  Portfolio turnover rate (a)  ....................................    88.31  %      130.60%      192.06%     79.93%



                                                                      1992 (c)
                                                                    -------------
Net asset value, beginning of period    ........................... $    10.00
 Income from operations:
  Net investment income (loss)    .................................       (.02)
  Net realized and unrealized gain (loss) on investments  .........        .18
                                                                    ------------
   Total income (loss) from operations  ...........................        .16
                                                                    ------------
Distributions:
 Dividends from net investment income   ...........................        .00
 Dividends in excess of net investment income    ..................        .00
 Distributions from net realized gains on investments  ............        .00
 Distributions in excess of net realized gains on investments   .          .00
                                                                    ------------
   Total distributions   ..........................................        .00
                                                                    ------------
Net asset value, end of period    ................................. $    10.16
                                                                    ============
Total return (a)   ................................................      1.62%
Ratios and supplemental data:
  Net assets at end of period (in thousands)  ..................... $      508
  Ratio of expenses to average net assets (b)    ..................       2.48%
  Ratio of net investment income (loss)
   to average net assets (b)   ....................................      (2.23%)
  Ratio of commissions paid to number of shares  ..................     N/A
  Portfolio turnover rate (a)  ....................................        .00%


* SEE NOTES TO FINANCIAL HIGHLIGHTS ON P. 9.

                            MONEY MARKET PORTFOLIO*




                                        PERIOD FROM
                                        1/1/97 to
                                         6/30/97
                                       ------------
                                        (unaudited)
Net asset value, beginning of period    $   1.00
 Income from operations:
  Net investment income (loss)  ......      0.03
  Net realized and unrealized gain
   (loss) on investments  ............      0.00
                                        --------
   Total income (loss) from
    operations   .....................      0.03
                                        --------
Distributions:
 Dividends from net investment
  income   ...........................     (0.03)
 Dividends from net realized gains
  on investments .....................      0.00
 Distributions from net realized
  gains on investments ...............      0.00
                                        --------
 Distributions in excess of
  net realized gains on
  investments ........................      0.00
   Total distributions   ............      (0.03)
                                        --------
Net asset value, end of period  ......  $   1.00
                                        ========
Total return (a)    ..................      2.56%
Ratios and supplemental data:
 Net assets at end of period
  (in thousands)    ..................  $130,553
  Ratio of expenses to average
   net assets (b)   ..................      0.46%
  Ratio of net investment
   income (loss) to average net
   assets (b)    .....................      5.11%
  Ratio of commissions paid to
   number of shares    ...............     N/A
  Portfolio turnover rate (a)   ......     N/A



                                                                      YEAR ENDED DECEMBER 31,
                                       --------------------------------------------------------------------------------------
                                           1996        1995        1994        1993         1992         1991        1990
                                       ------------ ----------- ----------- ----------- ------------- ----------- -----------
Net asset value, beginning of period    $   1.00     $  1.00     $  1.00     $  1.00     $  1.00       $  1.00     $  1.00
 Income from operations:
  Net investment income (loss)  ......       .05         .05         .04         .02         .03           .05         .07
  Net realized and unrealized gain
   (loss) on investments  ............       .00         .00         .00         .00         .00           .00         .00
                                        --------     -------     -------     -------     -------       -------     -------
   Total income (loss) from
    operations   .....................       .05         .05         .04         .02         .03           .05         .07
                                        --------     -------     -------     -------     -------       -------     -------
Distributions:
 Dividends from net investment
  income   ...........................      (.05)       (.05)       (.04)       (.02)       (.03)         (.05)       (.07)
 Dividends from net realized gains
  on investments .....................       .00         .00         .00         .00         .00           .00         .00
 Distributions from net realized
  gains on investments ...............       .00         .00         .00         .00         .00           .00         .00
                                        --------     -------     -------     -------     -------       -------     -------
 Distributions in excess of
  net realized gains on
  investments ........................       .00         .00         .00         .00         .00           .00         .00
   Total distributions   ............       (.05)       (.05)       (.04)       (.02)          .(03)      (.05)       (.07)
                                        --------     -------     -------     -------     -------       -------     -------
Net asset value, end of period  ......  $   1.00     $  1.00     $  1.00     $  1.00     $  1.00       $  1.00     $  1.00
                                        ========     =======     =======     =======     =======       =======     =======
Total return (a)    ..................      5.03%       5.40%       3.44%       2.45%       3.03%         5.25%       7.09%
Ratios and supplemental data:
 Net assets at end of period
  (in thousands)    ..................  $122,114     $80,544     $93,081     $45,782     $45,600       $33,695     $24,931
  Ratio of expenses to average
   net assets (b)   ..................       .52%        .56%        .60%        .66%        .70%          .70%        .66%
  Ratio of net investment
   income (loss) to average net
   assets (b)    .....................      5.03%       5.30%       3.59%       2.41%       2.99%         5.07%       7.09%
  Ratio of commissions paid to
   number of shares    ...............     N/A          N/A         N/A         N/A        N/A            N/A         N/A
  Portfolio turnover rate (a)   ......     N/A          N/A         N/A         N/A        N/A            N/A         N/A



                                          1989       1988       1987
                                       ---------- ---------- ----------
Net asset value, beginning of period   $  1.00    $  1.00    $  1.00
 Income from operations:
  Net investment income (loss)  ......     .07        .05        .04
  Net realized and unrealized gain
   (loss) on investments  ............     .00        .00        .00
                                       --------   --------   --------
   Total income (loss) from
    operations   .....................     .07        .05        .04
                                       --------   --------   --------
Distributions:
 Dividends from net investment
  income   ...........................    (.07)      (.05)      (.04)
 Dividends from net realized gains
  on investments .....................     .00        .00        .00
 Distributions from net realized
  gains on investments ...............     .00        .00        .00
                                       --------   --------   --------
 Distributions in excess of
  net realized gains on
  investments ........................     .00        .00        .00
   Total distributions   ............     (.07)      (.05)      (.04)
                                       --------   --------   --------
Net asset value, end of period  ...... $  1.00    $  1.00    $  1.00
                                       ========   ========   ========
Total return (a)    ..................    8.09%      5.77%      4.56%
Ratios and supplemental data:
 Net assets at end of period
  (in thousands)    .................. $ 6,233    $ 5,114    $   582
  Ratio of expenses to average
   net assets (b)   ..................     .70%       .70%       .89%
  Ratio of net investment
   income (loss) to average net
   assets (b)    .....................    7.82%      6.26%      4.83%
  Ratio of commissions paid to
   number of shares    ...............    N/A        N/A        N/A
  Portfolio turnover rate (a)   ......    N/A        N/A        N/A


                              BALANCED PORTFOLIO*




                                                                                             YEAR ENDED DECEMBER 31,
                                                                                      -------------------------------------
                                                                          PERIOD FROM
                                                                          1/1/97 to
                                                                           6/30/97        1996        1995       1994 (e)
                                                                         ------------ ------------ ----------- ------------
                                                                          (unaudited)
Net asset value, beginning of period   ................................. $ 11.39      $ 10.63       $   9.24    $   10.00
 Income from operations:
  Net investment income (loss)   .......................................    0.19            .34          .44          .34
  Net realized and unrealized gain (loss) on investments    ............    0.72            .80         1.38         (.76)
                                                                         ----------   ----------    --------    ---------
   Total income (loss) from operations    ..............................    0.91         1.14           1.82         (.42)
                                                                         ----------   ----------    --------    ---------
 Distributions:
  Dividends from net investment income    ..............................     (0.06)        (.28)        (.43)        (.34)
  Dividends in excess of net investment income  ........................    0.00            .00          .00          .00
  Distributions from net realized gains on investments   ...............     (0.09)        (.10)         .00          .00
  Distributions in excess of net realized gains on investments .........    0.00            .00          .00          .00
                                                                         ----------   ----------    --------    ---------
   Total distributions  ................................................     (0.15)        (.38)        (.43)        (.34)
                                                                         ----------   ----------    --------    ---------
Net asset value, end of period   ....................................... $ 12.15      $ 11.39       $  10.63    $    9.24
                                                                         ==========   ==========    ========    =========
Total return (a)  ......................................................    7.85  %     10.72  %       19.80%       (5.73%)
Ratios and supplemental data:
 Net assets at end of period (in thousands)  ........................... $  60,916    $  49,331     $ 31,114    $  19,422
 Ratio of expenses to average net assets (b) ...........................    0.93  %         .97%         .97%        1.00%
 Ratio of net investment income (loss) to average net assets (b)  ......    3.22  %      3.14  %        4.38%        4.27%
 Ratio of commissions paid to number of shares  ........................ $  0.0014    $  0.0024        N/A         N/A
 Portfolio turnover rate (a)  ..........................................   26.96  %     76.90  %       98.55%       57.73%



* SEE NOTES TO FINANCIAL HIGHLIGHTS ON P. 9.

                          EMERGING GROWTH PORTFOLIO*




                                                                      PERIOD FROM
                                                                       1/1/97 to
                                                                        6/30/97
                                                                     -------------
                                                                      (unaudited)
Net asset value, beginning of period  .............................. $   18.46
 Income from operations:
  Net investment income (loss)  ....................................       (0.02)
  Net realized and unrealized gain (loss) on investments   .........      1.61
                                                                     -------------
   Total income (loss) from operations   ...........................      1.59
                                                                     -------------
 Distributions:
  Dividends from net investment income   ...........................      0.00
  Dividends in excess of net investment income .....................      0.00
  Distributions from net realized gains on investments  ............       (0.11)
  Distributions in excess of net realized gains on investments   ...      0.00
                                                                     -------------
   Total distributions    ..........................................       (0.11)
                                                                     -------------
Net asset value, end of period  .................................... $   19.94
                                                                     =============
Total return (a)    ................................................      8.62  %
Ratios and supplemental data:
 Net assets at end of period (in thousands)    ..................... $   497,750
 Ratio of expenses to average net assets (b)   .....................      0.92  %
 Ratio of net investment income (loss) to average net assets (b)           (0.18%)
 Ratio of commissions paid to number of shares    .................. $    0.0580
 Portfolio turnover rate (a) .......................................     53.74  %



                                                                                   YEAR ENDED DECEMBER 31,
                                                                     ----------------------------------------------------
                                                                         1996          1995         1994       1993 (d)
                                                                     ------------- ------------ ------------ ------------
Net asset value, beginning of period  .............................. $  16.25       $  11.55    $   12.47    $   10.00
 Income from operations:
  Net investment income (loss)  ....................................       (.04)         .01          .01         (.04)
  Net realized and unrealized gain (loss) on investments   .........     3.10           5.42         (.92)        2.51
                                                                     -----------    --------    ----------   ----------
   Total income (loss) from operations   ...........................     3.06           5.43         (.91)        2.47
                                                                     -----------    --------    ----------   ----------
 Distributions:
  Dividends from net investment income   ...........................        .00          .00         (.01)         .00
  Dividends in excess of net investment income .....................        .00          .00          .00          .00
  Distributions from net realized gains on investments  ............       (.85)        (.73)         .00          .00
  Distributions in excess of net realized gains on investments   ...        .00          .00          .00          .00
                                                                     -----------    --------    ----------   ----------
   Total distributions    ..........................................       (.85)        (.73)        (.01)         .00
                                                                     -----------    --------    ----------   ----------
Net asset value, end of period  .................................... $  18.46       $  16.25    $   11.55    $   12.47
                                                                     ===========    ========    ==========   ==========
Total return (a)    ................................................    18.88  %       46.79%      (7.36%)       24.71%
Ratios and supplemental data:
 Net assets at end of period (in thousands)    ..................... $  431,454     $288,519    $ 182,650    $ 102,472
 Ratio of expenses to average net assets (b)   .....................        .94%         .91%        .92%         1.00%
 Ratio of net investment income (loss) to average net assets (b)          (.24%)         .03%        .06%       (.30%)
 Ratio of commissions paid to number of shares    .................. $   0.0565        N/A          N/A          N/A
 Portfolio turnover rate (a) .......................................   80.02  %       124.13%     72.62%        12.79%



                     STRATEGIC TOTAL RETURN PORTFOLIO*(J)





                                                                     PERIOD FROM
                                                                      1/1/97 to
                                                                       6/30/97
                                                                    -------------
                                                                     (unaudited)
Net asset value, beginning of period    ........................... $  13.97
 Income from operations:
  Net investment income (loss) ....................................     0.18
  Net realized and unrealized gain (loss) on investments  .........     1.74
                                                                    -----------
   Total income (loss) from operations  ...........................     1.92
                                                                    -----------
 Distributions:
  Dividends from net investment income  ...........................      (0.02)
  Dividends in excess of net investment income   ..................     0.00
  Distributions from net realized gains on investments ............      (0.04)
  Distributions in excess of net realized gains on investments  ...     0.00
                                                                    -----------
   Total distributions   ..........................................      (0.06)
                                                                    -----------
Net asset value, end of period    ................................. $  15.83
                                                                    ===========
Total return (a)   ................................................    13.75  %
Ratios and supplemental data:
  Net assets at end of period (in thousands)  ..................... $  473,397
  Ratio of expenses to average net assets (b)    ..................     0.87  %
  Ratio of net investment income (loss) to average net
   assets (b)   ...................................................     2.43  %
  Ratio of commissions paid to number of shares  .................. $   0.0598
  Portfolio turnover rate (a)  ....................................    23.06  %



                                                                                  YEAR ENDED DECEMBER 31,
                                                                    ---------------------------------------------------
                                                                        1996          1995         1994      1993 (d)
                                                                    ------------- ------------ ------------ -----------
Net asset value, beginning of period    ........................... $  12.86       $  10.90    $   11.23    $  10.00
 Income from operations:
  Net investment income (loss) ....................................      .37            .37          .31         .19
  Net realized and unrealized gain (loss) on investments  .........     1.56           2.33         (.33)       1.33
                                                                    -----------    --------    ----------   ---------
   Total income (loss) from operations  ...........................     1.93           2.70         (.02)       1.52
                                                                    -----------    --------    ----------   ---------
 Distributions:
  Dividends from net investment income  ...........................       (.32)        (.37)        (.31)       (.19)
  Dividends in excess of net investment income   ..................        .00          .00          .00         .00
  Distributions from net realized gains on investments ............       (.50)        (.37)         .00        (.10)
  Distributions in excess of net realized gains on investments  ...        .00          .00          .00         .00
                                                                    -----------    --------    ----------   ---------
   Total distributions   ..........................................       (.82)        (.74)        (.31)       (.29)
                                                                    -----------    --------    ----------   ---------
Net asset value, end of period    ................................. $  13.97       $  12.86    $   10.90    $  11.23
                                                                    ===========    ========    ==========   =========
Total return (a)   ................................................    15.00  %       24.66%       (.53%)      13.49%
Ratios and supplemental data:
  Net assets at end of period (in thousands)  ..................... $  390,141     $256,806    $ 183,867    $ 90,560
  Ratio of expenses to average net assets (b)    ..................        .91%         .87%        .89%        1.00%
  Ratio of net investment income (loss) to average net
   assets (b)   ...................................................     2.72  %        3.07%       2.78%        1.70%
  Ratio of commissions paid to number of shares  .................. $   0.0582        N/A          N/A          N/A
  Portfolio turnover rate (a)  ....................................    49.32  %       52.59%      53.50%       27.41%



* SEE NOTES TO FINANCIAL HIGHLIGHTS ON P. 9.

                          AGGRESSIVE GROWTH PORTFOLIO*




                                                                                             YEAR ENDED DECEMBER 31,
                                                                                      --------------------------------------
                                                                          PERIOD FROM
                                                                          1/1/97 to
                                                                           6/30/97        1996         1995       1994 (e)
                                                                         ------------ ------------ ------------ ------------
                                                                          (unaudited)
Net asset value, beginning of period   ................................. $  14.18     $ 13.25       $    9.86    $   10.00
 Income from operations:
  Net investment income (loss)   .......................................     0.00          (.01)         (.06)         .02
  Net realized and unrealized gain (loss) on investments    ............     2.10        1.38            3.96         (.14)
                                                                         ------------ ----------    ---------    ---------
   Total income (loss) from operations    ..............................     2.10        1.37            3.90         (.12)
                                                                         ------------ ----------    ---------    ---------
 Distributions:
  Dividends from net investment income    ..............................     0.00           .00           .00         (.02)
  Dividends in excess of net investment income  ........................     0.00          (.19)          .00          .00
  Distributions from net realized gains on investments   ...............      (0.10)       (.25)         (.51)         .00
  Distributions in excess of net realized gains on investments .........     0.00
                                                                         ------------
   Total distributions  ................................................      (0.10)       (.44)         (.51)        (.02)
                                                                         ------------ ----------    ---------    ---------
Net asset value, end of period   ....................................... $  16.18     $ 14.18       $   13.25    $    9.86
                                                                         ============ ==========    =========    =========
Total return (a)  ......................................................    14.83  %    10.45  %        38.02%       (1.26%)
Ratios and supplemental data:
  Net assets at end of period (in thousands)    ........................ $  276,113   $ 220,552     $ 158,534    $  38,826
  Ratio of expenses to average net assets (b)   ........................     0.96  %        .98%         1.07%        1.00%
  Ratio of net investment income (loss) to average net assets (b)    ...      (0.03%)    (.10%)        (.48%)         0.20%
  Ratio of commissions paid to number of shares    ..................... $   0.0698   $  0.0708        N/A          N/A
  Portfolio turnover rate (a) ..........................................    63.64  %   101.28  %       108.04%      89.73%



                      TACTICAL ASSET ALLOCATION PORTFOLIO*





                                                                                            YEAR ENDED DECEMBER 31,
                                                                                          ---------------------------
                                                                            PERIOD FROM
                                                                            1/1/97 to
                                                                             6/30/97          1996         1995 (f)
                                                                           ------------   ------------   ------------
                                                                            (unaudited)
Net asset value, beginning of period   .................................   $ 12.61        $ 11.49         $   10.00
 Income from operations:
  Net investment income (loss)   .......................................      0.17              .33             .41
  Net realized and unrealized gain (loss) on investments ...............      0.91           1.33              1.93
                                                                           ----------     ----------      ---------
  Total income (loss) from operations  .................................      1.08           1.66              2.34
                                                                           ----------     ----------      ---------
 Distributions:
  Dividends from net investment income .................................       (0.03)          (.30)           (.41)
  Dividends in excess of net investment income  ........................      0.00              .00             .00
  Distributions from net realized gains on investments   ...............       (0.09)          (.24)           (.44)
  Distributions in excess of net realized gains on investments .........      0.00              .00             .00
                                                                           ----------     ----------      ---------
   Total distributions  ................................................       (0.12)          (.54)           (.85)
                                                                           ----------     ----------      ---------
Net asset value, end of period   .......................................   $ 13.57        $ 12.61         $   11.49
                                                                           ==========     ==========      =========
Total return (a)  ......................................................      8.53  %       14.42  %          20.09%
Ratios and supplemental data:
  Net assets at end of period (in thousands)    ........................   $ 262,519      $ 206,172       $ 120,531
  Ratio of expenses to average net assets (b)   ........................      0.86  %           .90%            .93%
  Ratio of net investment income (loss) to average net assets (b)    ...      2.63  %        2.78  %           3.76%
  Ratio of commissions paid to number of shares    .....................   $  0.0221      $  0.0050          N/A
  Portfolio turnover rate (a) ..........................................     30.08  %       98.97  %          38.68%



  * SEE NOTES TO FINANCIAL HIGHLIGHTS ON P. 9.

                         GROWTH & INCOME PORTFOLIO*(K)





                                                                                             YEAR ENDED DECEMBER 31,
                                                                                      -------------------------------------
                                                                          PERIOD FROM
                                                                          1/1/97 TO-
                                                                           6/30/97        1996        1995       1994 (e)
                                                                         ------------ ------------ ----------- ------------
                                                                          (unaudited)
Net asset value, beginning of period   ................................. $ 11.76      $ 11.12       $   9.30    $   10.00
 Income from operations:
  Net investment income (loss)   .......................................    0.22            .42          .46          .43
  Net realized and unrealized gain (loss) on investments    ............    0.84            .87         1.93         (.70)
                                                                         ----------   ----------    --------    ---------
   Total income (loss) from operations    ..............................    1.06         1.29           2.39         (.27)
                                                                         ----------   ----------    --------    ---------
 Distributions:
  Dividends from net investment income    ..............................     (0.03)        (.33)        (.46)        (.43)
  Dividends in excess of net investment income  ........................    0.00            .00          .00          .00
  Distributions from net realized gains on investments   ...............     (0.16)        (.32)        (.11)         .00
  Distributions in excess of net realized gains on investments .........    0.00            .00          .00          .00
                                                                         ----------   ----------    --------    ---------
   Total distributions  ................................................     (0.19)        (.65)        (.57)        (.43)
                                                                         ----------   ----------    --------    ---------
Net asset value, end of period   ....................................... $ 12.63      $ 11.76       $  11.12    $    9.30
                                                                         ==========   ==========    ========    =========
Total return (a)  ......................................................    8.93  %     11.64  %       25.25%       (4.58%)
Ratios and supplemental data:
  Net assets at end of period (in thousands)    ........................ $  44,871    $  38,115     $ 24,607    $  10,482
  Ratio of expenses to average net assets (b)   ........................    0.95  %      1.00  %        1.00%        1.00%
  Ratio of net investment income (loss) to average net assets (b)    ...    3.74  %      3.73  %        4.56%        5.36%
  Ratio of commissions paid to number of shares    ..................... $  0.0435    $  0.0433        N/A         N/A
  Portfolio turnover rate (a) ..........................................   50.93  %     68.53  %       78.34%       36.13%



                           C.A.S.E. GROWTH PORTFOLIO*





                                                                                           YEAR ENDED DECEMBER 31,
                                                                                          --------------------------
                                                                            PERIOD FROM
                                                                            1/1/97 TO
                                                                             6/30/97          1996          1995
                                                                           ------------   ------------   -----------
                                                                            (unaudited)
Net asset value, beginning of period   .................................   $ 13.42        $ 11.66         $  10.00
 Income from operations:
  Net investment income (loss)   .......................................      0.04              .12            .12
  Net realized and unrealized gain (loss) on investments    ............      0.65           1.92             2.49
                                                                           ----------     ----------      --------
   Total income (loss) from operations    ..............................      0.69           2.04             2.61
                                                                           ----------     ----------      --------
 Distributions:
  Dividends from net investment income    ..............................       (0.01)          (.05)          (.12)
  Dividends in excess of net investment income  ........................      0.00              .00
  Distributions from net realized gains on investments   ...............       (0.07)          (.23)          (.83)
  Distributions in excess of net realized gains on investments .........      0.00              .00
                                                                           ----------     ----------
   Total distributions  ................................................       (0.08)          (.28)          (.95)
                                                                           ----------     ----------      --------
Net asset value, end of period   .......................................   $ 14.03        $ 13.42         $  11.66
                                                                           ==========     ==========      ========
Total return (a)  ......................................................      5.19  %       17.50  %         20.65%
Ratios and supplemental data:
  Net assets at end of period (in thousands)    ........................   $  38,283      $  26,560       $  2,578
  Ratio of expenses to average net assets (b)   ........................      1.00  %        1.00  %          1.00%
  Ratio of net investment income (loss) to average net assets (b)    ...      0.63  %           .94%          1.02%
  Ratio of commissions paid to number of shares    .....................   $  0.0600      $  0.0604          N/A
  Portfolio turnover rate (a) ..........................................    110.17  %      160.27  %        121.62%



 * SEE NOTES TO FINANCIAL HIGHLIGHTS ON P. 9.

                            GLOBAL SECTOR PORTFOLIO*




                                                                            PERIOD FROM     YEAR ENDED
                                                                             1/1/97 TO      DECEMBER 31,
                                                                              6/30/97        1996 (h)
                                                                           -------------   -------------
                                                                            (unaudited)
Net asset value, beginning of period   .................................    $  10.55        $  10.00
 Income from operations:
  Net investment income (loss)   .......................................        0.10               .06
  Net realized and unrealized gain (loss) on investments    ............        0.61               .55
                                                                            ----------      ----------
   Total income (loss) from operations .................................        0.71               .61
                                                                            ----------      ----------
 Distributions:
  Dividends from net investment income .................................         (0.03)           (.02)
  Dividends in excess of net investment income  ........................        0.00               .00
  Distributions from net realized gains on investments   ...............        0.00              (.04)
  Distributions in excess of net realized gains on investments .........        0.00               .00
                                                                            ----------      ----------
   Total distributions  ................................................         (0.03)           (.06)
                                                                            ----------      ----------
Net asset value, end of period   .......................................    $  11.23        $  10.55
                                                                            ==========      ==========
Total return (a)  ......................................................        6.44  %         6.08  %
Ratios and supplemental data:
  Net assets at end of period (in thousands)    ........................    $   11,069      $    6,986
  Ratio of expenses to average net assets (b)   ........................        1.29  %         2.37  %
  Ratio of net investment income (loss) to average net assets (b)    ...        2.01  %            .62%
  Ratio of commissions paid to number of shares    .....................    $   0.0640      $   0.0313
  Portfolio turnover rate (a) ..........................................       32.87  %        27.58  %



                            VALUE EQUITY PORTFOLIO*





                                                                            PERIOD FROM     YEAR ENDED
                                                                             1/1/97 TO      DECEMBER 31,
                                                                              6/30/97        1996 (H)
                                                                           -------------   -------------
                                                                            (unaudited)
 Net asset value, beginning of period  .................................    $  11.27        $  10.00
  Income from operations:
   Net investment income (loss)  .......................................        0.07               .10
   Net realized and unrealized gain (loss) on investments   ............        1.58            1.23
                                                                            ----------      ----------
    Total income (loss) from operations   ..............................        1.65            1.33
                                                                            ----------      ----------
  Distributions:
   Dividends from net investment income   ..............................         (0.01)           (.04)
   Dividends in excess of net investment income ........................        0.00               .00
   Distributions from net realized gains on investments  ...............        0.00              (.02)
   Distributions in excess of net realized gains on investments   ......        0.00               .00
                                                                            ----------      ----------
    Total distributions    .............................................         (0.01)           (.06)
                                                                            ----------      ----------
 Net asset value, end of period  .......................................    $  12.91        $  11.27
                                                                            ==========      ==========
 Total return (a)    ...................................................       14.66  %        13.19  %
 Ratios and supplemental data:
   Net assets at end of period (in thousands)   ........................    $  114,430      $   49,394
   Ratio of expenses to average net assets (b)  ........................        0.92  %         1.00  %
   Ratio of net investment income (loss) to average net assets (b)   ...        1.11  %            .89%
   Ratio of commissions paid to number of shares   .....................    $   0.0629      $   0.0696
   Portfolio turnover rate (a)   .......................................       10.13  %         7.93  %



* SEE NOTES TO FINANCIAL HIGHLIGHTS ON P. 9.

                        INTERNATIONAL EQUITY PORTFOLIO*




                                                                            PERIOD FROM
                                                                            1/2/97 to
                                                                            6/30/97(i)
                                                                           ------------
                                                                            (unaudited)
Net asset value, beginning of period   .................................   $ 10.00
 Income from operations:
  Net investment income (loss)   .......................................      0.09
  Net realized and unrealized gain (loss) on investments    ............      1.25
                                                                           ----------
   Total income (loss) from operations    ..............................      1.34
                                                                           ----------
 Distributions:
  Dividends from net investment income .................................      0.00
  Dividends in excess of net investment income  ........................      0.00
  Distributions from net realized gains on investments   ...............      0.00
  Distributions in excess of net realized gains on investments .........      0.00
                                                                           ----------
   Total distributions  ................................................      0.00
                                                                           ----------
Net asset value, end of period   .......................................   $ 11.34
                                                                           ==========
Total return(a)   ......................................................     13.44  %
Ratios and supplemental data:
  Net assets at end of period (in thousands)    ........................   $  12,005
  Ratio of expenses to average net assets(b) ...........................      1.50  %
  Ratio of net investment income (loss) to average net assets(b)  ......      1.60  %
  Ratio of commissions paid to number of shares    .....................   $  0.0276
  Portfolio turnover rate(a)  ..........................................     12.72  %



                             U.S. EQUITY PORTFOLIO*



                                                                            PERIOD FROM
                                                                            1/2/97 to
                                                                            6/30/97(i)
                                                                           ------------
                                                                            (unaudited)
Net asset value, beginning of period   .................................   $ 10.00
 Income from operations:
  Net investment income (loss)   .......................................   $  0.07
  Net realized and unrealized gain (loss) on investments    ............   $  1.43
                                                                           ----------
   Total income (loss) from operations    ..............................      1.50
                                                                           ----------
 Distributions:
  Dividends from net investment income .................................      0.00
  Dividends in excess of net investment income  ........................      0.00
  Distributions from net realized gains on investments   ...............      0.00
  Distributions in excess of net realized gains on investments .........      0.00
                                                                           ----------
   Total distributions  ................................................      0.00
                                                                           ----------
Net asset value, end of period   .......................................   $ 11.50
                                                                           ==========
Total return (a)  ......................................................     14.99  %
Ratios and supplemental data:
  Net assets at end of period (in thousands)    ........................   $  19,209
  Ratio of expenses to average net assets(b)    ........................      1.30  %
  Ratio of net investment income (loss) to average net assets(b)  ......      1.24  %
  Ratio of commissions paid to number of shares    .....................   $  0.0327
  Portfolio turnover rate(a)  ..........................................     25.58  %



 * SEE NOTES TO FINANCIAL HIGHLIGHTS ON P. 9.

NOTES TO FINANCIAL HIGHLIGHTS


(a) For periods of less than one year the total return and portfolio turnover rate are not annualized.
(b) For periods of less than one year the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets are annualized. Without the advisory fee waiver by WRL (the Fund's Investment Adviser prior to January 1, 1997) the ratio for each period presented would be as follows:



                                                                   DECEMBER 31
                                  -----------------------------------------------------------------------------
            Portfolio
---------------------------------  1996    1995    1994    1993    1992   1991   1990    1989     1988    1987
Money Market   ..................       *       *       *       *      *      *      *    .84%     1.16%  1.63%
Bond  ...........................       *       *       *       *      *    .82      *    .82%     1.07%  2.12%
Growth...........................       *       *       *       *      *      *      *   1.13%     1.49%  1.90%
Global   ........................       *       *       *       *      *     **     **    **          **     **
Strategic Total Return  .........       *       *       *   1.12%     **     **     **    **          **     **
Emerging Growth   ...............       *       *       *   1.16%     **     **     **    **          **     **
Aggressive Growth ...............       *       *   1,18%      **     **     **     **    **          **     **
Balanced ........................       *       *   1.34%      **     **     **     **    **          **     **
Growth & Income   ...............       *   1.08%   1.90%      **     **     **     **    **          **     **
Tactical Asset Allocation  ......       *       *       *      **     **     **     **    **          **     **
C.A.S.E. Growth   ...............   1.64%   4.15%      **      **     **     **     **    **          **     **
Global Sector  ..................     N/A      **      **      **     **     **     **    **          **     **
Value Equity   ..................   1.03%      **      **      **     **     **     **    **          **     **



 * No waiver--Portfolio did not exceed expense limitations.

 ** Portfolio was not in existence during this period.

    Without the advisory fee waived by WRL, the ratio would be 3.28% for the International Equity Portfolio and 2.07% for the U.S. Equity Portfolio.
(c) The inception of this Portfolio was December 3, 1992.
(d) The inception of the Portfolio was March 1, 1993.
(e) The inception of this Portfolio was March 1, 1994.
(f) The inception of this Portfolio was January 3, 1995.
(g) The inception of this Portfolio was May 1, 1995.
(h) The inception of this Portfolio was May 1, 1996.
(i) The inception of this Portfolio was January 2, 1997.
(j) Prior to May 1, 1997, this Portfolio was named the Equity-Income
    Portfolio.
(k) Prior to May 1, 1997, this Portfolio was named the Utility Portfolio.





                             PORTFOLIOS AT A GLANCE


The Fund consists of seventeen Portfolios. This Prospectus provides information on sixteen Portfolios of the Fund. WRL Investment Management, Inc. ("WRL Management") serves as the Fund's investment adviser ("Investment Adviser"), and contracts on behalf of each Portfolio with an investment sub-adviser ("Sub-Adviser") to provide investment advisory assistance and portfolio management advice for each Portfolio. See "Management of the Fund," p. 42. Each Portfolio has its own distinct investment objective and policies which are summarized below:


/diamond/ AGGRESSIVE GROWTH PORTFOLIO


OBJECTIVE: Seeks long-term capital appreciation.


INVESTMENT POLICY: The Aggressive Growth Portfolio invests primarily in a diversified, actively managed portfolio of equity securities, such as common stock or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights.

INVESTOR PROFILE: For the investor who aggressively seeks capital growth, and who can tolerate substantial volatility in the value of an investment.

SUB-ADVISER: Fred Alger Management, Inc.

/diamond/ EMERGING GROWTH PORTFOLIO


OBJECTIVE: Seeks capital appreciation by investing primarily in common stocks of small and medium-sized companies.

INVESTMENT POLICY: The Emerging Growth Portfolio invests primarily in common stocks of small and medium-sized companies. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in common stocks of small and medium-sized companies, both domestic and foreign, in the early stages of their life cycle, believed to have the potential to become major enterprises.

INVESTOR PROFILE: For the investor seeking greater opportunities for growth of capital and willing to accept certain special risks. (See "Portfolio Securities and Risk Factors" on p. 32.)


SUB-ADVISER: Van Kampen American Capital Asset Management, Inc.

/diamond/ INTERNATIONAL EQUITY PORTFOLIO

OBJECTIVE: Seeks long-term growth of capital.

INVESTMENT POLICY: The International Equity Portfolio invests primarily in the common stock of foreign issuers traded on overseas exchanges and in foreign over-the-counter ("OTC") markets.

INVESTOR PROFILE: For the investor who seeks long-term growth of capital through investments in foreign securities. The investor should also be able to tolerate the significant risk factors associated with foreign investing.

CO-SUB-ADVISERS: Scottish Equitable Investment Management Limited and GE Investment Management Incorporated

/diamond/



 GLOBAL PORTFOLIO

OBJECTIVE: Seeks long-term growth of capital in a manner consistent with preservation of capital.

INVESTMENT POLICY: The Global Portfolio invests primarily in common stocks of foreign and domestic issuers.

INVESTOR PROFILE: For the investor who wants capital growth without being limited to investments in U.S. securities. The investor should also be able to tolerate the significant risk factors associated with foreign investing.

SUB-ADVISER: Janus Capital Corporation

/diamond/ GROWTH PORTFOLIO

OBJECTIVE: Seeks growth of capital.

INVESTMENT POLICY: The Growth Portfolio invests primarily in common stocks listed on a national securities exchange or traded on NASDAQ, which the Portfolio's Sub-Adviser believes have a good potential for capital growth.

INVESTOR PROFILE: For the investor who wants capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in value.


SUB-ADVISER: Janus Capital Corporation

/diamond/ THIRD AVENUE VALUE PORTFOLIO

OBJECTIVE: Seeks long-term capital appreciation.

INVESTMENT POLICY: The Third Avenue Value Portfolio invests primarily in a portfolio of equity securities of well-financed companies believed to be priced below their private market values and debt securities providing strong protective covenants and high, effective yields.

INVESTOR PROFILE: For the investor willing to hold shares through periods of market fluctuations and the accompanying changes in share prices. This Portfolio is not intended for investors seeking short-term price appreciation or for "market timers."

SUB-ADVISER: EQSF Advisers, Inc.

/diamond/ C.A.S.E. GROWTH PORTFOLIO

OBJECTIVE: Seeks annual growth of capital through investment in companies whose management, financial resources and fundamentals appear attractive on a scale measured against each company's present value.

INVESTMENT POLICY: The C.A.S.E. Growth Portfolio will primarily invest in companies whose securities are traded on a national exchange or in the domestic OTC markets. Companies are selected based on their perceived qualitative and quantitive fundamental strengths, on a market relative basis against other companies in the same industry, sector and against the broad market.

INVESTOR PROFILE: For the investor who seeks growth in excess of the Standard & Poor's Index of 500 Common Stocks (the "S&P 500") on a quarterly basis, but wants a diversified portfolio that seeks to have investments in companies that have below market risk characteristics. The investor should be comfortable with the price fluctuations of a stock portfolio.

SUB-ADVISER: C.A.S.E. Management, Inc.


/diamond/ U.S. EQUITY PORTFOLIO

OBJECTIVE: Seeks long-term growth of capital.

INVESTMENT POLICY: The U.S. Equity Portfolio invests primarily in equity securities of U.S. companies. Under normal conditions, the Portfolio will invest at least 65% of its assets in equity securities, consisting of common stocks and preferred stocks, and securities convertible into common stocks, consisting of convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights issued by U.S. companies.

INVESTOR PROFILE: For the investor seeking growth from a broadly diversified portfolio consisting of both "value" and "growth" equities, which the Portfolio's Sub-Adviser believes will have characteristics similar to the S&P 500 and the potential to outperform the S&P 500 on a total return basis. The investor should be comfortable with the price fluctuations of a stock portfolio.

SUB-ADVISER: GE Investment Management Incorporated

/diamond/ VALUE EQUITY PORTFOLIO

OBJECTIVE: Seeks to achieve maximum, consistent total return with minimum risk to principal.

INVESTMENT POLICY: The Value Equity Portfolio invests primarily in common stocks with above-average statistical value which, in the Sub-Adviser's opinion, are in fundamentally attractive industries and are undervalued at the time of purchase.

INVESTOR PROFILE: For the investor who seeks both capital preservation and long-term capital appreciation.

SUB-ADVISER: NWQ Investment Management Company, Inc.

/diamond/ GLOBAL SECTOR PORTFOLIO

OBJECTIVE: Seeks growth of capital.

INVESTMENT POLICY: The Global Sector Portfolio follows an asset allocation strategy that shifts among a wide range of asset categories and within them, market sectors. The Portfolio will invest primarily in the following asset categories: equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including mortgage-related and other asset-backed securities and securities rated below investment grade; real estate investment trusts ("REITs"); equity securities of companies involved in the exploration, mining, processing, or dealing or investing in gold; gold bullion; and domestic money market instruments.

INVESTOR PROFILE: For the investor who seeks long-term capital appreciation and protection of buying power who, at the same time, can tolerate an increased exposure to risk. The Portfolio is geared towards investors willing to concentrate in industries and countries that offer an opportunity for greater capital appreciation and are willing to take the additional risks associated with sector investing and asset rotation.

SUB-ADVISER: Meridian Investment Management Corporation (Prior to March 1, 1997, INVESCO Global Asset Management Limited served as Co-Sub-Adviser to this Portfolio.)

/diamond/ TACTICAL ASSET ALLOCATION PORTFOLIO

OBJECTIVE: Seeks preservation of capital and competitive investment returns.

INVESTMENT POLICY: The Tactical Asset Allocation Portfolio invests primarily in stocks, U.S. Treasury bonds, notes and bills, and money market funds.

INVESTOR PROFILE: For the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.

SUB-ADVISER: Dean Investment Associates


/diamond/ STRATEGIC TOTAL RETURN PORTFOLIO

OBJECTIVE: Seeks to provide current income, long-term growth of income and capital appreciation.

INVESTMENT POLICY: The Strategic Total Return Portfolio invests primarily in a blend of equity and fixed-income securities, including common stocks, income producing securities convertible into common stocks, and fixed-income securities.

INVESTOR PROFILE: For the investor who wants current income with the prospect of income growth, plus the prospect of capital growth. The investor should be comfortable with the price fluctuations of a stock portfolio that invests in both equity and fixed income securities.

SUB-ADVISER: Luther King Capital Management Corporation

/diamond/ GROWTH & INCOME PORTFOLIO

OBJECTIVE: Seeks total return by investing in securities that have defensive characteristics.

INVESTMENT POLICY: The Growth & Income Portfolio invests primarily in a diversified portfolio of equity and debt securities with an emphasis on sector investing.

INVESTOR PROFILE: For the investor who seeks high current income and moderate capital appreciation and is willing to accept certain special risks associated with sector investing.

SUB-ADVISER: Federated Investment Counseling


/diamond/ BALANCED PORTFOLIO

OBJECTIVE: Seeks preservation of capital, reduced volatility, and superior long-term risk-adjusted returns.

INVESTMENT POLICY: The Balanced Portfolio invests primarily in common stock, convertible securities and fixed-income securities.

INVESTOR PROFILE: For the investor who wants capital growth and income from the same investment, but who also wants an investment which has the prospect of sustaining its interim principal value through maintaining a balance between equity and debt. The Portfolio is not designed for investors who desire a consistent level of income.

SUB-ADVISER: AEGON USA Investment Management, Inc.

/diamond/ BOND PORTFOLIO


OBJECTIVE: Seeks the highest possible current income within the confines of the primary goal of insuring the protection of capital.

INVESTMENT POLICY: The Bond Portfolio invests at least 65%, and usually a higher percentage, of its assets in debt securities issued by the U.S. Government and its agencies and instrumentalities and in other medium to high-quality debt securities.


INVESTOR PROFILE: For the investor seeking current income consistent with preservation of capital, and who can tolerate the fluctuation in the principal associated with changes in interest rates.


SUB-ADVISER: AEGON USA Investment Management, Inc.


/diamond/ MONEY MARKET PORTFOLIO


OBJECTIVE: Seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

INVESTMENT POLICY: The Money Market Portfolio maintains a dollar-weighted average portfolio maturity of not more than 90 days by investing in U.S. dollar-denominated securities which have effective maturities of not more than 13 months and present minimal credit risks.

INVESTOR PROFILE: For the investor seeking current income, preservation of capital and maintenance of liquidity.


SUB-ADVISER: J.P. Morgan Investment Management Inc.

                            PERFORMANCE INFORMATION



The Fund may include quotations of a Portfolio's total return or yield in connection with the total return for the appropriate Separate Account, in advertisements, sales literature or reports to Policyholders or to prospective investors. Total return and yield quotations for a Portfolio reflect only the performance of a hypothetical investment in the Portfolio during the particular time period shown as calculated based on the historical performance of the Portfolio during that period. Such quotations do not in any way indicate or project future performance. Quotations of total return and yield will not reflect charges or deductions against the Separate Accounts or charges and deductions against the Policies or the Annuity Contracts. Where relevant, the prospectuses for the Policies and the Annuity Contracts contain performance information which show total return and yield for the Separate Accounts, Policies or Annuity Contracts.

/diamond/ TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a Portfolio held for a stated period of time as of a stated ending date. When a Portfolio has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a Portfolio's investment advisory fees and direct Portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the Portfolio when made.


The rates of return shown below depict the actual investment experience of each of the Portfolios for the periods shown. (The International Equity, U.S. Equity, and Third Avenue Value Portfolios had not commenced operations as of December 31, 1996, so performance information is not yet available for these Portfolios.) THE INFORMATION PROVIDED BELOW SHOWS THE HISTORICAL INVESTMENT EXPERIENCE OF EACH OF THE PORTFOLIOS. IT DOES NOT REPRESENT PROJECTED FUTURE INVESTMENT PERFORMANCE.

Also shown are comparable figures for the unmanaged S&P 500 and IBC's Taxable Money Funds, widely used measures of market performance.

                   AVERAGE ANNUAL COMPOUNDED RATES OF RETURN
                  FOR THE PERIODS ENDED ON DECEMBER 31, 1996



                                                                                          INCEPTION
FUND PORTFOLIO                 INCEPTION     10 YEARS       5 YEARS       1 YEAR            DATE
---------------------------   -----------   -----------   -----------   -----------   -----------------
Aggressive Growth                15.50%         N/A           N/A          10.45%         March 1, 1994
Emerging Growth                  20.04%         N/A           N/A          18.88%         March 1, 1993
International Equity              N/A           N/A           N/A           N/A         January 1, 1997
Global                           20.82%         N/A           N/A          27.74%      December 3, 1992
Growth                           17.66%        17.98%        11.11%        17.96%       October 2, 1986
C.A.S.E. Growth                  23.22%         N/A           N/A          17.50%           May 1, 1995
U.S. Equity                       N/A           N/A           N/A           N/A         January 1, 1997
Value Equity                     13.19%         N/A           N/A           N/A             May 1, 1996
Global Sector                     6.08%         N/A           N/A           N/A             May 1, 1996
Tactical Asset Allocation        17.27%         N/A           N/A          14.42%       January 3, 1995
Strategic Total Return           13.36%         N/A           N/A          15.00%         March 1, 1993
Growth & Income                  10.69%         N/A           N/A          11.64%         March 1, 1994
Balanced                          8.19%         N/A           N/A          10.72%         March 1, 1994
Bond                              7.63%         7.40%         6.77%         0.14%       October 2, 1986
Money Market                      4.98%         4.99%         3.86%         5.03%       October 2, 1986
Standard & Poor's Index
 of 500 Common Stocks            15.46%        15.28%        15.22%        22.96%
IBC's Taxable Money Funds         5.55%         N/A           4.03%         4.85%


/diamond/ YIELD

Yield quotations for the Bond Portfolio refer to the income generated by a hypothetical investment in the Portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.


The Money Market Portfolio yield quotation refers to the income generated by a hypothetical investment in the Money Market Portfolio over a specified seven-day period if that level of income were generated for 52 consecutive weeks and expressed as an annual percentage rate of return. The quotation of compound effective yield for the Money Market Portfolio refers to the same calculation adjusted to reflect the compounding effect of earnings on reinvested dividends.

/diamond/ PERFORMANCE SHOWN IN ADVERTISING

The Portfolios may disclose in advertisements, sales literature and reports to Policyholders or to prospective investors, total returns for a Portfolio for periods in addition to those required to be presented. They may also disclose other nonstandardized data, such as cumulative total returns, actual year-by-year returns, or any combination thereof.

/diamond/ PERFORMANCE RANKINGS AND COMPARISONS TO STANDARD INDEXES


Performance of the Portfolios may also be compared to: (1) indexes, such as the S&P 500, the Dow Jones Industrial Average or other widely recognized indexes;
(2) other mutual funds whose performance is reported by all or any of Lipper Analytical Services, Inc., ("Lipper"), Variable Annuity Research & Data Service ("VARDS") and Morningstar, Inc. ("Morningstar"), or as reported by other services, companies, individuals or other industry or financial publications of general interest, such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance and Fortune, which rank and/or rate mutual funds by overall performance or other criteria; and (3) the Consumer Price Index. Lipper, VARDS and Morningstar are widely quoted independent research firms which rank mutual funds according to overall performance, investment objective, and assets. Unmanaged indexes, such as the S&P 500, may assume the reinvestment of dividends but usually do not reflect any "deduction" for the expenses associated with operating and managing a fund. In connection with a ranking, a Portfolio will also provide information in sales literature, advertisements, and reports with respect to the ranking, including the particular category of fund to which it relates, the number of funds in the category, the period and criteria on which the ranking is based, and the effect of any fee waivers and/or expense reimbursements.

/diamond/ SUB-ADVISER PERFORMANCE

A Portfolio may disclose in advertisements, supplemental sales literature, and reports to Policyholders or to prospective investors total returns of an EXISTING SEC-REGISTERED fund that is managed by the Portfolio's Sub-Adviser and that has investment objectives, policies, and strategies substantially similar to those of such Portfolio (a "Similar Sub-Adviser Fund"). ALTHOUGH THE SIMILAR SUB-ADVISER FUNDS HAVE SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES, AND STRATEGIES AS THE DESIGNATED PORTFOLIO, AND ARE MANAGED BY THE SAME SUB-ADVISER AS THE DESIGNATED PORTFOLIO, YOU SHOULD NOT ASSUME THAT ANY PORTFOLIO WILL HAVE THE SAME FUTURE PERFORMANCE AS SIMILAR SUB-ADVISER FUNDS WHOSE TOTAL RETURNS ARE SHOWN. For example, any Portfolio's future performance may be greater or less than the historical performance of the corresponding Similar Sub-Adviser Fund due to, among other things, certain inherent differences between a Portfolio and the Similar Sub-Adviser Fund.


The table below sets forth certain Portfolios of the Fund and, for each Portfolio's respective Similar Sub-Adviser Fund, the fund's inception date, asset size, and the average annual total returns for the one, five and ten year periods (or life of the Similar Sub-Adviser Fund, if shorter) ended December 31, 1996. These figures are based on the actual investment performance of the Similar Sub-Adviser Funds. Each Similar Sub-Adviser Fund has higher total expenses than its corresponding Portfolio of the Fund. The average annual total returns for the Similar Sub-Adviser Funds are shown with and without the deductions of any applicable sales load. YOU SHOULD NOTE THAT THE PERFORMANCE OF THE SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT THE HISTORICAL PERFORMANCE OF ANY PORTFOLIOS.



                                     SIMILAR SUB-ADVISER FUND PERFORMANCE
                                                                             AVERAGE ANNUAL TOTAL RETURN
                                                                                  (WITH SALES LOADS)
                           SIMILAR                                                                  10 YEARS
                         SUB-ADVISER        INCEPTION       TOTAL                                   OR SINCE
PORTFOLIO                    FUND             DATE         ASSETS          1 YEAR      5 YEARS     INCEPTION
 GLOBAL PORTFOLIO      Janus Worldwide       5/15/91   5,046,304,293       26.40(1)     17.45(1)     19.86(1)
 Aggressive             The Alger Fund
 Growth Portfolio    Capital Appreciation    11/1/93     156,027,971        9.79(2)       N/A(2)     28.50
 Emerging                 Van Kampen
 Growth Portfolio      American Capital      Class A
                       Emerging Growth       10/2/70       1,652,300       11.13(3)     15.21(3)     16.54(3)



--------------

(1) The Janus Worldwide Fund does not have a sales load.

(2) Total return reflects a deferred sales load of - 5.0% during the first year and 2.0% during the fifth year.

(3) Total returns are for Class A shares of the Van Kampen American Capital Emerging Growth Fund and reflect a deduction of a 5.75% front end sales load. The fund also has Class B and Class C shares with different sales loads. Calculating total return with those sales loads may have resulted in lower total returns.

                                SIMILAR SUB-ADVISER FUND PERFORMANCE
                                                                        AVERAGE ANNUAL TOTAL RETURN
                                                                           (WITHOUT SALES LOADS)
                           SIMILAR                                                         10 YEARS
                         SUB-ADVISER        INCEPTION       TOTAL                          OR SINCE
PORTFOLIO                    FUND             DATE         ASSETS       1 YEAR   5 YEARS   INCEPTION
 GLOBAL PORTFOLIO      Janus Worldwide       5/15/91   5,046,304,293      26.40     17.45      19.86
 Aggressive             The Alger Fund
 Growth Portfolio    Capital Appreciation    11/1/93     156,027,971      13.80       N/A      28.90
 Emerging                 Van Kampen
 Growth Portfolio      American Capital      Class A
                       Emerging Growth       10/2/70       1,652,300      17.91     16.58      17.23


THE PERFORMANCE OF SIMILAR SUB-ADVISER FUNDS DOES NOT REFLECT ANY OF THE CHARGES, FEES, AND EXPENSES IMPOSED UNDER THE POLICIES AND ANNUITY CONTRACTS. SUCH PERFORMANCE WOULD IN EACH CASE BE LOWER IF IT REFLECTED THESE CHARGES, FEES AND EXPENSES. SEE THE CONTRACT FORM OR DISCLOSURE DOCUMENT FOR THE POLICY OR ANNUITY CONTRACT. (THE DISCLOSURE DOCUMENTS FOR THE POLICY OR ANNUITY CONTRACT DESCRIBE SIMILAR SUB-ADVISER FUNDS AS "OTHER PORTFOLIOS.")


(See the SAI for more information about the Portfolios' performance.)

                            THE PORTFOLIOS IN DETAIL


     This section takes a closer look at each Portfolio's policies and techniques, and the securities in which the Portfolios invest. PLEASE CAREFULLY REVIEW THE "OTHER INVESTMENT POLICIES AND RESTRICTIONS" AND "PORTFOLIO SECURITIES AND RISK FACTORS" SECTIONS OF THIS PROSPECTUS FOR A DESCRIPTION OF EACH OF THE PORTFOLIO INVESTMENTS IDENTIFIED BELOW AND THE RISKS ASSOCIATED WITH THOSE INVESTMENTS. You should carefully consider your goals, time horizon and risk tolerance before choosing a Portfolio.

     Each Portfolio's investment objective and, unless otherwise noted, investment policies and techniques, may be changed by the Board of Directors of the Fund (the "Fund's Board") without Shareholder or Policyholder approval. A change in the investment objective or policies of a Portfolio may result in that Portfolio having an investment objective or policies different from that which a Policyholder deemed appropriate at the time of investment. You will be notified of any such change so that you may determine whether that Portfolio remains an appropriate investment for your Policy or Annuity Contract. More information about each Portfolio's investment techniques and restrictions is set forth in the Fund's SAI, which is available without charge upon request.


PORTFOLIO POLICIES AND TECHNIQUES


/diamond/AGGRESSIVE GROWTH PORTFOLIO

The Aggressive Growth Portfolio seeks to achieve its investment objective by investing in a diversified, actively managed portfolio of equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Portfolio may engage in leveraging and options and futures transactions, which are deemed to be speculative and which may increase fluctuations in the Portfolio's net asset value.


Except during temporary defensive periods, the Portfolio invests at least 85% of its net assets in equity securities of companies of any size. The Portfolio will generally invest in companies whose securities are traded on domestic stock exchanges or in the OTC market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress (owing to factors such as management changes or development of new technology, products or markets), or may be companies providing products or services with a high unit volume growth rate.


To afford the Portfolio the flexibility to take advantage of new opportunities for investment in accordance with its investment objective, the Portfolio may hold up to 15% of its net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives. The Portfolio will only invest in convertible debt securities rated in one of the three highest rating categories by any nationally recognized statistical rating organizations ("NRSRO"). (See Appendix A for further information on such ratings.)


The Portfolio may also borrow money for the purchase of additional securities (leverage). The Portfolio may borrow only from banks and may not borrow in excess of one-third of the market value of its assets, less liabilities other than such borrowing. Funds that leverage through borrowing, which is a speculative technique, offer an opportunity for greater capital appreciation, but at the same time increase exposure to capital risk.

The Portfolio may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements, and it may enter into futures contracts on securities indexes and purchase and sell call and put options on these futures contracts.

The Portfolio may also invest in short sales; restricted and illiquid (up to 15% of net assets) securities (including those issued under Rule 144A); U.S. Government securities; foreign bank obligations; variable rate master demand notes; and repurchase agreements.


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/diamond/ EMERGING GROWTH PORTFOLIO

The Emerging Growth Portfolio seeks to achieve its investment objective by investing primarily in common stocks of small and medium-sized companies. Under normal conditions, at least 65% of the Portfolio's total assets will be invested in common stocks of small and medium-sized companies, both domestic and foreign, in the early stages of their life cycle, that the Sub-Adviser believes have the potential to become major enterprises. Investments in such companies may offer greater opportunities for growth of capital than larger, more established companies, but also involve certain special risks. Emerging growth companies often have limited product lines, markets, or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.


The Portfolio does not limit its investments to any single group or type of security. The Portfolio does not intend to invest more than 5% of its net assets in unseasoned companies or special situations involving new management, special products and techniques, unusual developments, mergers or liquidations. Investments in unseasoned companies and special situations often involve much greater risks than are inherent in ordinary investments, because securities of such companies may be more than likely to experience unexpected fluctuations in price.


The Portfolio's primary approach is to seek what the Sub-Adviser believes to be unusually attractive growth investments on an individual company basis. The Portfolio may invest in securities that have above average volatility of price movement. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries.


While the Portfolio invests primarily in common stocks, it may invest to a limited extent in other securities such as preferred stocks, convertible securities, warrants (up to 5% of assets), illiquid securities (up to 15% of its net assets), repurchase agreements, restricted securities (up to 5% of assets) and up to 20% of its total assets in securities of foreign issuers, including American Depositary Receipts ("ADRs").


The Portfolio expects to utilize options on securities, futures contracts and options thereon in several different ways, depending upon the status of the Portfolio's investment portfolio and the Sub-Adviser's expectations concerning the securities markets.



In times of stable or rising stock prices, the Portfolio generally seeks to obtain maximum exposure to the stock market, i.e., to be "fully invested." Even when the Portfolio is fully invested, the Sub-Adviser believes that prudent management may require that at least a small portfolio of assets be available as cash to honor redemption requests and for other short-term needs. The Portfolio may also have cash on hand that has not yet been invested. The portion of the Portfolio's assets that is invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the Portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the Portfolio can "equitize" the cash portion of its assets and obtain equivalent performance to investing 100% of its assets in equity securities.

Although the Portfolio's assets will be invested primarily in equity securities at most times, the Portfolio's assets may be invested up to 100% in U.S. Government securities, high-grade commercial paper, cash, high-quality money market instruments, corporate bonds and debentures, preferred stocks or certificates of deposit of commercial banks, when, in the opinion of the Sub-Adviser, a temporary defensive position is warranted, or so that the Portfolio may receive a return on its idle cash.

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/diamond/ INTERNATIONAL EQUITY PORTFOLIO

The International Equity Portfolio seeks to achieve its investment objective by investing primarily in the common stock of foreign issuers traded on overseas exchanges and in foreign OTC markets. While the Portfolio will primarily invest in common stock, the Portfolio may also invest in preferred stocks, convertible securities, warrants or rights, or fixed-income instruments when the Co-Sub-Advisers deem appropriate.


Division of daily cash inflows attributable to shares purchased by the Separate Accounts and periodic rebalancing of portfolio assets managed by each Co-Sub-Adviser will be made with the objective of keeping equal the total assets managed by each Co-Sub-Adviser. It is anticipated that each Co-Sub-Adviser may purchase securities for the Portfolio with its allocation of daily cash inflows which are different from the securities purchased by the other Co-Sub-Adviser with its respective allocation. In return, each Co-Sub-Adviser will receive compensation, paid monthly, equal to 50% of the investment management fees received by the Investment Adviser with respect to the amount of Portfolio assets managed by each Co-Sub-Adviser during such period, and, until at least April 30, 1998, less 50% of the amount of any excess expenses paid by the Investment Adviser on behalf of the Portfolio pursuant to an expense limitation (see "Management of the Fund - Investment Adviser," p. 42).


The Portfolio will seek to be invested in a minimum of 50 stocks of issuers from approximately 15-25 countries, based on (i) the country in which an issuer is organized; (ii) the country from which an issuer derives at least 50% of its revenues or profits; or (iii) the principal trading market for the issuer's securities. Under normal circumstances, the Portfolio will not be invested in issuers of fewer than twelve countries other than the U.S. at any time. (For this purpose, ADRs, European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs") will be considered to be issued by the issuer of the securities underlying the receipt.) Typically, the Portfolio will be invested broadly, not only in the larger stock markets of the United Kingdom, Continental Europe, Japan and the Far East, but also, to a lesser extent, in the smaller stock markets of Asia, Europe and Latin America.

At any time, overseas economies may not be moving in the same direction and will be subject to substantially different fiscal and monetary policies. These provide situations the Portfolio will aim to exploit. The Portfolio will aim to add value through both active country allocation and stock selection in international equity markets.

In selecting investments on behalf of the Portfolio, GE Investment Management Incorporated ("GEIM") seeks companies that are expected to grow faster than relevant markets and whose securities are available at a price that does not fully reflect the potential growth of those companies. GEIM typically focuses on companies that possess one or more of a variety of characteristics, including strong earnings growth relative to price-to-earnings and price-to-cash earnings ratios, low price-to-book value, strong cash flow, presence in an industry experiencing strong growth and high quality management.


In selecting investments on behalf of the Portfolio, Scottish Equitable Investment Management Limited ("Scottish Equitable"), seeks initially to identify countries where economic growth conditions are favorable (through analysis of gross domestic product growth rates, inflation, interest rates and other economic factors), and where stock market valuations generally do not fully reflect growth potential. Scottish Equitable then seeks to identify within each of the individual markets, companies whose earnings are undervalued (that is, where future earnings potential is not reflected in the present share price). Scottish Equitable will utilize measures of value appropriate to local market conditions, which may include low price earnings ratios, low price to book value, low price to cash flow ratios, as well as considering such factors as industry position and management quality.


Under normal circumstances, the Portfolio will seek to invest as described above, and may for cash management purposes and to meet operating expenses, invest a portion of its total assets in cash and/or money market instruments as described under "Portfolio Securities and Risk Factors" p. 32, pending investment in accordance with its investment objective and policies. During periods when a Co-Sub-Adviser believes there are unstable market, economic, political or currency conditions abroad, the Portfolio may assume a temporary defensive posture and (i) restrict the securities markets in which its assets will be invested and/or invest all or a significant portion of its assets in securities of the types described above issued by companies incorporated in and/or having their principal activities in the United States, or (ii) without limitation, hold cash and/or invest in such money market instruments. To the extent that it holds cash or invests in money market instruments, the Portfolio may not achieve its investment objective of long-term growth of capital.


The Portfolio may purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts and related options, forward foreign currency contracts, and interest rate swaps, caps and floors for hedging purposes only and not for speculation, subject to certain limitations.

The Portfolio may invest in convertible securities; stock index futures contracts, including indexes on specific securities, as a hedge against changes in the market value of common stocks; interest rate future contracts as a hedge against changes in interest rates; and illiquid securities (up to 15% of net assets).


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/diamond/ GLOBAL PORTFOLIO

The Global Portfolio seeks to achieve its investment objective by investing in companies on a worldwide basis, regardless of country of organization or place of principal business activity, as well as domestic and foreign governments, government agencies and other governmental entities. Realization of income is not a significant investment consideration and any income realized on the Portfolio's investments will, therefore, be incidental to the Portfolio's objective.

The Portfolio's assets will normally be invested in securities of issuers from at least five different countries, including the United States. The Portfolio may, on a temporary basis, invest all of its assets in less than five, or even a single country. When recommending allocations of the Portfolio's investments among regions and countries, the Portfolio's Sub-Adviser considers various factors such as prospects for relative economic growth among countries, regions or geographic areas; expected levels of inflation; government policies influencing business conditions; and the outlook for currency relationships.

Although it is the policy of the Portfolio to purchase and hold securities for long-term capital growth in a manner consistent with preservation of capital, changes in the Portfolio will generally be made when the Sub-Adviser believes they are advisable, typically either as a result of a security having reached a price objective or by reason of developments not foreseen at the time of the security's purchase.

Because the sale of a security ordinarily will be made without reference to the length of time the security has been held, a significant number of short-term transactions may result. The rate of portfolio turnover will not be a limiting factor when changes are deemed to be appropriate. However, certain tax rules may restrict the Portfolio's ability to sell securities in some circumstances when a security has been held for an insufficient length of time. Increased portfolio turnover necessarily results in correspondingly higher brokerage costs for the Portfolio. These are ultimately borne by the Policyholders.

The Sub-Adviser seeks to reduce the risks associated with these considerations through diversification and active professional management.

The Portfolio seeks to invest substantially all of its assets in common stocks when the Sub-Adviser believes that the relevant market environment favors profitable investing in equity securities. Common stock investments are selected from industries and companies that the Sub-Adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate.


Although the assets of the Portfolio are ordinarily invested in common stocks at most times, the Portfolio may increase its cash position (up to 100% of assets) when the Sub-Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Portfolio may invest in Government securities, corporate bonds and debentures, bank obligations, high-grade commercial paper, preferred stocks, certificates of deposits or other securities of U.S. issuers. These investments will be made when the Sub-Adviser perceives an opportunity for capital growth from such securities, or to enable the Portfolio to receive a competitive return on its uninvested cash.


The Portfolio's investments in debt securities will be made in securities of U.S. and foreign companies, the U.S. Government, foreign governments, and U.S. and foreign governmental agencies and instrumentalities and other government entities. The Portfolio may invest up to 15% of its net assets in illiquid securities.


The Portfolio may also invest in futures contracts, related options, repurchase and reverse repurchase agreements, forward foreign currency contracts and other derivative instruments, up to 5% in high-yield bonds, and when issued securities (up to 20% of its assets).


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/diamond/ GROWTH PORTFOLIO


The Growth Portfolio seeks to achieve its investment objective by investing substantially all of its assets in common stocks when the Sub-Adviser believes that the relevant market environment favors profitable investing in those securities.


Common stock investments are selected in industries and companies which the Sub-Adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Sub-Adviser's analysis and selection process focuses on stocks issued by companies with earnings growth potential. In particular, the Portfolio intends to buy stocks with earnings growth potential that may not be recognized by the market. Securities are selected solely for their growth potential; investment income is not a consideration.


Although the Portfolio's assets will be invested primarily in common stocks at most times, the Portfolio may increase its cash position when the Sub-Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. In such case, the Portfolio may invest in Government securities, high-grade commercial paper, corporate bonds and debentures, warrants, preferred stocks or certificates of deposit of commercial banks or other debt securities.



The Portfolio may also invest in repurchase and reverse repurchase agreements, illiquid securities (up to 15% of its net assets), futures contracts, related options, forward foreign currency contracts, and other derivatives, and when-issued securities (up to 20% of its assets). The Portfolio may also invest up to 25% of its net assets in foreign securities (which may be purchased through ADRs, EDRs and GDRs, as well as directly) and up to 5% in high-yield bonds.


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/diamond/ THIRD AVENUE VALUE PORTFOLIO

The Third Avenue Value Portfolio seeks to achieve its objective by following a value investing philosophy to acquire common stocks of well-financed companies at a substantial discount to the Sub-Adviser's estimate of the issuing company's private market value (i.e. take-over value). The Portfolio also seeks to acquire senior securities, such as preferred stocks and debt instruments, that have strong covenant protections and above-average current yields, yields to events, or yields to maturity.

The Sub-Adviser adheres to a strict value discipline when selecting securities for the Portfolio. Contrary to conventional wisdom, which says that greater risks are necessary to reap greater rewards, the Sub-Adviser seeks to invest in a portfolio of securities where the prices at the time of acquisition are low enough so that the Sub-Adviser can conclude that both the risk is lowered and appreciation potential is enhanced.

The Sub-Adviser believes that value is created more by past corporate prosperity than by bear markets. For this reason, the Sub-Adviser conducts intensive bottom-up research to identify investment opportunities, and ignores the general stock market and other macro factors.

The Sub-Adviser believes that knowledge gained through intensive research lends more toward reducing investment risk than does diversification. Thus, the Portfolio will probably be less diversified than other mutual funds of comparable size. See "Other Invetment Policies and
Restrictions--Diversification and Concentration."

The Sub-Adviser follows a strategy of "buy and hold." This approach to achieving growth over the long term means that the Portfolio should experience low turnover, minimizing transaction costs and tax consequences.

In selecting equity securities, the Sub-Adviser seeks issuing companies that exhibit (1) a strong financial position, as measured not only by balance sheet data but also by off-balance sheet assets, liabilities and contigencies (as disclosed in footnotes to financial statements and as determined through research of public information); (2) responsible management and control groups, gauged by management competence as operators and investors as well as by an apparent absence of intent to profit at the expense of shareholders; (3) availability of comprehensive and meaningful financial and related information (a key disclosure being audited financial statements and information which the Sub-Adviser believes are reliable benchmarks to aid in understanding the business, its values and its dynamics); and (4) availability of the security at a market price which the Sub-Adviser believes is at a substantial discount to the Sub-Adviser's estimate of what the issuer is worth as a private company or as a take-over, merger or acquisition candidate.


The Portfolio intends its investment in debt securities to be, for the most part, in securities which the Sub-Adviser believes will provide above-average current yields, yields to events, or yields to maturity. In selecting debt instruments, the Sub-Adviser requires the following characteristics: (1) strong covenant protection, and (2) yield to maturity at least 500 basis points above that of a comparable credit.


In acquiring debt securities, the Sub-Adviser generally will look for covenants which protect holders of the debt issue from possible adverse future events such as, for example, the addition of new debt senior to the issue under consideration. Also, the Sub-Adviser will seek to analyze the potential impacts of possible extraordinary events such as corporate restructurings, refinancings, or acquisitions. The Sub-Adviser will also use its best judgment as to the most favorable range of maturities. In general, the Portfolio will acquire debt issues which have a senior position in an issuer's capitalization and will avoid "mezzanine" issues such as non-convertible subordinated debentures.


The Portfolio may invest in loans and other direct debt instruments owed by a borrower to another party. They represent amounts owed to lenders, lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Portfolio in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by Federal securities laws or the SEC.


The Sub-Adviser may seek investments in the securities of companies in industries that are temporarily depressed. The Sub-Adviser also seeks investments in equity securities of companies where debt service (current annual required payment of interest and principal to creditors) consumes a small part of such companies' cash flow.


The Portfolio intends to invest occasionally in the common stock of selected new issuers. Investments in relatively new issuers, i.e., those having continuous operating histories of less than three years, may carry special risks and may be more speculative because such companies are relatively unseasoned.

The Portfolio may also invest in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. An investment in trade claims is speculative and carries a high degree of risk. (See "Portfolio Securities and Risk Factors--Trade Claims," page 42.)


The Portfolio will not purchase or hold in excess of 35% of its net assets in high yield debt securities, including those rated below Baa by Moody's and below BBB by S&P and unrated debt securities. (See "Portfolio Securities and Risk Factors--Debt Securities and Fixed-Income Investing," page 34.)


The Portfolio may also invest in foreign securities. The Portfolio's foreign securities investments will have characteristics similar to those of domestic securities selected for the Portfolio. The Portfolio intends to limit its investments in foreign securities to companies issuing U.S. dollar-denominated ADRs or who otherwise comply with SEC disclosure requirements. By limiting its investments in this manner, the Portfolio seeks to avoid investing in securities where there is no compliance with SEC requirements to provide public financial information, or when such information is unreliable as a basis for analysis.


Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. The Portfolio will be subject to additional risks which include: possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that may adversely affect the payment of principal and interest on the foreign securities or currency blockage that would restrict such payments from being brought back to the United States. Because foreign securities often are purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.


The Portfolio may, from time to time, engage in foreign currency transactions in order to hedge the value of its respective portfolio holdings denominated in foreign currencies against fluctuations in foreign currency prices versus the U.S. dollar. These transactions include forward currency contracts, exchange listed and OTC options on currencies, currency swaps and other swaps incorporating currency hedges.


The notional amount of a currency hedged by the Portfolio will be closely related to the aggregate market value

(at the time of making such sale) of the securities held and reasonably expected to be held in its portfolio denominated or quoted in or currently convertible into that particular currency or a closely related currency. If the Portfolio enters into a hedging transaction in which the Portfolio is obligated to make further payments, its custodian will segregate cash or readily marketable securities having a value at all times at least equal to the Portfolio's total commitments.

The Portfolio may also invest in mortgage-backed securities and derivative mortgage-backed securities, including "principal only", but not "interest only", components; asset-backed securities; floating rate, inverse floating rate and index obligations; repurchase agreements; restricted and illiquid securities (up to 15% of the Portfolio's net assets); and other investment companies.

When, in the judgment of the Sub-Adviser, a temporary defensive posture is appropriate, the Portfolio may hold all or a portion of its assets in short-term U.S. Government obligations, cash or cash equivalents. The adoption of a temporary defensive posture does not constitute a change in the Portfolio's investment objective.


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/diamond/ C.A.S.E. GROWTH PORTFOLIO


The C.A.S.E. Growth Portfolio seeks to achieve its investment objective through investments in common, preferred and convertible stocks of firms that the Sub-Adviser believes exhibit below market risk characteristics supported by below market multiples on a leading, lagging and ten-year basis, and are perceived to have above average fundamentals including return on equity, price to earnings ratio and other balance sheet components to obtain long-term capital growth. The Sub-Adviser applies its proprietary forms of research to such companies which it believes exhibit superior products, above average growth rates along with sound management and financials. Each company selected in the Portfolio is monitored against more than two dozen disciplines, on a market and comparative basis, including insider's activity, market style leadership, earnings surprise, analyst's change in earnings protection, return on equity, five-year earnings per share growth, price earnings ratio, price-to-book, price to cash flow, institutional activity and holdings, stock price changes, price to 200 day moving average, price to historical rising inflation, price to declining U.S. dollar and earnings projected change. The Sub-Adviser believes that above average performance is as much a condition of eliminating bad situations as it is discovering good ones. Securities are sold when companies appear overvalued or lose the fundamentals necessary for future confidence as determined by the Sub-Adviser of the Portfolio.


Although it is the policy of the Portfolio to purchase and hold securities for long-term capital growth, changes in the Portfolio will generally be made whenever the Sub-Adviser believes they are advisable. Because investment changes ordinarily will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result. The rate of portfolio turnover will not be a limiting factor when changes are deemed to be appropriate. However, certain tax rules may restrict the Portfolio's ability to sell securities in some circumstances when the security has been held for an insufficient length of time.


Although the assets of the Portfolio are ordinarily invested in common stocks at most times, the Portfolio may increase its cash position when the Sub-Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Portfolio may invest in government securities, corporate bonds and debentures, high-grade commercial paper, preferred stocks, certificates of deposit or other securities of U.S. issuers when the Sub-Adviser perceives an opportunity for capital growth from such securities, or so that the Portfolio may receive a competitive return on its uninvested cash.


The Portfolio's investments in debt securities will be made in securities of U.S. and foreign companies, the U.S. Government, foreign governments, and U.S. and foreign governmental agencies and instrumentalities and other governmental entities. The Portfolio does not presently intend to invest more than 5% of its assets in debt securities rated less than investment grade.

Subject to certain limitations, the Portfolio may engage in hedging strategies involving futures contracts and related options, forward currency contracts, and interest rate swaps, caps and floors.

The Portfolio may engage in hedging strategies to attempt to reduce the overall length of investment risk that normally would be expected to be associated with the Portfolio's securities, and to attempt to protect the Portfolio against market movements that might adversely affect the value of the Portfolio's securities or the price of securities that the Portfolio is considering purchasing. There can be no assurance, however, that the use of these instruments by the Portfolio will assist it in achieving its investment objective.

The Portfolio may invest in repurchase and reverse repurchase agreements, illiquid securities (up to 15% of its net assets), when-issued securities and "special situations." (The Portfolio does not intend to invest more than 20% of its assets in when-issued securities.)

The Portfolio may invest up to 25% of its net assets in the securities of foreign issuers and obligors. Investments may be made in both domestic and foreign companies. If appropriate and available, the Sub-Adviser may purchase foreign securities through ADRs, EDRs, GDRs and other types of receipts of shares evidencing ownership of the underlying foreign securities.



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/diamond/ U.S. EQUITY PORTFOLIO


The U.S. Equity Portfolio seeks to achieve its investment objective through investment primarily in equity securities of U.S. companies. In pursuing its objective, the Portfolio, under normal conditions, invests at least 65% of its assets in equity securities, including common stocks and preferred stocks, and securities convertible into common stocks, including convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights issued by U.S. companies. In managing the assets of the Portfolio, the Sub-Adviser uses a combination of "value-oriented" and "growth-oriented" investing. Value-oriented investing involves seeking securities that may have low price-to-earnings ratios, or high yields, or that sell for less than intrinsic value as determined by the Sub-Adviser, or that appear attractive on a dividend discount model. These securities generally are sold from the Portfolio's portfolio when their prices approach targeted levels. Growth-oriented investing generally involves buying securities with above average earnings growth rates at reasonable prices. The Portfolio holds these securities until the Sub-Adviser determines that their growth prospects diminish or that they have become overvalued when compared with alternative investments.

In investing on behalf of the Portfolio, the Sub-Adviser seeks to produce a portfolio that it believes will have similar characteristics to the S&P 500, by virtue of blending investments in both "value" and "growth" securities. Since the Portfolio's strategy seeks to combine the basic elements of companies comprising the S&P 500, but is designed to select investments deemed to be the most attractive within each category, the Sub-Adviser believes that the strategy should be capable of outperforming the U.S. equity market as reflected by the S&P 500 on a total return basis.

The equity securities issued by U.S. companies in which the Portfolio invests typically are traded on U.S. securities exchanges; those U.S. equity securities held by the Portfolio that are not exchange-traded are non-publicly traded or traded in the U.S. OTC market. Up to 15% of the Portfolio's assets may be invested in foreign securities.

The Portfolio also may invest in certain equity-indexed securities and securities of foreign issuers in the form of depositary receipts.

The Portfolio may, under normal market conditions, invest up to 35% of its assets in notes, bonds and debentures issued by corporate or governmental entities when the Sub-Adviser determines that investing in these kinds of debt securities is consistent with the Portfolio's investment objective of long-term growth of capital. The Sub-Adviser believes that such a determination could be made, for example, upon the Portfolio's investing in the debt securities of a company whose securities the Sub-Adviser anticipates will increase in value as a result of a development particularly or uniquely applicable to the company, such as a liquidation, reorganization, recapitalization or merger, material litigation, technological breakthrough or new management or management policies. In addition, the Sub-Adviser believes such a determination could be made with respect to an investment by the Portfolio in debt instruments issued by a governmental entity upon the Sub-Adviser's concluding that the value of the instruments will increase as a result of improvements or changes in public finances, monetary policies, external accounts, financial markets, exchange rate policies or labor conditions of the country in which the governmental entity is located.

During normal market conditions, a portion of the Portfolio's total assets may be held in cash and/or invested in money market instruments of the types described on p. 31 under "Portfolio Securities and Risk Factors" for cash management purposes, pending investment in accordance with the Portfolio's investment objective and policies, and to meet operating expenses. During periods in which the Sub-Adviser believes that investment opportunities in the U.S. equity markets are diminished (due to either fundamental changes in those markets or an anticipated general decline in the value of U.S. equity securities), the Portfolio may, for temporary defensive purposes, hold cash and/or invest in the same types of money market instruments without limitation. Included among the money market instruments in which the Portfolio may invest are repurchase agreements. To the extent that it holds cash or invests in money market instruments, the Portfolio may not achieve its investment objective of long-term growth of capital.

The Portfolio's investments in debt securities are limited to those that are rated investment grade, except that up to 5% of the Portfolio's assets may be invested in securities rated lower than investment grade. A security is considered investment grade if it is rated at the time of purchase within the four highest grades assigned by Standard & Poors Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or has received an equivalent rating from an NRSRO or, if unrated, is deemed by the Sub-Adviser to be of comparable quality. (See Appendix A for a description of debt securities ratings.)

The Portfolio, in addition to investing as described above, may hold the following types of instruments: non-publicly traded securities, illiquid securities, and securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act (each, a "Rule 144A Security" and collectively, "Rule 144A Securities"). In addition, the Portfolio may engage in the following types of investment techniques and strategies: purchasing put and call options on securities; writing put and call options on securities; purchasing put and call options on securities indexes; entering into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade or in the over-the-counter market; engaging in forward currency transactions; purchasing and writing put and call options on foreign currencies; entering into securities transactions on a when-issued or delayed-delivery basis; and lending portfolio securities.


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/diamond/ VALUE EQUITY PORTFOLIO

The Value Equity Portfolio seeks to achieve its investment objective by investing its assets in common stocks with above-average statistical value which the Sub-Adviser believes are in fundamentally attractive industries and are undervalued at the time of purchase. The Sub-Adviser will seek to identify stocks of above-average statistical value by using statistical measures to screen for below-average price-to earnings and price-to-book value ratios, above-average dividend yields and strong financial stability.

The Sub-Adviser will begin the process of evaluating potential common stock and equity-related securities investments by screening a universe of 1,100 companies, primarily of medium to large capitalization. For these purposes, the Sub-Adviser considers medium capitalization stocks to be stocks issued by companies with market capitalization of between $500 million and $3 billion, and large capitalization stocks to be those stocks issued by companies with market capitalization in excess of $3 billion. Investments in companies with market capitalization under $500 million will be limited to 10% of the Portfolio's total assets.


The process used by the Sub-Adviser to identify promising, under-valued companies within this universe of companies may be different from those of other value-oriented investment managers in the following ways: the use of earnings averaged over both strong and weak periods to value cyclical companies; a focus on quality of earnings; investment in relative value; and concentration in industries/sectors having strong long-term fundamentals.


As a part of multi-disciplined approach to capturing value, the Sub-Adviser first seeks to identify market sectors early in their cycle of fundamental improvement, investor recognition and market exploitation. Industry fundamentals used in this decision making process are business trend analysis (to analyze industry and company fundamentals for the impact of changing worldwide product demand/supply), direction of inflation and interest rates, and expansion/contraction of business cycles. The Sub-Adviser utilizes in-house capabilities, in addition to independent resources, for economic, industry and securities research.


Following this initial phase, approximately 200 companies that the Sub-Adviser believes have above-average statistical value and are in a sector identified as having positive fundamentals on a long-term basis will be actively followed. Company visits and interviews with management augment fundamental research in seeking to identify the potential value in these investments. The Portfolio will seek to be concentrated in those industries with positive fundamentals and likewise will seek to minimize risk by avoiding industries with deteriorating long-term fundamentals.


The Sub-Adviser anticipates that the majority of the investments in the Portfolio will be in U.S.-based companies. However, from time to time, securities of foreign based companies may be purchased, in accordance with the selection process outlined above. The Portfolio presently intends to limit its investment in foreign securities and ADRs to up to 25% of its total assets.


In seeking to meet its investment objective, the Portfolio may invest in any type of security whose investment characteristics are consistent with the Portfolio's investment policies and techniques. Some of the other securities the Portfolio may invest in are repurchase agreements (up to 25% of its total assets); certificates of deposit and certain bankers' acceptance and other securities; when-issued, delayed settlement or forward delivery securities; short-term investments; illiquid securities (up to 15% of its net assets) and Rule 144A securities; and non-investment grade convertible bonds and preferred stock (up to 10% of its assets).


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/diamond/ GLOBAL SECTOR PORTFOLIO

The Global Sector Portfolio seeks to achieve its investment objective by following an asset allocation strategy that shifts among a wide range of asset categories and within them, market sectors. The Portfolio will invest in the following asset categories: equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including mortgage-related and other asset-backed securities and securities rated below investment grade; exchange-traded or OTC REITs; equity securities of companies involved in the exploration, mining, processing, or dealing or investing in gold ("gold stocks"); gold bullion; and domestic money market instruments. The Sub-Adviser determines the allocation of the Portfolio's assets among the asset categories described above, based on proprietary quantitative research.

The Portfolio is not required to maintain a portion of its assets in each of the permitted asset categories. The Portfolio, however, under normal circumstances, will maintain a minimum of 20% of its total assets in equity securities and 10% in debt securities. The Portfolio may, however, invest up to 100% of its total assets in equity securities and up to 70% in debt securities. For temporary defensive purposes, during times of unusual market conditions, the Portfolio may invest 100% of its assets in short-term securities. (See the SAI for a detailed description of these instruments.)

The Portfolio will not invest more than 20% of its total assets in gold stocks.


The Portfolio will not invest more than 25% of its total assets in the securities of any single country, other than the U.S. Under normal circumstances, the Portfolio will invest at least 65% of its total assets in securities of issuers domiciled in at least three countries, one of which may be the U.S., although the Sub-Adviser expects the Portfolio's investments to be allocated among a larger number of countries. The percentage of the Portfolio's assets invested in securities of U.S. issuers normally will be higher than that invested in securities of issuers domiciled in any other single country. However, it is possible that at times the Portfolio may have 65% or more (but not more than 80%) of its total assets invested in foreign securities.

Market sectors within the asset categories include the industry, country or bond markets available for investment.

The Portfolio's investment in stocks, bonds and cash securities may vary from time to time, depending upon the Sub-Adviser's assessment of business, economic and market conditions. If the Sub-Adviser's assessment determines these conditions to be abnormal, the Portfolio may depart from its basic investment objective and assume a temporary defensive position, with up to 100% of its assets invested in U.S. Government and agency securities, investment grade corporate bonds or cash securities such as domestic certificates of deposit and bankers' acceptances, repurchase agreements and commercial paper. (See the SAI for a description of these securities.)

The Portfolio reserves the right to hold equity, debt and cash securities, in whatever proportion is deemed desirable, at any time for defensive purposes. While the Portfolio is in a defensive position, the opportunity to achieve capital growth will be limited; however, the ability to maintain a defensive position enables the Portfolio to seek to avoid capital losses during market downturns. Under normal market conditions, the Portfolio does not expect to have a substantial portion of its assets invested in cash securities.

In selecting equity securities (common stocks and, to a lesser degree, preferred stocks and securities convertible into common stocks, such as rights, warrants and convertible debt securities) in which the Portfolio invests, the Sub-Adviser attempts to identify companies that have demonstrated or, in the Sub-Adviser's opinion, are likely to demonstrate in the future, strong earnings growth relative to other companies in the same industry or country. The dividend payment records of companies are also considered. Equity securities may be issued by either established, well-capitalized companies or newly-formed, small-cap companies, and may trade on regional or national stock exchanges or in the OTC market.

Most of the debt securities (corporate bonds, commercial paper, debt securities issued by the U.S. Government, its agencies and instrumentalities, or foreign governments, asset-backed securities and zero coupon bonds) in which the Portfolio may invest must be rated in the four highest grades as determined by Moody's or S&P. However, the Portfolio may also invest up to 15% of its total assets in debt securities rated below these four levels (commonly referred to as "junk bonds"). In no event will the Portfolio ever invest in a debt security rated below Caa by Moody's or CCC by S&P. (See Appendix A for a description of debt securities ratings.)

In order to hedge its portfolio, the Portfolio may purchase and write options on securities (including index options and options on foreign securities), and may invest in futures contracts for the purchase or sale of debt securities and instruments based on financial indexes (collectively, "futures contracts"), options on futures contracts and interest rate swaps and swap-related products. As a hedge against fluctuations in foreign exchange rates, pending the settlement of transactions in foreign securities or during the time the Portfolio holds foreign securities, the Portfolio may enter into forward foreign currency contracts.

Investments made by the Portfolio in short-term securities may include repurchase agreements. The Portfolio may enter into repurchase agreements with respect to debt instruments eligible for investment by the Portfolio.


/diamond/ TACTICAL ASSET ALLOCATION PORTFOLIO

The Tactical Asset Allocation Portfolio seeks to achieve its investment objective by investing primarily in stocks, U.S. Treasury bonds, notes and bills, and money market funds. The Portfolio will seek to achieve income yield in excess of the dividend income yield of the S&P 500. The Portfolio seeks to invest its assets primarily in income producing common or preferred stock, while the remainder of the Portfolio will ordinarily be invested in debt obligations, typically some of which will be convertible into common stock.

The principles by which the Sub-Adviser makes its stock selection are based on value investing - combining safety of principal with above average returns. A company is attractive if it is reasonably priced and the Sub-Adviser believes it will perform better than the current expectations for earning/cash flow over the next several years.

The Sub-Adviser's focus is on primarily high quality, liquid, large capitalization stocks. The selection process starts with a "bottom-up" screening of the market to identify stocks that are statistically undervalued, based on financial characteristics such as Price to Cash Flow, Price to Sales, Price to Earnings, Dividend Yield, and Return on Equity relative to the stock's historical norms.

The Sub-Adviser believes that investors' expectations and the company's operating performance ultimately determine which statistically "undervalued" stocks make good investments. Finally, undervalued stocks, by definition, are out of favor with most investors. Therefore, the analysis of the Sub-Adviser includes a thorough fundamental and technical evaluation of stocks to determine their likely prospects for positive investment performance. The Sub-Adviser's goal is to choose stocks which the market has undervalued based on "overreaction" to perceived risks.

A stock's fundamentals dominate the selection process. However, technical analysis is used to improve the timeliness of the Sub-Adviser's trading decisions.

The Sub-Adviser utilizes a series of linear statistical models that attempt to forecast total stock market returns for both short (12 to 18 months) and long (36 to 60 months) run time periods. These time series models assist the Sub-Adviser in comparing the risks and rewards of holding stocks versus treasury notes and money market funds, and assist the Sub-Adviser in determining when to "tactically" adjust the asset allocation through a gradual shifting of assets among stocks, U.S. Treasury bonds and notes, and money market funds. A combination of fundamental, technical, subjective and monetary variables are used in the forecasting models.

The Portfolio may invest up to 25% of its total assets in equity securities of foreign issuers. It is anticipated that most of the Portfolio's investments in securities of foreign issuers will be ADRs. The Portfolio may also invest in American Depositary Shares ("ADSs").

The Portfolio may also invest in U.S. Government securities, corporate bonds and debentures, high-grade commercial paper (rated Prime-1 by Moody's or A-1 by S&P), preferred stocks, certificates of deposit or other securities of U.S. issuers when the Sub-Adviser perceives attractive opportunities from such securities, or so that the Portfolio may receive a competitive return on its uninvested cash. The Portfolio may only invest in debt securities of U.S. issuers. Corporate debt securities in which the Portfolio may invest will have a rating within the four highest grades as determined by Moody's or S&P. In the event that ratings decline after the Portfolio's investment in securities, the Sub-Adviser will consider all such factors as it deems relevant to the advisability of retaining such securities. (See Appendix A for a description of debt securities ratings.)

The Portfolio may invest up to 10% of its total assets in money market funds, within limits imposed by the 1940 Act upon investment by the Portfolio in other investment companies. If the forecasting models predict a decline in the stock market, the Sub-Adviser will reduce equity exposure which will increase the Portfolio's cash position, including investment in money market funds.

The Portfolio may also invest in zero coupon bonds, "strips" and convertible securities.

                                   /diamonds/

/diamond/ STRATEGIC TOTAL RETURN PORTFOLIO


The Strategic Total Return Portfolio seeks to achieve its investment objective by investing primarily in a blend of equity and fixed-income securities, including common stocks, income producing securities convertible into common stocks, and fixed-income securities. The Portfolio will primarily invest in equity and debt securities of companies with established operating histories and strong fundamental characteristics. The Portfolio seeks to achieve an income yield in excess of the dividend income yield of the S&P 500 primarily by utilizing both equity and fixed-income securities. It is anticipated that approximately 25% of the Portfolio's assets will be invested in fixed-income securities, some of which may be convertible into common stocks.


In selecting equity and fixed-income securities for the Portfolio, the Sub-Adviser typically seeks companies which exhibit strong fundamental characteristics and considers fundamental factors such as cash flow generation, earnings and dividend growth record and outlook, balance sheet quality, and profitability levels. However, the Sub-Adviser may select securities based on factors other than those described above.

For example, some securities may be purchased at an apparent discount to their appropriate value, anticipating that they will increase to that value over time. The Sub-Adviser's objective in investing in such undervalued companies is to purchase shares of these companies at a discount to net asset value and have the investment accrue to that value over time. The Portfolio does not presently intend to invest more than 20% of its total assets in equity securities which do not pay a dividend. It is anticipated that a majority of the equity securities in which the Portfolio invests will be listed on a national securities exchange or traded on NASDAQ or in the U.S. OTCs.

The Portfolio may increase its cash position when the Sub-Adviser determines that investment opportunities with desirable risk/reward characteristics are unavailable.

The Portfolio may invest up to 10% of its total assets in foreign securities not publicly traded in the United States. In addition, the Portfolio may invest in ADRs.

The Portfolio may also invest in U.S. and foreign government securities, corporate bonds and debentures, high-grade commercial paper (rated Prime-1 by Moody's or A-1 by S&P), preferred stocks, certificates of deposit or other securities of U.S. issuers when the Sub-Adviser perceives attractive opportunities from such securities, or so that the Portfolio may receive a competitive return on its uninvested cash. The Portfolio may invest in debt securities of U.S. and foreign issuers. The Portfolio may invest up to 15% of its net assets in illiquid securities.

Corporate debt securities in which the Portfolio invests will generally have a rating within the four highest grades as determined by Moody's or S&P. (See Appendix A for a description of debt securities ratings.)

                                   /diamonds/
/diamond/ GROWTH & INCOME PORTFOLIO


The Growth & Income Portfolio seeks to achieve its investment objective by investing its assets in a diversified portfolio of equity and debt securities with an emphasis on sector investing. Industry sectors in which the Portfolio may invest include, but are not limited to, utilities, financial services, real estate investment trusts, health care, natural resources and energy sectors.


The Portfolio's investment approach is based on the conviction that over the long-term, the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of such companies. Sectors which have had historical emphasis in defensive characteristics are selected for investment.

The Portfolio's stock selection emphasizes those common stocks in each sector that have good value, attractive yield or dividend growth potential. The common stocks are selected by the Portfolio's Sub-Adviser on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of the company's industry. However, other factors, such as product position, market share, or profitability will also be considered by the Sub-Adviser. While the Portfolio invests primarily in common stocks, it may invest in other securities such as convertible securities, preferred stocks, U.S. Government securities, money market instruments, corporate bonds, notes and warrants.

The Portfolio may invest in the securities of foreign issuers which are freely traded on U.S. securities exchanges or in the OTC market in the form of ADRs, as well as securities of foreign issuers that trade on foreign stock exchanges. The Portfolio will limit its investment in foreign securities not publicly traded on recognized exchanges to 15% of its total assets.

Restricted securities are any securities in which the Portfolio may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. To the extent restricted securities are deemed to be illiquid, the Portfolio will limit their purchase, including non-negotiable time deposits, repurchase agreements providing for settlement in more than seven days after notice, and certain restricted securities determined by the Fund's Board not be be liquid, up to 15% of its net assets.

The Portfolio may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act.

The Portfolio may invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period.

The Portfolio may invest temporarily in cash, cash items, and short-term instruments, including notes and commercial paper, for liquidity and during times of unusual market conditions for defensive purposes (up to 100% of its assets).

The Portfolio may purchase securities on a when-issued or delayed delivery basis. The Portfolio will limit purchases of securities on a when-issued or delayed delivery basis to no more than 10% of the value of its total assets.

The Portfolio may purchase put options on its portfolio securities. These options will be used as a hedge to attempt to protect securities which the Portfolio holds against decreases in value. The Portfolio will only purchase puts which are traded on a recognized exchange.

The Portfolio may also write call options on all or any portion of its portfolio to generate income for the Portfolio. The Portfolio will write call options on securities either held in its portfolio or for which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which the Portfolio writes must be listed on a recognized options exchange. Although the Portfolio reserves the right to write covered call options on its entire portfolio, it will not write such options on more than 25% of its total assets unless a higher limit is authorized by the Fund's Board.

The Portfolio may purchase and sell financial futures contracts to hedge all or a portion of its portfolio of long- term debt securities against changes in interest rates.

The Portfolio may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect securities in its portfolio against decreases in value. The Portfolio may not purchase or sell futures or related options if, immediately thereafter, the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets.

                                   /diamonds/

/diamond/ BALANCED PORTFOLIO

The Balanced Portfolio seeks to achieve its investment objective by investing primarily in common stock, convertible securities and fixed-income securities. The Portfolio may also invest in preferred stocks and interests in REITs. A minimum of 25% of the Portfolio's assets will always be invested in non-convertible fixed-income securities.

In seeking current income and growth opportunities, the Portfolio will primarily select companies with established operating histories and potential for dividend growth. The Portfolio will seek to achieve income yield in excess of the dividend income yield of the S&P 500.

The Portfolio does not presently intend to invest more than 20% of its total assets in equity securities which do not pay a dividend. It is anticipated that almost all of the equity securities in which the Portfolio invests will be listed on a national securities exchange or on NASDAQ or will be traded in the U.S. OTC markets.

The Portfolio seeks to invest its assets primarily in income-producing common or preferred stock when the Sub-Adviser believes that the relevant market environment favors profitable investing in those securities.


In selecting equity securities and securities convertible into equity securities for the Portfolio, the Sub-Adviser typically seeks companies which exhibit strong fundamental characteristics such as balance sheet quality, cash flow generation, earnings and dividend growth record and outlook, and profitability levels. The Sub-Adviser presently intends to consider these and other fundamental characteristics in determining attractive investment opportunities. However, the Sub-Adviser may select securities based on factors other than those described above.


The remainder of the Portfolio will ordinarily be invested in debt obligations, typically some of which will be convertible into common stock. However, the Portfolio may increase its cash position when the Sub-Adviser determines that investment opportunities with desirable risk/ reward characteristics are unavailable.

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. It is anticipated that most of the Portfolio's investments in securities of foreign issuers will be ADRs.

The Portfolio may invest in Government securities, corporate bonds and debentures, high-grade commercial paper (rated Prime-1 by Moody's or A-1 by S&P), preferred stocks, certificates of deposit or other securities of U.S. issuers when the Sub-Adviser perceives attractive opportunities from such securities, or to enable the Portfolio to receive a competitive return on its uninvested cash. The Portfolio may invest in debt securities of U.S. and foreign issuers.

Corporate debt securities in which the Portfolio invests will generally have a rating within the four highest grades as determined by Moody's or S&P. The Portfolio will not invest in rated securities that, at the time of investment, are rated below "B" by Moody's or "B" by S&P ("b" in the case of Moody's preferred stock ratings). If the securities are unrated, the Portfolio will not invest if they are judged by the Sub-Adviser not to possess investment qualities at least equivalent to a "B" or "b" rating. (See Appendix A for a description of debt securities ratings.)

In the event that ratings decline after the Portfolio's investment in such securities, the Sub-Adviser will consider all factors as it deems relevant to the advisability of retaining such securities.

The Portfolio may also invest in zero coupon bonds, "strips", illiquid securities (up to 15% of its net assets) and convertible securities.

                                   /diamonds/

/diamond/ BOND PORTFOLIO


The Bond Portfolio seeks to achieve its investment objective by investing at least 65%, and usually a higher percentage, of its assets in debt securities issued by the U.S. Government and its agencies and instrumentalities and in other medium to high-quality debt securities.


Generally, the Portfolio will invest in debt securities that have a rating within the three highest grades as determined by Moody's or S&P. The Portfolio may, however, invest in debt securities within the fourth highest grade as determined by Moody's or S&P, if the Sub-Adviser determines such investments meet the Portfolio's investment objective. (See Appendix A for a description of debt securities ratings.)

An increase in interest rates tends to reduce the market value of fixed income investments, and a decline in interest rates tends to increase their value. The Portfolio's performance is, accordingly, quite sensitive to market interest rate fluctuations. To take advantage of differences in securities prices and yields, or fluctuations in interest rates, consistent with its investment objective, the Portfolio may trade for short-term profits.


The Portfolio may invest in debt securities of all types, E.G., bonds, debentures, notes, trust preferreds equipment lease and trust certificates (debt securities secured by direct or indirect interest in specified equipment or equipment leases), mortgage-backed securities, asset-backed securities, taxable municipal bonds, bond warrants, obligations issued or guaranteed by supranational issuers or collateralized mortgage obligations ("CMOs"). The Portfolio may also invest in commercial paper (rated at least Prime-2 by Moody's or A-2 by S&P).

The Portfolio may also invest in repurchase and reverse repurchase agreements, illiquid securities (up to 15% of its net assets) when-issued securities (up to 10% of its assets), forward contracts, zero coupon bonds, variable rate bonds, up to 5% in high-yield bonds, and, up to 25% of its net assets in foreign securities.

                                   /diamonds/

/diamond/ MONEY MARKET PORTFOLIO

The Money Market Portfolio seeks to maintain a constant net asset value of $1.00 per share, although there can be no assurance that this will be achieved.

The Portfolio seeks to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days through investment in U.S. dollar-denominated securities which have effective maturities of not more than 13 months and which, in accordance with guidelines adopted by the Fund's Board, are determined to present minimal credit risks. (See the SAI for a more detailed description of these instruments.) Such instruments may include:

      1. Obligations issued or guaranteed by the U.S. Government and backed by the full faith and credit of the United States. These securities include U.S. Treasury securities, obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. The Portfolio may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities where the Portfolio must look principally to the issuing or guaranteeing agency for ultimate repayment. Some examples of agencies or instrumentalities issuing these obligations are the Federal Farm Credit System, the Federal Home Loan Banks and the Federal National Mortgage Association.

      2. Domestic and certain foreign bank obligations including time deposits, certificates of deposit, bankers' acceptances and other bank obligations. The Portfolio may invest in high quality

          U.S. dollar-denominated obligations of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under U.S. Federal or state law, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros), and (iii) U.S. branches or subsidiaries of foreign banks of equivalent size (Yankees). The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance these commitments will be undertaken or met in the future.

      3. Asset-backed securities.

      4. Commercial paper, including variable amount master demand notes and corporate bonds issued by U.S. corporations. The Portfolio may also invest in bonds and commercial paper of foreign issuers if the obligation is U.S. dollar-denominated and is not subject to foreign withholding tax.

      5. Repurchase and reverse repurchase agreements.

The Portfolio will limit its investment to securities that present minimum credit risks, as determined by guidelines adopted by the Fund's Board. In addition, the Portfolio will limit its investment in the securities of any one issuer to 5% of its total assets, measured at the time of purchase. (U.S. Government securities and securities that benefit from certain types of credit enhancement arrangements are not included in this limitation.) The Portfolio may invest up to 25% of its total assets in securities of a single issuer if the securities will not be held for more than three business days.

Also, the Portfolio will not purchase any security (other than a U.S. Government security) unless (i) it (or a comparable security of the same issuer) is rated with the highest rating assigned to short-term debt securities by at least two NRSROs, such as Moody's and S&P, or (ii) it (or a comparable security of the same issuer) is rated by only one NRSRO, and is rated by that NRSRO with the highest such rating, or (iii) it is not rated and is determined to be of comparable quality as determined by the Fund's Board. The Fund's Board must approve or ratify the acquisition of any unrated security or a security rated by only one NRSRO.

These standards must be satisfied at the time an investment is made. If the quality of the investment later declines below the quality required for purchase, the Portfolio shall dispose of the investment in accordance with procedures adopted by the Fund's Board, except in certain circumstances where there is a finding by the Fund's Board that disposing of the investment would not be in the Portfolio's best interest. (For a description of the NRSRO ratings, see Appendix A.)

The Portfolio may also invest in securities of a when-issued or delayed delivery basis and in certain privately-placed securities and repurchase and reverse repurchase agreements. The Portfolio may invest up to 10% of its net assets in illiquid securities.

The Portfolio may invest up to 10% of its total assets, calculated at the time of purchase, in the securities of money market funds, which are investment companies. The Portfolio may not invest (i) more than 5% of its total assets in the securities of any one investment company or (ii) in more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any investment advisory fees and expenses paid by the money market funds in which it invests, in addition to the Portfolio's own investment advisory fee and expenses paid.

The Portfolio operates under a rule of the SEC that permits it, subject to certain conditions, to use the amortized cost method of valuing its shares. (See the SAI for a description of these conditions.)



                                   /diamonds/

OTHER INVESTMENT POLICIES AND RESTRICTIONS

The Portfolios are subject to certain other investment policies and restrictions which are described in the SAI for the Portfolios. Unless otherwise noted, the investment policies, techniques, and percentage restrictions described below are non-fundamental and may be changed by the Fund's Board without Policyholder approval.

Unless otherwise stated, each of the following policies applies to all of the Portfolios. In addition, unless otherwise stated below, the percentage limitations included in these policies and elsewhere in this Prospectus apply only at the time of purchase of the security.

/diamond/ CASH POSITION

A Portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a Portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decreases.

/diamond/ DIVERSIFICATION AND CONCENTRATION

The 1940 Act classifies investment companies as either diversified or non-diversified.

Diversification is the practice of spreading a portfolio's assets over a number of investments, investment types, industries or countries to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a comparable portfolio.


All of the Portfolios (except for the Third Avenue Value Portfolio), qualify as diversified funds under the 1940 Act. The diversified Portfolios are subject to the following diversification requirements (which are set forth in full in the SAI):


/diamond/ As a fundamental policy, with respect to 75% of the total assets of a Portfolio, the Portfolio may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. Government securities) as defined in the 1940 Act and, with respect to some Portfolios, in other types of cash items.

/diamond/ As a fundamental policy, with respect to 75% of the total assets of a Portfolio, the Portfolio will not purchase a security of any issuer if such purchase would cause the Portfolio's holdings of that issuer to amount to more than 5% of the Portfolio's total assets.


/diamond/ As a fundamental policy governing concentration, no Portfolio will invest more than 25% of its assets in any one particular industry, other than U.S. Government securities.


/diamond/ PORTFOLIO TURNOVER


A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year. (See "Financial Highlights" for each Portfolio on pages 1-9 for more information on historical turnover rates.) The Third Avenue Value Portfolio's investment policies and objective, which emphasizes long-term holdings, should tend to keep the number of portfolio transactions relatively low. Because of this, the Third Avenue Value Portfolio does not expect its annual portfolio turnover rate to exceed 50%.


Changes in security holdings are made by a Portfolio's Sub-Adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.

A Sub-Adviser may engage in a significant number of short-term transactions if such investing serves a Portfolio's objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate.

Increased turnover results in higher brokerage costs or mark-up charges for a Portfolio; these charges are ultimately borne by the Policyholders. For further discussion of portfolio turnover, see the SAI.

/diamond/ BORROWING


Each Portfolio may borrow money from banks for temporary or emergency purposes. As a fundamental policy, the amount borrowed shall not exceed 331/3% of total assets for the Global Sector, the International Equity, the U.S. Equity and the Aggressive Growth Portfolios; 10% of total assets for the Value Equity Portfolio; 5% of total assets for the Third Avenue Value Portfolio; and 25% of total assets for all other Portfolios. (The Growth & Income Portfolio does not presently intend to borrow.)

To secure borrowings, a Portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets (10% for the Value Equity Portfolio and 5% for the Third Avenue Value Portfolio). (See the SAI for any exceptions to this limitation.)


The Portfolios with a common Sub-Adviser may also borrow (or lend) money to other funds that permit such transactions and are also advised by that Sub-Adviser, provided each Portfolio seeks and obtains permission from the SEC. There is no assurance that such permission would be granted.

The Aggressive Growth Portfolio may borrow for investment purposes - this is called "leveraging." The Portfolio may borrow only from banks, not from other investment companies. There are risks associated with leveraging:

/diamond/ If a Portfolio's asset coverage drops below 300% of borrowings, the Portfolio may be required to sell securities within three days to reduce its debt and restore the 300% coverage, even though it may be disadvantageous to do so.

/diamond/ Leveraging may exaggerate the effect on net asset value of any increase or decease in the market value of a Portfolio's securities.

/diamond/ Money borrowed for leveraging will be subject to interest costs. In certain cases, interest costs may exceed the return received on the securities purchased.

/diamond/ A Portfolio may be required to maintain minimum average balances in connection with borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

State laws and regulations may impose additional limitations on borrowings. See the SAI for further information on borrowing.

/diamond/ LENDING


Each Portfolio may lend securities to broker-dealers and financial institutions to realize additional income. As a fundamental policy, the Growth & Income, Third Avenue Value and Global Sector Portfolios will not lend securities or other assets, if as a result, more than 331/3% of total assets would be lent to other parties; the International Equity Portfolio and the U.S. Equity Portfolio may lend up to 30% of total assets; and all other Portfolios (except the Aggressive Growth Portfolio) may lend up to 25% of total assets.


The Aggressive Growth Portfolio may not make loans to others, except through buying qualified debt obligations, lending portfolio securities or entering into repurchase agreements. The Aggressive Growth Portfolio will not lend securities or other assets if, as a result, more than 20% of its total assets would be lent to other parties.

If the borrower of a security defaults, a Portfolio may be delayed or prevented from recovering collateral, or may be otherwise required to cover a transaction in the security loaned.

If portfolio securities are loaned, collateral values must be continuously maintained at no less than 100% by pricing both the securities loaned and the collateral daily.

If a material event is to be voted upon affecting a Portfolio's investment in securities which are on loan, the Portfolio will take such actions as may be appropriate in order to vote its shares.


The Growth, Bond, Global, International Equity, Emerging Growth and Strategic Total Return Portfolios may also lend (or borrow) money to other funds that are managed by their respective Sub-Adviser provided each Portfolio seeks and obtains permission from the SEC.


For more information about Portfolio lending, see the SAI.


/diamond/ SHORT SALES

Each Portfolio may sell securities "short against the box." A short sale is the sale of a security that the Portfolio does not own. A short sale is "against the box" if at all times when the short position is open, the Portfolio owns an equal amount of the securities sold short or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.


/diamond/ OTHER INVESTMENT COMPANIES


Certain Portfolios may invest up to 10% of their total assets, calculated at the time of purchase, in the securities of money market funds, which are investment companies. The Portfolios may not invest (i) more than 5% of their total assets in the securities of any one investment company or (ii) in more than 3% of the voting securities of any other investment company. (Investments by the International Equity and U.S. Equity Portfolios in the GEI Short-Term Investment Trust, as described below under "Portfolio Securities and Risk Factors - Money Market Instruments," are not considered an investment in another investment company for purposes of these limitations.) A Portfolio will indirectly bear its proportionate share of any investment advisory fees and expenses paid by the funds in which it invests, in addition to the investment advisory fee and expenses paid by the Portfolio. However, if the Growth or Global Portfolio invests in a Janus money market fund, Janus Capital will remit to such Portfolio the fees it receives from the Janus money market fund to the extent such fees are based on the Portfolio's assets.



/diamond/ SPECIAL SITUATIONS

Each Portfolio may invest in "special situations" from time to time. A special situation arises when, in the opinion of its Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a management change, a technological breakthrough, or other extraordinary corporate event, or differences in market supply and demand for the security.

Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on a Portfolio will depend on a Portfolio's size and the extent of the holdings of the special situation issuer relative to its total assets.


PORTFOLIO SECURITIES AND RISK FACTORS

This section provides a more detailed description of some of the types of securities and other instruments in which a Portfolio may invest. A Portfolio may invest in these instruments to the extent permitted by its investment objective, policies, and restrictions. Not all of these instruments are used by each Portfolio. A Portfolio is not limited by this discussion and may invest in other types of instruments not precluded by the policies discussed above. (See "Portfolio Policies and Techniques," p.15, and the SAI for more information regarding a Portfolio's investment objective and its policies, that include limitations imposed on certain investments.)

/diamond/ EQUITY SECURITIES


Equity securities include common stocks, preferred stocks and securities convertible into common stocks, such as rights, warrants and convertible debt securities. Equity securities may also include certain equity-indexed securities, the value of which is linked to a securities index (e.g., the S&P
500).


/diamond/COMMON STOCK represents the basic ownership of a corporation. Common stocks historically have provided the greatest long-term growth potential in a company, but future results are not guaranteed. Owners of common stock share directly in the success or failure of the business.


/diamond/PREFERRED STOCK ranks senior to common stock and, depending upon the type of preferred stock and the nature of the issuer, has certain fixed-income features (which may include direct or indirect dividend redemption value guarantees). Preferred stockholders receive dividends before they are distributed to the common stockholders.


                       /diamonds/ RISK FACTORS

         The price of any equity security rises and falls. Common stocks generally represent the riskiest investment in a company. It is possible that investors may lose their entire investment.

         In addition to the risk associated with individual equity securities, an equity-indexed security carries overall market risk and the risk of fluctuation inherent in the indexed security as distinguished from the securities comprising the applicable index.


         Any equity security also presents the risks inherent in the particular industry of the issuer of the equity security. Certain of these sectors, and the risks presented by such sectors, are described below.


/diamond/ GOLD STOCK AND GOLD BULLION - Gold stocks are equity securities involved in the exploration, mining, processing, or dealing or investing in gold. Investments in gold bullion involve the purchase of bars or ingots of the precious metal.

                             /diamonds/RISK FACTORS


         Due to monetary and political policies on a national and international level, the price of gold is subject to substantial fluctuations, which will have an effect on the profitability of issuers of gold stocks and the market value of their securities.


         Changes in the political or economic climate for the two largest gold producers - South Africa and the Commonwealth of Independent States (the former Soviet Union) - may have a direct impact on the price of gold worldwide.


         A Portfolio's investments in gold bullion will earn no income return. Appreciation in the market price of gold is the sole manner in which a Portfolio would be able to realize gains on such investments. Furthermore, a Portfolio may encounter storage and transaction costs in connection with their ownership of gold bullion that may be higher than those associated with the purchase, holding and disposition of more traditional types of investments.


/diamond/ HEALTH CARE - Health care stocks are equity securities of companies primarily engaged in the design, manufacture, or sale of products or services used for, or in connection with, health care or medicine.

                             /diamond/ RISK FACTORS

         Securities in the health care sector are subject to price fluctuations based on industry changes, changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

/diamond/ FINANCIAL SERVICES - Financial services investing includes equity securities of companies that provide financial services to consumers and industry. A company is principally engaged in the industry if it derives more than 15% of revenues or profits from brokerage or investment management activities.


                             /diamond/ RISK FACTORS

         Companies in the financial services industry are subject to various risks related to that industry, such as government regulation, changes in interest rates, and exposure on loans, including loans to foreign borrowers. The performance of equity securities of this industry may be affected by the conditions that affect this industry.


/diamond/ UTILITIES - Utility stocks are equity and debt securities of utility companies that produce, transmit, or distribute gas and electric energy as well as those companies that provide communications facilities such as telephone and telegraph companies.


                             /diamond/ RISK FACTORS

         Risks associated with the utility industry include difficulty in earning adequate returns on investments despite frequent rate increases, restriction on operation and increased costs and delays due to government regulations, building or construction delays, environmental regulations, difficulty of the capital markets in absorbing utility debt and equity securities, and difficulties in obtaining fuel at reasonable prices.

/diamond/ ENERGY - Energy stocks are equity securities of companies in the energy service field, including those that provide services and equipment to the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale and solar power.

                             /diamonds/RISK FACTORS

         Risks associated with the energy industry include difficulty in adequate returns due to increased costs and delays due to government regulations, building or construction delays, and environmental regulations.


/diamond/ NATURAL RESOURCES - Natural resource stocks are equity securities of domestic and foreign companies with substantial natural resource assets. Natural resource assets are materials derived from natural sources which have economic value. Examples of natural resource assets include precious metals (e.g. gold, silver and platinum), ferrous and nonferrous metals (e.g. iron, steel, aluminum and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil and natural gas), timber land, undeveloped real property and agricultural commodities.


                             /diamond/ RISK FACTORS


         During periods of economic or financial instability, the securities of such companies are subject to extreme price fluctuations, reflecting the high volatility of certain natural resources, such as precious metals, during these periods. In addition, the instability of prices of these natural resources may result in volatile earnings of related companies, which in turn, may affect adversely the financial condition of such companies.



/diamond/ SMALL CAPITALIZATION COMPANIES


A Portfolio may invest in equity securities issued by small-cap companies. For these purposes, a Sub-Adviser may define small-cap companies differently. Generally a small-cap company will have market capitalizations of $1 billion or less. A Portfolio's investments in small capitalization stocks may include companies that have limited operating histories, product lines, and financial and managerial resources. These companies may be subject to intense competition from larger companies, and their stocks may be subject to more abrupt or erratic market movements than the stocks of larger, more established companies. Due to these and other factors, small-cap companies may suffer significant losses as well as realize substantial growth. See each Portfolio's discussion of small-cap companies under the section "The Portfolios In Detail."

/diamond/ DEBT SECURITIES AND FIXED-INCOME INVESTING


Debt securities include such securities as corporate bonds and debentures; commercial paper; trust preferred, debt securities issued by the U.S. Government, its agencies and instrumentalities; or foreign governments; asset-backed securities; CMOs; zero coupon bonds; floating rate, inverse floating rate and index obligations; "strips"; pay-in-kind and step securities.



Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change. For instance, bonds paying interest at a specified rate that does not change are fixed-income securities. When a debt security is purchased, the Portfolio owns "debt" and becomes a creditor to the company or government.

Fixed-income securities generally include short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, or preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period of time. A Portfolio may vary the average maturity of its portfolio of debt securities based on the Sub-Adviser's analysis of interest rate trends and factors.

Bonds rated Baa by Moody's or BBB by S&P are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security for such bonds appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics. (See Appendix A for a description of debt securities ratings.)


                             /diamond/ RISK FACTORS

Investments in debt securities are generally subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of the debt securities in which the Portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market value of debt securities, whereas a decline in interest rates will tend to increase their value.

Generally, shorter term securities are less sensitive to interest rate changes, but longer term securities offer higher yields. The Portfolio's share price and yield will also depend, in part, on the quality of its investments in debt securities.


Such securities may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in the Portfolio's share price will depend upon the extent of the Portfolio's investment in such securities.


/diamond/ CONVERTIBLE SECURITIES


Convertible securities include a spectrum of securities which can be exchanged for or converted into common stock of the issuer or a related financial entity (for example, a merged or acquired company or partner). Convertible securities may include, but are not limited to: convertible bonds or debentures; convertible preferred stock; units consisting of usable bonds and warrants; or securities which cap or otherwise limit returns to the convertible security hold, such as DECS - (Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when issued as a debt security.), LYONS - (Liquid Yield Option Notes, which are corporate bonds that are purchased at prices below par with no coupons and are convertible into stock), PERCS - (Preferred Equity Redeemable Stock, (an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity), and PRIDES - (Preferred Redeemable Increased Dividend Securities, which are essentially the same as DECS; the difference is little more than who initially underwrites the issue.)


Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of decline in market value than the issuer's common stock. However, the extent to which such risk is reduced depends greatly upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock.


Convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on the issurer's balance sheet, hence, an issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade or not rated.

                             /diamond/ RISK FACTORS

As with all debt securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

/diamond/ REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

A repurchase agreement involves the purchase of a security by a Portfolio and a simultaneous agreement (generally from a bank or broker-dealer) to repurchase that security back from the Portfolio at a specified price and date upon demand. This technique offers a method of earning income on idle cash. The repurchase agreement is effectively secured by the value of the underlying security. Repurchase agreements not terminable within seven days are considered illiquid securities.

A Portfolio invests in a reverse repurchase agreement when it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities such as U.S. Treasury bills and notes. While a reverse repurchase agreement is outstanding, a Portfolio will segregate with its custodian cash and other liquid assets to cover its obligation under the agreement. Reverse repurchase agreements are considered a form of borrowing by the Portfolio for purposes of the 1940 Act.

                             /diamond/ RISK FACTORS

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.


Reverse repurchase agreements may expose a Portfolio to greater fluctuations in the value of its assets.


/diamond/ MONEY MARKET INSTRUMENTS



Except as described below with respect to the International Equity and U.S. Equity Portfolios, a Portfolio, other than the Money Market Portfolio, may invest in the following types of money market instruments: U.S. Government securities; obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of foreign or domestic banks, domestic savings and loan associations and other banking institutions); commercial paper; and repurchase agreements.



The International Equity and U.S. Equity Portfolios may also invest in the GEI Short-Term Investment Fund (the "Investment Fund"), a private investment fund created specifically to serve as a vehicle for the collective investment of cash balances of these Portfolios and other accounts advised by GE Investment Management Incorporated ("GEIM") or its affiliate, General Electric Investment Corporation ("GEIC"). The Investment Fund is not registered with the SEC as an investment company. The Investment Fund invests exclusively in the money market instruments described in (i) through (vii) below. The Investment Fund is advised by GEIM. No advisory fee is charged by GEIM to the Investment Fund, nor will a Portfolio incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the Investment Fund. The International Equity and U.S. Equity Portfolios may each invest up to 25% of its assets in the Investment Fund. The types of money market instruments in which the International Equity and U.S. Equity Portfolios may invest directly or indirectly through their investment in the Investment Fund are as follows:
(i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers; (iii) commercial paper and notes, including those with variable and floating rates of interest; (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks; (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; (vi) debt securities issued by foreign issuers; and
(vii) repurchase agreements.

/diamond/ U.S. GOVERNMENT SECURITIES

U.S. Government securities are obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association ("GNMA"), are supported by the "full faith and credit" of the U.S. Government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

                             /diamond/ RISK FACTORS

Investors should be aware that the value of the U.S. Government securities held by a Portfolio will fluctuate with changes in interest rates, with a decrease in interest rates generally resulting in an increase in the value of the securities and an increase in interest rates having the opposite effect.

In addition, certain obligations, such as long-term obligations issued by the GNMA and the FNMA, represent ownership interest in pools of mortgages that may be subject to significant unscheduled prepayments as a result of a drop in mortgage interest rates. Because these prepayments must be reinvested, possibly in pools including mortgages bearing lower interest rates, these obligations may have less potential for capital appreciation during periods of declining interest rates than other investments of comparable maturity. They have a comparable risk of decline during periods of rising interest rates.

/diamond/ BANK OBLIGATIONS

Subject to its investment policy, a Portfolio may invest in bank obligations such as CDs or time deposits. Such investments involve the risks that an investment in the banking industry may entail.

                             /diamond/ RISK FACTORS

Banks are subject to extensive governmental regulations which may limit both the amount and types of loans and other financial commitments which may be made and interest rates and fees which may be charged.

The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry.

Exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

/diamond/ FOREIGN BANK OBLIGATIONS

A Portfolio may invest in foreign bank obligations and obligations of foreign branches of domestic banks. These investments prevent certain risks.

                             /diamond/ RISK FACTORS

Risks include the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations.

In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards.

/diamond/ FOREIGN SECURITIES

Foreign securities include equity and debt securities of foreign issuers. Each Portfolio may invest in foreign securities subject to its investment limitations.

In addition to direct foreign investment, many of the Portfolios may invest in foreign securities through ADRs or ADSs, which are dollar-denominated receipts issued by domestic banks or securities firms. ADRs and ADSs are publicly traded on U.S. exchanges, and may not involve the same risks as securities denominated in foreign currency.

Some Portfolios may also indirectly invest in foreign securities through EDRs, which are typically issued by European banks; in GDRs, which may be issued by domestic or foreign banks; and in other types of receipts evidencing ownership of foreign securities.

                             /diamond/ RISK FACTORS

For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves, but also by several risks which include:

/diamond/ CURRENCY RISK. Changes in the value of the currencies in which the securities are denominated relative to the U.S. dollar may affect the value of foreign securities and the value of their dividend or interest payments and, therefore, a Portfolio's share price and returns.

          Generally, in a period when the U.S. dollar commonly rises against foreign currencies, the return on foreign securities for a U.S. investor are diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities generally are enhanced.

          Exchange rates are affected by numerous factors, including relative interest rates, balances of trade, levels of foreign investment and manipulation by central banks. The foreign currency market is essentially unregulated and can be subject to speculative trading. From time to time, many countries impose exchange controls which limit or prohibit trading in certain currencies.

          ADRs and ADSs do not involve the same direct currency and liquidity risks as securities denominated in foreign currencies. However, the value of the currency in which the foreign security represented by the ADR or ADS is denominated may affect the value of the ADR or ADS.

          To the extent that a Portfolio invests in foreign securities denominated in foreign currencies, its share price reflects the price movements both of its securities and of the currencies in which they are denominated. The share price of a Portfolio that invests in both U.S. and foreign securities may have a low correlation with movements in the U.S. markets. If most of the securities in a Portfolio are denominated in foreign currencies or depend on the value of foreign currencies, the relative strength of the U.S. dollar against those foreign currencies may be an important factor in the Portfolio's performance.

/diamond/ CURRENCY TRADING COSTS. A Portfolio incurs costs in converting foreign currencies into U.S. dollars, and vice versa.

/diamond/ DIFFERENT ACCOUNTING AND REPORTING PRACTICES. Foreign companies are generally subject to tax laws and to accounting, auditing and financial reporting standards, practices and requirements different from those that apply in the U.S.

/diamond/ LESS INFORMATION AVAILABLE. There is generally less public information available about foreign companies.

/diamond/ MORE DIFFICULT BUSINESS NEGOTIATIONS. A Portfolio may find it difficult to enforce obligations in foreign countries or to negotiate favorable brokerage commission rates.

/diamond/ REDUCED LIQUIDITY/INCREASED VOLATILITY. Some foreign securities are less liquid and their prices more volatile, than securities of comparable U.S. companies.

/diamond/ SETTLEMENT DELAYS. Settling foreign securities may take longer than settlements in the U.S.

/diamond/ HIGHER CUSTODY CHARGES. Custodianship of shares may cost more for foreign securities than it does for U.S. securities.

/diamond/ ASSET VULNERABILITY. In some foreign countries, there is a risk of direct seizure or appropriation through taxation of assets of a Portfolio. Certain countries may also impose limits on the removal of securities or other assets of a Portfolio. Interest, dividends and capital gains on foreign securities held by a Portfolio may be subject to foreign withholding taxes.

/diamond/ POLITICAL INSTABILITY. In some countries, political instability, war or diplomatic developments could affect investments.

These risks may be greater in developing countries or in countries with limited or developing markets. In particular, developing countries have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities. As a result, securities of issuers located in developing countries may have limited marketability and may be subject to abrupt or erratic price fluctuations.

At times, a Portfolio's foreign securities may be listed on exchanges or traded in markets which are open on days (such as Saturday) when the Portfolio does not compute a price or accept orders for purchase, sale or exchange of shares. As a result, the net asset value of the Portfolio may be significantly affected by trading on days when Policyholders cannot make transactions.

ADRS AND ADSS are subject to some of the same risks as direct investments in foreign securities, including the currency risk discussed above. The regulatory requirements with respect to ADRs and ADSs that are issued in sponsored and unsponsored programs are generally similar but the issuers of unsponsored ADRs and ADSs are not obligated to disclose material information in the

U.S., and, therefore, such information may not be reflected in the market value of the ADRs and ADSs.


/diamond/ ILLIQUID SECURITIES


Securities are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions on resale. However, certain restricted securities that are not registered for sale to the general public but that can be sold to institutional investors ("Rule 144A Securities") may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of a Portfolio's investments could be impaired if such trading does not further develop or declines. The Sub-Advisers will determine the liquidity of Rule 144A Securities under guidelines approved by the Fund's Board. (See the SAI for a description of these guidelines.)


                             /diamond/ RISK FACTORS


Investments in illiquid securities involve certain risks to the extent that a Portfolio may be unable to dispose of such securities at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Portfolio might have to bear the expense and incur the delays associated with effecting a registration required in order to qualify for resale.


/diamond/ FUTURES, OPTIONS AND OTHER
       DERIVATIVES


Instruments commonly called "derivatives" include options on securities or foreign currency futures contracts, options on futures contracts, forward contracts, interest rate swaps, caps and floors, stock index futures and options on stock index futures. These instruments are commonly called derivatives because their price is derived from an underlying index, security or other measure of value.


A Portfolio may engage in futures contracts and options. The Portfolios intend to use such derivatives primarily for bona fide hedging purposes, including to protect portfolio positions against market, interest rate or currency fluctuations, to equitize a cash position, for duration management, or to reduce the risk inherent in the management of the portfolio involved. If used for other purposes as may be permitted under applicable rules pursuant to which the Portfolio would remain exempt from the definition of a "commodity pool operator" under the rules of the CFTC, the aggregate initial margin and premiums required to establish any non-hedging positions will not exceed 5% of the fair market value of the Portfolio's net assets.

FORWARD CONTRACTS are contracts to purchase or sell a specified amount of property for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts to hedge against declines in the value of non-dollar denominated securities or to reduce the impact of currency appreciation on purchases of non-dollar denominated securities. A Portfolio may also enter into forward contracts to purchase or sell securities or other financial indices.

FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Portfolio may buy and sell futures contracts on foreign currencies, securities and financial indexes including interest rates or an index of U.S. Government, foreign government, equity or fixed-income securities.

A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specific price on or before a specified date.

Futures contracts and options on futures are standardized and traded on designated exchanges.

INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

INTEREST RATE FUTURES CONTRACTS involve the purchase or sale of contracts for the future delivery of fixed-income securities at an established price. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase put and call options on securities, securities indexes and foreign currencies, subject to its investment restrictions.


      CALL OPTIONS give a buyer the right to purchase a portfolio security at a designated price until a certain date. The option must be "covered" - for example, the seller may own the securities required to fulfill the contract.


      PUT OPTIONS give the buyer the right to sell the security at a designated price until a certain date. Put options are "covered", for example, by segregating an amount of cash or securities equal to the exercise price.


STOCK INDEX FUTURES obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specified stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.


OPTIONS ON STOCK INDEX FUTURES CONTRACTS, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option.


                             /diamond/ RISK FACTORS


There can be no assurance the use of derivatives will help a Portfolio achieve its investment objective. Derivatives involve special risks and transaction costs, and draw upon skills and experience which are different from those needed to choose the other securities or instruments in which a Portfolio invests. Special risks of these instruments include:


/diamond/ INACCURATE MARKET PREDICTIONS. If interest rates, securities prices or currency markets do not move in the direction expected by a Sub-Adviser who used derivatives based on those measures, these instruments may fail in their intended purpose and result in losses to the Portfolio.


/diamond/ IMPERFECT CORRELATION. Derivatives' prices may be imperfectly correlated with the prices of the securities, interest rates or currencies being hedged. When this happens, the expected benefits may be diminished.


/diamond/ ILLIQUIDITY. A liquid secondary market may not be available for a particular instrument at a particular time. A Portfolio may therefore be unable to control losses by closing out a derivative position.


/diamond/ TAX CONSIDERATIONS. A Portfolio may have to delay closing out certain derivative positions to avoid adverse tax consequences.


The risk of loss from investing in derivative instruments is potentially unlimited.

/diamond/ FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract ("forward contract") is used to purchase or sell foreign currencies at a future date as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time a Portfolio has exposure to foreign currencies. A forward contract, which is also included in the types of instruments commonly known as derivatives, is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate.

                             /diamond/ RISK FACTORS

Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of portfolio securities decline.

Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Portfolio's limitation on investing in illiquid securities.

/diamond/ WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a "when-issued," "delayed settlement," or "forward (delayed) delivery" basis.

"When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.

A Portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a Portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a Portfolio until it receives payment or delivery from the other party to any of the above transactions.

The Portfolio will segregate with its custodian cash, U.S. Government securities or other liquid assets at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Portfolio may earn income in securities it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

                             /diamond/ RISK FACTORS

At the time of settlement, the market value of the security may be more or less than the purchase price. The Portfolio bears the risk of such market value fluctuations. These transactions also involve risk to a Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction.

/diamond/ MORTGAGE-AND OTHER ASSET-BACKED SECURITIES

Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio.

CMOs are "pass-through" securities collateralized by mortgages or mortgage-backed securities. (Pass-through securities mean that principal and interest payments on the underlying securities, less servicing fees, are passed through to Policyholders on a pro rata basis.) CMOs are issued in classes and series that have different maturities and often are retired in sequence.

Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans), and most often are structured as pass-through securities.

Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements.

                             /diamond/ RISK FACTORS


Prepayments will shorten these securities' weighted average life and may lower their returns. The value of these securities may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them, in the case of mortgage-backed securities, or in the servicing agent for the pool, the originator of the pool or the financial institution providing the credit support or enhancement in the case of asset-backed securities. Interest rate risks are also involved with these investments; see "Debt Securities and Fixed-Income Investing," page 34.



In addition, the mortgage securities market may be adversely affected by changes in government regulation or tax policies.


/diamond/ REAL ESTATE INVESTMENT TRUSTS ("REITS")


REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.


Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to Policyholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").


                             /diamond/ RISK FACTORS


REITs may subject a Portfolio to certain risks associated with the direct ownership of real estate. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.



Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk. (See "Debt Securities and Fixed-Income Investing," page 34.)

/diamond/ ZERO COUPON, STRIPS, PAY-IN-KIND AND STEP COUPON SECURITIES

Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. Step coupon bonds sell at a discount and pay a low coupon rate for an initial period and a higher coupon rate thereafter. Pay-in-kind securities may pay interest in cash or a similar bond. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds.


                             /diamond/ RISK FACTORS

The market value of zero coupon bonds, step coupon bonds, pay-in-kind securities and strips generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality.


A Portfolio may realize greater gains or losses as a result of such fluctuations. In order to pay cash distributions from these types of securities, a Portfolio may sell certain portfolio securities and may incur a gain or loss on such sales.


/diamond/ HIGH-YIELD/HIGH-RISK SECURITIES


High-yield/high-risk securities (or "junk bonds") are debt securities rated below investment grade by the primary rating agencies (such as S&P and Moody's). (See Appendix A for a description of debt securities ratings.)


                             /diamond/ RISK FACTORS


The value of lower quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher quality securities. Conversely, the value of higher quality securities may be more sensitive to interest rate movements than lower rated securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments.


Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged.

In the event of a default, a Portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

The market for lower quality securities is generally less liquid than the market for higher quality bonds. Adverse publicity and investor perceptions, as well as new or proposed laws, may also have a greater negative impact on the market for lower quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as higher quality securities.


/diamond/ VARIABLE RATE MASTER DEMAND NOTES

Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded.

Although no active secondary market may exist for these notes, a Portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party.

While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a Sub-Adviser that the ratings are within the two highest ratings of commercial paper. (See the SAI for further information on these ratings.)

In addition, when purchasing variable rate master demand notes, a Sub-Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.


                             /diamond/ RISK FACTORS

In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.


/diamond/ WARRANTS AND RIGHTS


A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity.

In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

                             /diamond/ RISK FACTORS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.


Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

/diamond/ TRADE CLAIMS

Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. Trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor's financial position improves or the claim is paid.


                             /diamond/ RISK FACTORS


An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid securities which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.


                             MANAGEMENT OF THE FUND


/diamond/ DIRECTORS


The Fund's Board is responsible for managing the business affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the Portfolios' assets by the Investment Adviser and Sub-Advisers. Information about the Directors and executive officers of the Fund is contained in the SAI.

/diamond/ INVESTMENT ADVISER

WRL Management, located at 201 Highland Avenue, Largo, Florida 33770-2597, serves as the Fund's Investment Adviser. The Investment Adviser is a direct, wholly-owned subsidiary of WRL, which is wholly-owned by First AUSA Life Insurance Company, a stock life insurance company, which is wholly-owned by AEGON USA, Inc. ("AEGON USA"). AEGON USA is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation which is a publicly traded international insurance group. The Investment Adviser has served as the investment adviser to the Fund since January 1, 1997. Prior to this date, WRL served as investment adviser to the Fund.

Subject to the supervision of the Fund's Board, the Investment Adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolios may own or contemplate acquiring from time to time; to cause its officers to attend meetings and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund's Board and appropriate officers of the Fund fully informed as to the conditions of the investment portfolio of each Portfolio, the investment recommendations of the Investment Adviser, and the investment considerations which have given rise to those recommendations; to supervise the purchase and sale of securities of the Portfolios as directed by the appropriate officers of the Fund; and to maintain all books and records required to be maintained by the Investment Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund.

/diamond/ ADVISORY FEES PAID BY THE PORTFOLIOS

Subject to the supervision and direction of the Fund's Board, the Investment Adviser is responsible for managing the Portfolios in accordance with each Portfolio's stated investment objective and policies. As compensation for its services to the Portfolios, the Investment Adviser receives monthly compensation at an annual rate of a percentage of the average daily net assets of each Portfolio. The table below lists each Portfolio and the annual rate of the monthly compensation the Investment Adviser received for the fiscal year ended December 31, 1996.





                                         ADVISORY
         PORTFOLIO                         FEE
Growth                         0.80%
Bond                           0.50%(1)
Global                         0.80%
Money Market                   0.40% (prior to 5/1/96,
                               0.50%)
Balanced                                          0.80%
International Equity                              1.00%(1)
Third Avenue Value                                0.80%(1)
Emerging Growth                                   0.80%


                                         ADVISORY
         PORTFOLIO                         FEE
Strategic Total Return                    0.80%
Aggressive Growth                         0.80%
Growth & Income                           0.75%
Tactical Asset Allocation                 0.80%
C.A.S.E. Growth                           0.80%
Global Sector                             0.80%
Value Equity                              0.80%
U.S. Equity                               0.80%(1)

--------------
(1) No advisory fees were paid by these Portfolios in 1996 because they had not commenced operations as of December 31, 1996.
(2) Effective January 2, 1998, the Advisory Fee for the Bond Portfolio was reduced to 0.45%.



/diamond/ ADVISORY FEE REIMBURSEMENT


The Investment Adviser has voluntarily undertaken, until at least April 30, 1998, to pay expenses on behalf of the Portfolios (except the Global Sector Portfolio) to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed a certain percentage of each Portfolio's average daily net assets. The table below shows the expense limit and actual expenses for each Portfolio and the reimbursement a Portfolio received, if any, for the fiscal year ended December 31, 1996.


                                     EXPENSE      ACTUAL
            PORTFOLIO                 LIMIT      EXPENSES     REIMBURSEMENT
Growth                                1.00%       0.88%           NONE
Bond                                  0.70%       0.64%           NONE
Global                                1.00%       0.99%           NONE
Money Market                          0.70%       0.52%           NONE
Balanced                              1.00%       0.97%           NONE
Emerging Growth                       1.00%       0.94%           NONE
Strategic Total Return                1.00%       0.91%           NONE
Aggressive Growth                     1.00%       0.98%           NONE
Growth & Income                       1.00%       1.00%           NONE
Tactical Asset Allocation             1.00%       0.90%           NONE
C.A.S.E. Growth                       1.00%       1.64%          73,269
Value Equity(1)                       1.00%       1.03%          13,672
International Equity(2)               1.50%        N/A            NONE
U.S. Equity(2)                        1.30%        N/A            NONE
Third Avenue Value Portfolio(2)       1.00%        N/A            NONE

--------------
(1) This Portfolio commenced operations May 1, 1996.
(2) These Portfolios had not commenced operations as of December 31, 1996.


In addition to the Investment Adviser's responsibilities discussed above, the Investment Adviser's advisory agreement with the Fund (the "Advisory Agreement") contemplates that the Investment Adviser, in connection with the performance of its responsibilities under the

Advisory Agreement, will enter into sub-advisory agreements ("Sub-Advisory-Agreements") with Sub-Advisers to provide each Portfolio with portfolio management. Under current law, every Sub-Advisory Agreement must be submitted to and approved by shareholders of a Portfolio before the Sub-Adviser can provide investment advice to that Portfolio. For example, if a new Sub-Adviser were retained, shareholders would be required to approve the

Sub-Advisory Agreement with that Sub-Adviser. Similarly, if a Sub-Advisory Agreement currently in effect were amended in any material respect, such amendment would generally be deemed to result in a new contract for which shareholder approval would also be required. Moreover, in most instances when there is a change of control of a Sub-Adviser, shareholder approval is required.



The Fund's Board has determined that shareholders of each Portfolio have, in effect, elected to have the Investment Adviser select one or more Sub-Advisers best suited to achieve each Portfolio's investment objective. The Fund's Board believes that part of a shareholder's investment decision is a determination to have those selections made by the Investment Adviser, a professional management organization with personnel having substantial experience in making such evaluations, selections and terminations.


Under applicable law, the Fund is not generally required to hold annual shareholders' meetings, and does not generally hold such meetings, unless legally required to do so, in order to avoid the attendant costs. The Fund is currently required to call a meeting of shareholders of a Portfolio whenever it decides to employ new or additional Sub-Advisers, or to approve a new Sub-Advisory Agreement after an "assignment," or due to a material change in Sub-Advisory Agreement terms, with respect to such Portfolio. Given the nature of the Fund's operations and shareholders' reasons for investing in various of the Portfolios, such expenses are considered to provide little, if any, benefit to shareholders. For these reasons, the Fund and the Investment Adviser have applied to the SEC for an exemption from the provisions of the 1940 Act to permit the Fund and the Investment Adviser, subject to certain conditions, to enter into, materially amend, and terminate, and to permit Sub-Advisers to act pursuant to, Sub-Advisory Agreements without shareholder approval (the "Proposed Sub-Advisory Selection Arrangement").


If the SEC exemption is granted, certain conditions would apply. The conditions are intended to ensure that shareholders receive adequate disclosure about the Sub-Advisers or a decision by the Investment Adviser and the Fund's Board to appoint a new Sub-Adviser or to change materially the terms of a Sub-Advisory Agreement. In addition, before a Portfolio could rely on the exemption, the Proposed Sub-Advisory Selection Arrangement must be approved by a majority of the outstanding voting shares of the Portfolio.


/diamond/ DISTRIBUTION AND SERVICE PLANS
          DISTRIBUTION PLAN AND DISTRIBUTION AGREEMENT

Effective January 1, 1997, the Fund adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") and pursuant to the Plan, entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), whose principal office is located at 201 Highland Avenue, Largo, Florida 33770. ISI is an affiliate of the Investment Adviser, and serves as principal underwriter for the Fund.

The expenses the Fund may pay pursuant to the Distribution Plan include, but not necessarily be limited to, the following: costs of printing and mailing Fund prospectuses and Statements of Additional Information, and any supplements thereto to prospective investors; costs relating to development and preparation of Fund advertisements, sales literature and brokers' and other promotional materials describing and/or relating to the Fund; expenses in connection with presentation of seminars and sales meetings describing the Fund; development of consumer-oriented sales materials describing the Fund; and expenses attributable to "distribution-related services" provided to the Fund (e.g., salaries and benefits, office expenses, equipment expenses (i.e., computers, software, office equipment, etc.), training expenses, travel costs, printing costs, supply expenses, programming time and data center expenses, each as they relate to the promotion of the sale of Fund shares).

Under the Distribution Plan, the Fund, on behalf of the Portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing such Portfolio's shares, up to a maximum rate of 0.15% on an annualized basis of the average daily net assets. This fee is measured and accrued daily and paid monthly.

ISI will submit to the Fund's Board for approval annual distribution expenses with respect to each Portfolio. ISI allocates to each Portfolio distribution expenses specifically attributable to the distribution of shares of such Portfolio. Distribution expenses not specifically attributable to the distribution of shares of a particular Portfolio are allocated among the Portfolios, based upon the ratio of net asset value of each Portfolio to the net asset value of all Portfolios, or such other factors as ISI deems fair and are approved by the Fund's Board. ISI has determined that it will not seek payment by the Fund of distribution expenses incurred with respect to any Portfolio during the fiscal year ending December 31, 1998. Prior to ISI seeking reimbursement of future expenses, Policyowners will be notified in advance.



/diamond/ ADMINISTRATIVE AND TRANSFER
          AGENCY SERVICES


Effective January 1, 1997, the Fund entered into an Administrative Services and Transfer Agency Agreement with WRL Investment Services, Inc. ("WRL Services"), located at 201 Highland Avenue, Largo, Florida 33770, an affiliate of WRL Management and WRL, to furnish the Fund with administrative services to assist the Fund in carrying out certain of its functions and operations. Under this Agreement, WRL Services shall furnish to each Portfolio, subject to the overall supervision of the Fund's Board, supervisory, administrative, and transfer agency services, including recordkeeping and reporting. WRL Services is reimbursed by the Fund monthly on a cost incurred basis. Prior to January 1, 1997, WRL performed these services in connection with its serving as the Fund's investment adviser.


/diamond/ SUB-ADVISERS


Each Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser for its respective Portfolio(s). Subject to review and supervision by the Investment Adviser and the Fund's Board, each Sub-Adviser is responsible for the actual investment management of its Portfolio(s) and for making decisions to buy, sell or hold any particular security. Each Sub-Adviser also places orders to buy or sell securities on behalf of that Portfolio. Each Sub-Adviser bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of its Portfolio(s). Each Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.


                                   /diamonds/

                           JANUS CAPITAL CORPORATION


Janus Capital Corporation ("Janus Capital"), located at 100 Fillmore Street, Denver, CO 80206, serves as the Sub-Adviser to the Growth and Global Portfolios. Thomas H. Bailey is the President of Janus Capital. Kansas City Southern Industries, Inc. owns approximately 83% of Janus Capital.


Janus Capital provides investment management and related services to other mutual funds, and individuals, corporate, charitable and retirement accounts. See "Management of the Fund - The Sub-Advisers" in the SAI for a more detailed description of the previous experience of Janus Capital as an investment adviser.

                          /diamond/ PORTFOLIO MANAGERS:


SCOTT W. SCHOELZEL has served as the Portfolio Manager for the Growth Portfolio since January 2, 1996. Mr. Schoelzel also serves as co-portfolio manager of other mutual funds. Mr. Schoelzel is a Vice President of Janus Capital, where he has been employed since 1994. From 1991 to 1993, Mr. Schoelzel was a portfolio manager with Founders Asset Management, Denver, Colorado. Prior to 1991, he was a general partner of Ivy Lane Investments, Denver, Colorado (a real estate investment brokerage).


HELEN Y. HAYES has served as Portfolio Manager of the Global Portfolio since its inception. Ms. Hayes also serves as a portfolio manager of other mutual funds. Ms. Hayes is also an Executive Vice President of Janus Investment Fund and Janus Aspen Series. Ms. Hayes has been employed by Janus Capital since 1987.

                                   /diamonds/

                    J.P. MORGAN INVESTMENT MANAGEMENT INC.

J. P. Morgan Investment Management Inc. ("J.P. Morgan Investment"), located at 522 Fifth Avenue, New York, NY 10036, has served as the Sub-Adviser to the Money Market Portfolio since May 1, 1996. J. P. Morgan Investment is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated. J.P. Morgan Investment provides investment management and related services for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies and government agencies.


                          /diamond/ PORTFOLIO MANAGER:


ROBERT R. JOHNSON serves as Portfolio Manager of the Money Market Portfolio. Mr. Johnson is responsible for several short-term fixed income portfolios and the business development of short-term fixed income products. Mr. Johnson is a Vice President of J.P. Morgan Investment. He is also a member of the Fixed Income Peer Review Committee. Prior to joining J.P. Morgan Investment in 1988, he founded and managed R.R. Johnson Associates, merchant bankers. He also held senior positions with the Bank of Montreal and U.S. Steel. He is a graduate of Dartmouth College and has done graduate work at both Wayne State and Duquesne Universities.

                                   /diamonds/

                      AEGON USA INVESTMENT MANAGEMENT, INC.


AEGON USA Investment Management, Inc. ("AIMI"), located at 4333 Edgewood Road, N.E., Cedar Rapids, IA 52499, serves as the Sub-Adviser to the Bond and Balanced Portfolios. AIMI is an indirect, wholly-owned subsidiary of AEGON USA.


                          /diamond/ PORTFOLIO MANAGERS:


CLIFFORD A. SHEETS, CFA, AND JARRELL D. FREY, CFA, serve as Portfolio Managers of the Bond Portfolio. Mr. Sheets has served as the Portfolio Manager of the Bond Portfolio since January, 1998. Mr. Sheets has been with AIMI since 1990 and is currently an Executive Vice President. Prior to joining AIMI, Mr. Sheets was head of the Fixed Income Management Department of the Trust and Asset Management Group of Bank One, Indianapolis NA. Mr. Frey has served as Portfolio Manager for the Bond Portfolio since January, 1998. Mr. Frey joined AIMI in 1994 and is currently a Senior Securities Analyst. Prior to joining AIMI, Mr. Frey was employed for five years by Woodmen Accident and Life Company in Lincoln, NE where he analyzed fixed income (both public and private debt offerings) and equity securities.

MICHAEL VAN METER has served as the Senior Portfolio Manager of the Balanced Portfolio since its inception. Mr. Van Meter also serves as Chairman of the Equity Investment Policy Committee of AIMI. Mr. Van Meter was President and Managing Partner of Perpetual Investment Advisors from 1983 to 1989, when AEGON USA acquired that firm.


                                   /diamonds/


                       VAN KAMPEN AMERICAN CAPITAL ASSET
                               MANAGEMENT, INC.

Van Kampen American Capital Asset Management, Inc. ("Van Kampen"), located at One Parkview Plaza, Oakbrook Terrace, IL 60181, serves as the Sub-Adviser to the Emerging Growth Portfolio.

Van Kampen became an indirect wholly-owned subsidiary of Morgan Stanley Group Inc. on October 31, 1996. It is anticipated that in mid-June, 1997, Morgan Stanley Group Inc. will merge with Dean Witter, Discover & Co., a financial services company.

                          /diamond/ PORTFOLIO MANAGER:

GARY M. LEWIS has served as Portfolio Manager for the Emerging Growth Portfolio since its inception. Mr. Lewis has also served as portfolio manager at American Capital Asset Management, Inc., a predecessor firm of Van Kampen American Capital Asset Management, Inc. for over six years and portfolio manager for the Van Kampen American Capital Emerging Growth Fund, Inc. since April, 1989.

                                   /diamonds/

                              LUTHER KING CAPITAL
                            MANAGEMENT CORPORATION

Luther King Capital Management Corporation ("Luther King Capital"), located at 301 Commerce Street, Suite 1600, Fort Worth, TX 76102, serves as the Sub-Adviser to the Strategic Total Return Portfolio. Ultimate control of Luther King Capital is exercised by J. Luther King, Jr. Luther King Capital provides investment management services to accounts of individual investors, mutual funds and other institutional investors. See "Management of the Fund - The Sub-Advisers" in the SAI for a more detailed description of the previous experience of Luther King Capital as an investment adviser.

                          /diamond/ PORTFOLIO MANAGERS:

LUTHER KING, JR. AND SCOT HOLLMANN have served as Portfolio Managers of the Strategic Total Return Portfolio since its inception. Mr. King has been President of Luther King Capital since 1979. Mr. Hollmann has served as Vice President of Luther King Capital since 1983.



                                   /diamonds/

                           FRED ALGER MANAGEMENT, INC.

Fred Alger Management, Inc. ("Alger Management"), located at 75 Maiden Lane, New York, NY 10038, serves as the Sub-Adviser to the Aggressive Growth Portfolio. Alger Management is a wholly-owned subsidiary of Fred Alger & Company, Incorporated ("Alger, Inc."), which, in turn, is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company controlled by Fred M. Alger and David D. Alger. As of March 31, 1997, Alger Management had approximately $6.4 billion in assets under management for investment companies and private accounts.

                          /diamond/ PORTFOLIO MANAGERS:

DAVID D. ALGER, SEILAI KHOO AND RONALD TARTARO are primarily responsible for the day-to-day management of the Aggressive Growth Portfolio. Mr. Alger has been employed by Alger Management as Executive Vice President and Director of Research since 1971 and as President since 1995. Ms. Khoo has been employed by Alger Management as a senior research analyst since 1989 and as a Senior Vice President since 1995. Mr. Tartaro has been employed by Alger Management as a senior research analyst since 1990 and as a Senior

Vice President since 1995. Mr. David Alger has served as Portfolio Manager of the Aggressive Growth Portfolio since its inception. Ms. Khoo and Mr. Tartaro have each served as Co-Portfolio Managers of the Aggressive Growth Portfolio since May 1, 1996. Mr. Alger, Ms. Khoo and Mr. Tartaro also serve as portfolio managers for other mutual funds and investment accounts managed by Alger Management.


                                   /diamonds/

                        FEDERATED INVESTMENT COUNSELING

Federated Investment Counseling ("Federated"), located at Federated Investors Tower, Pittsburgh, PA 15222-3779, serves as the Sub-Adviser to the Growth & Income Portfolio. Federated is a Delaware business trust organized on April 11, 1989. It is a subsidiary of Federated Investors. Federated serves as investment adviser to a number of investment companies and private accounts. Total assets under management or administered by Federated and other subsidiaries of Federated Investors is approximately $110 billion.

                          /diamond/ PORTFOLIO MANAGERS:


LINDA A. DUESSEL and STEVEN J. LEHMAN serve as Co-Portfolio Managers of the Growth & Income Portfolio. Ms. Duessel has been a Portfolio Manager of the Growth & Income Portfolio since July, 1996. Ms. Duessel is a Chartered Financial Analyst and also serves as a co-portfolio manager for other funds managed by Federated. Ms. Duessel received her B.S., Finance from the Wharton School of the University of Pennsylvania and her M.S.I.A. from Carnegie Mellon University. Ms. Duessel has been a Vice President of an affiliate of Federated since 1995, and was an Assistant Vice president from 1991 - 1995.

Mr. Lehman has served as Co-Portfolio Manager since September, 1997. Mr. Lehman joined Federated in May, 1997 as a Vice President. From 1985 to May, 1997, Mr. Lehman served as a Portfolio Manager, then Vice President/Senior Portfolio Manager, at First Chicago NBD Investment Management Company. Mr. Lehman is a Chartered Financial Analyst; he received his M.A. from the University of Chicago.


                                   /diamonds/


                          DEAN INVESTMENT ASSOCIATES

Dean Investment Associates ("Dean"), a Division of C.H. Dean and Associates, Inc., located at 2480 Kettering Tower, Dayton, OH 45423-2480, serves as the Sub-Adviser to the Tactical Asset Allocation Portfolio. Dean is wholly-owned by C.H. Dean and Associates, Inc. Founded in 1972, Dean manages portfolios for individuals and institutional clients worldwide. Dean provides a full range of investment advisory services and, as of January, 1997, had $3.8 billion of assets under management.


                          /diamond/ PORTFOLIO MANAGERS:

The Tactical Asset Allocation Portfolio is managed by a team of 10 senior investment professionals (Central Investment Committee), with over 135 years of total investment experience.



JOHN C. RIAZZI, CFA, has served as the Senior Portfolio Manager of the Tactical Asset Allocation Portfolio and ARVIND SACHDEVA, CFA has served as Senior Equity Strategist of this Portfolio since its inception. Mr. Riazzi joined Dean in March of 1989. Before being promoted to Vice President and Director of Consulting Services at Dean, Mr. Riazzi was responsible for client servicing, portfolio execution and trading operations. Mr. Riazzi has been a member of the Central Investment Committee and a Senior Institutional Portfolio Manager for the past four years. He received a B.A. in Economics from Kenyon College in 1985 and was awarded the Chartered Financial Analyst designation in 1993. Mr. Sachdeva joined Dean in 1993. Prior to working at Dean, he was the Senior Security Analyst and Equity Portfolio Manager for Carillon Advisors, Inc., from January, 1985 to September, 1993. Carillon Advisors, Inc. is an investment subsidiary of the Union Central Life Insurance Co.



                                   /diamonds/

                           C.A.S.E. MANAGEMENT, INC.

C.A.S.E. Management, Inc. ("C.A.S.E."), located at 2255 Glades Road, Suite 221-A, Boca Raton, FL 33431, serves as the Sub-Adviser to the C.A.S.E. Growth Portfolio. C.A.S.E. is a wholly-owned subsidiary of C.A.S.E. Inc. C.A.S.E. Inc. is indirectly controlled by William Edward Lange, president and chief executive officer of C.A.S.E. C.A.S.E. provides investment management services to financial institutions, high net worth individuals, and other professional money managers.


                          /diamond/ PORTFOLIO MANAGERS:


Informally, C.A.S.E.'s Board members confer on a continuous basis, gathering economic sector, industry and stock specific information from C.A.S.E.'s research and management resources. Each Board member is individually responsible for the analytical coverage of one or two of the market's eight economic sectors. C.A.S.E.'s "sector specialists" are encouraged to maintain contact with counterpart sector specialists from leading outside research organizations. The information gathered for consideration by the Board's sector specialists also includes objective forms of research from various governmental agencies, stock exchanges and financial capitols. Formally, the Board meets monthly to formulate overall strategic investment positions. The Board then formally reviews its current investment focus towards every stock, industry, and economic sector owned in its overall stock population.


                                   /diamonds/

                    NWQ INVESTMENT MANAGEMENT COMPANY, INC.


NWQ Investment Management Company, Inc. ("NWQ Investment"), located at 2049 Century Park East, 4th Floor, Los Angeles, CA 90067, serves as the Sub- Adviser to the Value Equity Portfolio. NWQ Investment was founded in 1982 and is a wholly-owned subsidiary of United Asset Management Corporation. NWQ Investment provides investment management services to institutions and high net worth individuals. As of December 31, 1996, NWQ Investment had over $6.4 billion in assets under management.

                          /diamond/ PORTFOLIO MANAGER:

An investment policy committee is responsible for the day-to-day management of the Value Equity Portfolio's investments. David A. Polak, CFA, Edward C. Friedel, CFA, James H. Galbreath, CFA, Phyllis G. Thomas, CFA, and Jon D. Bosse, CFA, constitute the committee.


EDWARD C. FRIEDEL, CFA serves as Senior Portfolio Manager for the Value Equity Portfolio. Mr. Friedel has been a managing director and investment strategist/portfolio manager of NWQ Investment since 1983. From 1971 to 1983, Mr. Friedel was a portfolio manager for Beneficial Standard Investment Management. Mr. Friedel is a graduate of the University of California at Berkeley (BS) and Stanford University (MBA).

                                   /diamonds/

                               MERIDIAN INVESTMENT
                             MANAGEMENT CORPORATION

Meridian Investment Management Corporation ("Meridian"), located at 12835 East Arapahoe Road, Tower II, Penthouse, Englewood, CO 80112, serves as Sub-Adviser to the Global Sector Portfolio. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation ("MM&R"). Michael J. Hart and Dr. Craig T. Callahan each own 50% of MM&R. Meridian provides investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retirement accounts. Meridian manages seven mutual fund wrap-fee programs which, as of March 1, 1997, had aggregate assets of approximately $700 million. Meridian provides investment advisory assistance, portfolio management advice and quantitative investment research to the Investment Adviser for the Global Sector Portfolio.

                          /diamond/ PORTFOLIO MANAGER:

Meridian's Investment Committee determines the guidelines for asset, country, industry and securities weightings based on Meridian's proprietary quantitative research methods. The Committee is comprised of Dr. Craig T. Callahan, Michael
J. Hart, Patrick S. Boyle and Bryan M. Ritz. Dr. Craig T. Callahan is Chairman of the Investment Committee and Chief Investment Officer of Meridian, and directs Meridian's investment research and analysis. Dr. Callahan obtained his D.B.A. from Kent State University. Michael Hart is President of Meridian Investment Management and holds an M.B.A. from the University of Denver. Patrick S. Boyle, a Chartered Financial Analyst, acts as a portfolio manager for several of Meridian's private accounts. Bryan R. Ritz, also a Chartered Financial Analyst, serves as a portfolio manager for Meridian's private accounts. Mr. Ritz holds a Bachelor of Science in Business Administration and a M.B.A. from the University of Denver. In performing sub-advisory services, Meridian may draw upon additional members of its research team. These employees are generally specialists within Meridian's research department. However, the Investment Committee supervises the members of the research department and remains fully responsible for all such services.

                                   /diamonds/

                         SCOTTISH EQUITABLE INVESTMENT
                              MANAGEMENT LIMITED

Scottish Equitable Investment Management Limited ("Scottish Equitable"), located at Edinburgh Park, Edinburgh EH12 9SE, Scotland, serves as a Co-Sub-Adviser to the International Equity Portfolio. Scottish Equitable is a wholly-owned subsidiary of Scottish Equitable plc. Scottish Equitable plc is successor to Scottish Equitable Life Assurance Society, which was founded in Edinburgh in 1831. As of December 31, 1996, Scottish Equitable plc had approximately $21 billion in assets under management. Like the Investment Adviser, Scottish Equitable is also an indirect wholly-owned subsidiary of AEGON nv. Scottish Equitable has not previously advised a U.S.-registered mutual fund. Scottish Equitable currently provides investment advisory and management services to certain of its affiliates, including Scottish Equitable plc and to external organizations.



                          /diamond/ PORTFOLIO MANAGER:

CAROL CLARK has served as Portfolio Manager of the International Equity Portfolio since its inception. Ms. Clark is the Manager of Scottish Equitable's Asset

Allocation group and has served both as a Portfolio Manager and Investment Analyst. Ms. Clark joined Scottish Equitable in 1983 directly from Glasgow University where she earned a MA (Honors) in Political Economy; and she also holds the Securities Industry Diploma.


                     GE INVESTMENT MANAGEMENT INCORPORATED


GEIM serves as a Co-Sub-Adviser to the International Equity Portfolio and as the Sub-Adviser to the U.S. Equity Portfolio. GEIM, located at 3003 Summer Street, Stamford, Connecticut 06905, was formed under the laws of Delaware in 1988. GEIM is a wholly-owned subsidiary of General Electric Company ("GE"). GEIM's principal officers and directors serve in similar capacities with respect to General Electric Investment Corporation ("GEIC", and, together with GEIM and their predecessors, collectively referred to as "GE Investments"), which like GEIM is a wholly-owned subsidiary of GE. GEIC serves as investment adviser to various GE pension and benefit plans and certain employee mutual funds. GE Investments has roughly 70 years of investment management experience, and has managed mutual funds since 1935. As of December 31, 1996, GEIM and GEIC together managed assets in excess of $56.9 billion.


                          /diamond/ PORTFOLIO MANAGERS:

RALPH R. LAYMAN has served as Portfolio Manager of the International Equity Portfolio since its inception. Mr. Layman has more than 17 years of investment experience and has held positions with GE Investments since 1991. From 1989 to 1991, Mr. Layman served as Executive Vice President, Partner and Portfolio Manager of Northern Capital Management, and prior thereto, served as Vice President and portfolio manager of Templeton Investment Counsel. Mr. Layman is currently a Director and Executive Vice President of GE Investments.


EUGENE K. BOLTON is responsible for the overall management of the U.S. Equity Portfolio and has served in that capacity since its inception. Mr. Bolton is specifically responsible for selecting the Portfolio Managers of the U.S. Equity Portfolio, and is also responsible for monitoring the investment strategies employed by the Portfolio Managers of the U.S. Equity Portfolio to ensure that they are consistent with the Portfolio's investment objective and strategies. Mr. Bolton has more than 12 years of investment experience and has held positions with GE Investments since 1984. Mr. Bolton is currently a Director and Executive Vice President of GE Investments.

DAVID B. CARLSON is one of the four Portfolio Managers for the U.S. Equity Portfolio and has served in that capacity since its inception. He has more than 14 years of investment experience and has held positions with GE Investments since 1982. Mr. Carlson is currently a Senior Vice president of GE Investments.


CHRISTOPHER D. BROWN is one of the four Portfolio Managers for the U.S. Equity Portfolio and has served in that capacity since its inception. He has more than ten years of investment experience, and has held positions with GE Investments since 1985. Mr. Brown is currently a Vice President of GE Investments.

PETER J. HATHAWAY is one of the four Portfolio Managers for the U.S. Equity Portfolio and has served in that capacity since its inception. He has more than 36 years of investment experience and has held positions with GE Investments since 1985. Mr. Hathaway is currently a Senior Vice President of GE Investments.

PAUL C. REINHARDT is one of the four Portfolio Managers for the U.S. Equity Portfolio and has served in that capacity since its inception. He has more than 15 years of investment experience and has held positions with GE Investments since 1982. Mr. Reinhardt is currently a Senior Vice President of GE Investments.


                              EQSF ADVISERS, INC.

EQSF Advisers, Inc. ("EQSF"), located at 767 Third Avenue, New York, New York 10017-2023, serves as Sub-Adviser to the Third Avenue Value Portfolio. EQSF is a New York corporation organized in 1986, and is controlled by Martin J. Whitman.

                          /diamond/ PORTFOLIO MANAGER:

Martin J. Whitman has served as Portfolio Manager of the Third Avenue Value Portfolio since inception. Mr. Whitman is Chairman, President and Chief Excutive Officer of the Sub-Adviser. During the past five years, Mr. Whitman has also served in various executive capacities with M.J. Whitman, Inc. and several other affiliated companies of the Sub-Adviser engaged in various investment and financial businesses. Mr. Whitman has over 40 years experience in the securities industry, has served as a Distinguished Management Fellow at the Yale School of Management and has been a director of various public and private companies, currently including Danielson Holding Corporation, an insurance holding company, and Nabors Industries, Inc., an international oil drilling contractor.

/diamond/ SUB-ADVISERS' COMPENSATION

Each Sub-Adviser receives monthly compensation from the Investment Adviser at the annual rate of a specified percentage of the average daily net assets of each Portfolio managed by that Sub-Adviser. The table below lists those percentages by Portfolio.



                                                   PERCENTAGE OF AVERAGE
            PORTFOLIO                                DAILY NET ASSETS
---------------------------------   ---------------------------------------------------
      Growth                                               0.40%
      Bond                            0.20% (Prior to January 1, 1998, Janus Capital
                                     Corporation, previous Sub-Adviser, received 0.25%)
      Global                                               0.40%
      Money Market                                       0.15%(4)
      Balanced                        0.40%, less 50% of amount of excess expenses(1)
      Emerging Growth                 0.40%, less 50% of amount of excess expenses(1)
      Strategic Total Return                               0.40%
      Aggressive Growth                                    0.40%
      Tactical Asset Allocation       0.40%, less 50% of amount of excess expenses(1)
      C.A.S.E. Growth                                      0.40%
      Growth & Income                        0.50% of the first $30 million of
                                                 average daily net assets;
                                             0.35% of the next $20 million of
                                                 average daily net assets;
                                           and 0.25% of average daily net assets
                                                 in excess of $50 million
      Value Equity                    0.40%, less 50% of amount of excess expenses(1)
      Global Sector                                      0.40%(3)
      International Equity            Scottish Equitable: 0.50% of assets managed by
                                     Scottish Equitable, less 50% of amount of excess
                                           expenses attributable to such assets
                                        GEIM: 0.50% of assets managed by GEIM, less
                                     50% of amount of excess expenses attributable to
                                                      such assets(2)
      U.S. Equity                     0.40%, less 50% of amount of excess expenses(2)
      Third Avenue Value              0.40%, less 50% of amount of excess expenses(1)

-------------
(1) Excess expenses are those expenses paid by the Investment Adviser on behalf of a Portfolio pursuant to any expense limitation.

(2) Any amount borne by GEIM pursuant to any expense limitation constitutes an agreement between the Investment Adviser and GEIM only for the first twelve months following the Portfolio's commencement of operations. Thereafter, any such arrangements will be as mutually agreed upon by GEIM and the Investment Adviser.

(3) Prior to March 1, 1997, INVESCO Global Asset Management Limited ("INVESCO") served as a co-sub-adviser to the Global Sector Portfolio; for periods prior to that date, INVESCO received monthly compensation from the Investment Adviser at the annual rate of 0.40% of first $100 million average daily net assets of the Portfolio and 0.35% of assets in excess of $100 million; and Meridian received monthly compensation from the Investment Adviser at the annual rate of 0.30% of first $100 million of average daily net assets of the Portfolio and 0.35% of assets in excess of $100 million. Effective June 17, 1997, Meridian receives monthly compensation from the Investment Adviser at an annual rate of 0.40% of average daily net assets.
(4) Prior to May 1, 1996, Janus Capital Corporation, previous Sub-Adviser, received 0.25%.



                                   /diamonds/

/diamond/ PORTFOLIO TRANSACTIONS


Each Sub-Adviser is also responsible for selecting the broker-dealers who execute the portfolio transactions for its respective Portfolio(s). In placing portfolio business with all dealers, the Sub-Adviser seeks best execution of each transaction and all brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. Within these parameters, each Sub-Adviser is authorized to consider sales of the Policies or Annuity Contracts described in the accompanying prospectus by a broker-dealer as a factor in the selection of broker-dealers to execute portfolio transactions. The Sub-Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services, if the Sub-Adviser determines that such commissions are reasonable in relation to the overall services provided and the Sub-Adviser receives best execution. The information received may be used by the Sub-Adviser in managing the assets of other advisory and sub-advisory accounts, as well as in the management of the assets of a Portfolio.

With respect to the Aggressive Growth Portfolio, it is anticipated that Alger, Inc., an affiliate of Alger Management, will serve as the Portfolio's broker in effecting substantially all of the Aggressive Growth Portfolio's transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC.


With respect to the Balanced Portfolio, it is anticipated that AIMI may occasionally place portfolio business with ISI and AEGON USA Securities, Inc., affiliated brokers of the Investment Adviser and AIMI.


With respect to the Third Avenue Value Portfolio, it is anticipated that EQSF may occasionally place portfolio business with M.J. Whitman, Inc., an affiliate of EQSF.


The other Sub-Advisers may also from time to time place portfolio brokerage with their affiliates in accordance with SEC regulations.


                               OTHER INFORMATION

/diamond/ JOINT TRADING ACCOUNTS


Subject to approval by the Fund's Board, the Growth and Global Portfolios may transfer uninvested cash balances on a daily basis into certain joint trading accounts. Assets in the joint trading accounts are invested in money market instruments. All other participants in the joint trading accounts will be other clients, including registered mutual fund clients, of Janus Capital or its affiliates. The Growth and Global Portfolios will participate in the joint trading accounts only to the extent that the investments of the joint trading accounts are consistent with each Portfolio's investment policies and restrictions. Janus Capital anticipates that the investment made by a Portfolio through the joint trading accounts will be at least as advantageous to that Portfolio as if the Portfolio had made such investment directly. (See "Management of the Fund - The Sub-Advisers" in the SAI.)


/diamond/ PERSONAL SECURITIES TRANSACTIONS

The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("Ethics Policy") that has been adopted by the Fund's Board. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's Sub-Advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their operations. Each Sub-Adviser is required to report to the Fund's Board on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof which may potentially affect the Fund.


/diamond/ PURCHASE AND REDEMPTION OF SHARES

Shares of the Portfolios are sold and redeemed at their net asset value next determined after receipt of a purchase order or notice of redemption in proper form. Shares are sold and redeemed without the imposition of any sales commission or redemption charge. However, certain sales and other charges may apply to the Policies and the Annuity Contracts. Such charges are described in the respective prospectuses for the Policies and the Annuity Contracts.


/diamond/ VALUATION OF SHARES


Each Portfolio's net asset value per share is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern Time), on each day the Exchange is open.


Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio.

Except for money market instruments maturing in 60 days or less, securities held by Portfolios other than the Money Market Portfolio are valued at market value. Securities for which market values are not readily available are valued at fair value as determined in good faith by the Investment Adviser or Sub-Adviser under the supervision of the Fund's Board. Money market instruments maturing in 60 days or less are valued on the amortized cost basis. (See the SAI for details.)

The Fund's Board has determined that the most appropriate method for valuing the securities of the Money Market Portfolio is the amortized cost method. Under this method, the net asset value of Portfolio shares is expected to remain at a constant $1.00 per share, although there can be no assurance that the Portfolio will be able to maintain a stable net asset value. (See the SAI for details concerning the amortized cost valuation method, including the conditions under which it may be used.)

/diamond/ THE FUND AND ITS SHARES

The Fund was incorporated under the laws of the State of Maryland on August 21, 1985 and is registered with the SEC as a diversified, open-end, management investment company.

The Fund offers its shares only for purchase by the Separate Accounts of the Life Companies to fund benefits under variable life insurance or variable annuity contracts issued by the Life Companies. Shares may be offered to other life insurance companies in the future. Because Fund shares are sold to Separate Accounts established to receive and invest premiums received under variable life insurance policies and purchase payments received under the variable annuity contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance Separate Accounts and variable annuity Separate Accounts of the Life Companies to invest in the Fund simultaneously. Neither the Life Companies nor the Fund currently foresees any such disadvantages or conflicts, either to variable life insurance policyholders or to variable annuity contract owners. Any Life Company may notify the Fund's Board of a potential or existing conflict. The Fund's Board will then determine if a material conflict exists and what action, if any, should be taken in response. Such action could include the sale of Fund shares by one or more of the Separate Accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyholders and those given by variable annuity contract owners. The Fund's Board might conclude that separate funds should be established for variable life and variable annuity Separate Accounts. If this happens, the affected Life Companies will bear the attendant expenses of establishing separate funds. As a result, variable life insurance policyholders and variable annuity contract owners would no longer have the economies of scale typically resulting from a larger combined fund.

The Fund offers a separate class of Common Stock for each Portfolio. All shares of a Portfolio have equal voting rights, but only shares of a particular Portfolio are entitled to vote on matters concerning only that Portfolio. Each of the issued and outstanding shares of a Portfolio is entitled to one vote and to participate equally in dividends and distributions declared by the Portfolio and, upon liquidation or dissolution, to participate equally in the net assets of the Portfolio remaining after satisfaction of outstanding liabilities. The shares of a Portfolio, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights. The holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they so choose. In such event, holders of the remaining shares would not be able to elect any directors.

Only the Separate Accounts of the Life Companies may hold shares of the Fund and are entitled to exercise the rights directly as described above. To the extent required by law, the Life Companies will vote the Fund's shares held in the Separate Accounts, including Fund shares which are not attributable to Policyholders, at meetings of the Fund, in accordance with instructions received from persons having voting interests in the corresponding sub-accounts of the Separate Accounts. Except as required by the 1940 Act, the Fund does not hold regular or special Policyholder meetings. If the 1940 Act or any regulation thereunder should be amended, or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote the Fund's shares in their own right, they may elect to do so. The rights of Policyholders are described in more detail in the prospectuses or disclosure documents for the Policies and the Annuity Contracts, respectively.

/diamond/ REPORTS TO POLICYHOLDERS


The fiscal year of each Portfolio ends on December 31 of each year. The Fund will send to the Portfolios' Policyholders, at least semi-annually, reports showing the Portfolios' composition and other information. An annual report, containing financial statements audited by the Fund's independent accountants, will be sent to Policyholders each year.

/diamond/ CUSTODIAN AND DIVIDEND DISBURSING AGENT


Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, acts as Custodian and Dividend Disbursing Agent of the Portfolios' assets.


/diamond/ ADDITIONAL INFORMATION


The telephone number or the address of the Fund appearing on the first page of this Prospectus should be used for requests for additional information.


                            DISTRIBUTIONS AND TAXES

/diamond/ DIVIDENDS AND DISTRIBUTIONS

Each Portfolio intends to distribute substantially all of its net investment income, if any. Dividends from investment income of a Portfolio normally are declared daily and reinvested monthly in additional shares of the Portfolio at net asset value. Distributions of net realized capital gains from security transactions normally are declared and paid in additional shares of the Portfolio at the end of the fiscal year.


/diamond/ TAXES

Each Portfolio (except the Third Avenue Value Portfolio, and it intends to qualify) has qualified and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As qualified under Subchapter M, a Portfolio is not subject to Federal income tax on that part of its investment company taxable income that it distributes to its Policyholders. Taxable income consists generally of net investment income, net gains from certain foreign currency transactions, and net short-term capital gain, if any and any net capital gain (the excess of net long-term capital gain over net short-term capital loss. It is each Portfolio's intention to distribute all such income and gains.


Shares of each Portfolio are offered only to the Separate Accounts, which are insurance company separate accounts that fund the Policies and the Annuity Contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the Separate Accounts, as well as the tax treatment of the Policies and Annuity Contracts and the holders thereof, see "Federal Tax Matters" included in the respective prospectuses for the Policies and the Annuity Contracts.


Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on each Port-folio. Each Portfolio intends to comply with the diversification requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. The 817(h) requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer. These limitations apply to each Portfolio's assets that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by "safe harbor", described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.


Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. Failure of a Portfolio to satisfy the section 817(h) requirements would result in taxation of the Separate Accounts, the insurance companies, the Policies and the Annuity Contracts, and tax consequences to the holders thereof, other than as described in the respective prospectuses for the Policies and the Annuity Contracts.



The foregoing is only a summary of some of the important Federal income tax considerations generally affecting a Portfolio and its Policyholders; see the SAI for a more detailed discussion. Prospective investors are urged to consult their tax advisors.

                                  APPENDIX A


BRIEF EXPLANATION OF RATING CATEGORIES




                                  BOND RATING   EXPLANATION
                                  ------------- --------------------------------------------------------------------------------
STANDARD & POOR'S CORPORATION     AAA           Highest rating; extremely strong capacity to pay principal and interest.
                                  AA            High quality; very strong capacity to pay principal and interest.
                                  A             Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                                  BBB           Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                                  BB,B, and     Predominantly speculative with respect to the issuer's capacity to meet
                                  CC,CC,C       required interest and principal payments. BB - lowest degree of speculation;
                                                C - the highest degree of speculation. Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.
                                  D             In default.

PLUS (+) OR MINUS (-) - The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

UNRATED - Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE,INC.    Aaa          Highest quality, smallest degree
                                               of investment risk.
                                  Aa           High quality; together with Aaa
                                               bonds, they compose the high-
                                               grade bond group.
                                  A            Upper-medium grade obligations;
                                               many favorable investment
                                               attributes.
                                  Baa          Medium-grade obligations; neither
                                               highly protected nor poorly
                                               secured. Inter- est and principal
                                               appear adequate for the present
                                               but certain protective ele- ments
                                               may be lacking or may be
                                               unreliable over any great length
                                               of time.
                                  Ba           More uncertain, with speculative
                                               elements. Protection of interest
                                               and principal payments not well
                                               safeguarded during good and bad
                                               times.
                                  B            Lack characteristics of desirable
                                               investment; potentially low
                                               assurance of timely interest and
                                               principal payments or maintenance
                                               of other contract terms over
                                               time.
                                  Caa          Poor standing, may be in default;
                                               elements of danger with respect
                                               to principal or interest
                                               payments.
                                  Ca           Speculative in a high degree;
                                               could be in default or have other
                                               marked short comings.
                                  C            Lowest-rated; extremely poor
                                               prospects of ever attaining
                                               investment standing.

UNRATED - Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.


Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3. There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                             WRL SERIES FUND, INC.

                              OFFICE OF THE FUND:
                             WRL Series Fund, Inc.
                              201 Highland Avenue
                           Largo, Florida 33770-2597
                                (800) 851-9777
                                 (813) 585-6565




                 INVESTMENT ADVISER:                   CUSTODIAN:
          WRL Investment Management, Inc.     Investors Bank & Trust Company
                  201 Highland Avenue             200 Clarendon Street
                 Largo, FL 33770-2597                  16th Floor
                                                    Boston, MA 02116



           DISTRIBUTOR:         INDEPENDENT ACCOUNTANTS:           TRANSFER AGENT:
      InterSecurities, Inc.       Price Waterhouse LLP       WRL Investment Services, Inc.
      201 Highland Avenue            1055 Broadway               201 Highland Avenue
      Largo, FL 33770-2597       Kansas City, MO 64105           Largo, FL 33770-2597

                                 SUB-ADVISERS:

JANUS CAPITAL CORPORATION
100 Fillmore Street
Denver, CO 80206


LUTHER KING CAPITAL MANAGEMENT CORPORATION

301 Commerce Street
Fort Worth, TX 76102


FEDERATED INVESTMENT COUNSELING
Federated Investors Tower
Pittsburgh, PA 15222-3779

C.A.S.E. MANAGEMENT, INC.
2255 Glades Road
Suite 221-A
Boca Raton, FL 33431

J.P. MORGAN INVESTMENT MANAGEMENT INC.
522 Fifth Avenue
New York, NY 10036

MERIDIAN INVESTMENT MANAGEMENT CORPORATION
12835 East Arapahoe Road
Tower II, Penthouse
Englewood, CO 80112

EQSF ADVISERS, INC.
767 Third Avenue
New York, NY 10017-2023

AEGON USA INVESTMENT MANAGEMENT, INC.

4333 Edgewood Road, N.E.
Cedar Rapids, IA 52499



DEAN INVESTMENT ASSOCIATES

2480 Kettering Tower
Dayton, OH 45423-2480



FRED ALGER MANAGEMENT, INC.

75 Maiden Lane
New York, NY 10038



VAN KAMPEN AMERICAN CAPITAL ASSET
MANAGEMENT, INC.

One Parkview Plaza
Oakbrook Terrace, IL 60181



NWQ INVESTMENT MANAGEMENT COMPANY, INC.
2049 Century Park East
4th Floor
Los Angeles, CA 90067


GE INVESTMENT MANAGEMENT INCORPORATED

3003 Summer Street

Stamford, CT 06905



SCOTTISH EQUITABLE INVESTMENT MANAGEMENT LIMITED
Edinburgh Park

Edinburgh EH12 9SE, Scotland

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.

                             WRL SERIES FUND, INC.


                          AGGRESSIVE GROWTH PORTFOLIO
                           EMERGING GROWTH PORTFOLIO
                        INTERNATIONAL EQUITY PORTFOLIO
                               GLOBAL PORTFOLIO
                               GROWTH PORTFOLIO
                          THIRD AVENUE VALUE PORTFOLIO
                           C.A.S.E. GROWTH PORTFOLIO
                             U.S. EQUITY PORTFOLIO
                            VALUE EQUITY PORTFOLIO
                            GLOBAL SECTOR PORTFOLIO
                      TACTICAL ASSET ALLOCATION PORTFOLIO
                       STRATEGIC TOTAL RETURN PORTFOLIO
                           GROWTH & INCOME PORTFOLIO
                              BALANCED PORTFOLIO
                                BOND PORTFOLIO
                            MONEY MARKET PORTFOLIO



                      STATEMENT OF ADDITIONAL INFORMATION



This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the WRL Series Fund, Inc. (the "Fund") Prospectus. A copy of the Prospectus may be obtained from the Fund by writing the Fund at 201 Highland Avenue, Largo, Florida 33770-2597 or by calling the Fund at (800) 851-9777.


                              Investment Adviser:


                        WRL INVESTMENT MANAGEMENT, INC.


                                 Sub-Advisers:



                          FRED ALGER MANAGEMENT, INC.
              VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.
               SCOTTISH EQUITABLE INVESTMENT MANAGEMENT LIMITED
                     GE INVESTMENT MANAGEMENT INCORPORATED
                           JANUS CAPITAL CORPORATION
                           C.A.S.E. MANAGEMENT, INC.
                    NWQ INVESTMENT MANAGEMENT COMPANY, INC.
                          DEAN INVESTMENT ASSOCIATES
                  MERIDIAN INVESTMENT MANAGEMENT CORPORATION
                  LUTHER KING CAPITAL MANAGEMENT CORPORATION
                        FEDERATED INVESTMENT COUNSELING
                     AEGON USA INVESTMENT MANAGEMENT, INC.
                     J.P. MORGAN INVESTMENT MANAGEMENT INC.
                              EQSF ADVISERS, INC.


The date of the Prospectus to which this Statement of Additional Information relates and the date of this Statement of Additional Information is January 2, 1998.

                              TABLE OF CONTENTS





                                                        Page in this Statement      Cross-Reference
                                                                  of                      to
                                                        Additional Information     Page in Prospectus
                                                       ------------------------   -------------------
INVESTMENT OBJECTIVES AND POLICIES                                 1                       9
Investment Restrictions                                            1                      29
 Aggressive Growth Portfolio                                       1                      15
 Emerging Growth Portfolio                                         2                      16
 International Equity Portfolio                                    3                      17
 Global Portfolio                                                  5                      18
 Third Avenue Value Portfolio                                      6                      19
 Growth, C.A.S.E. Growth and Bond Portfolios                       7                      19, 21, 28
 U.S. Equity Portfolio                                             8                      22
 Value Equity Portfolio                                           10                      23
 Global Sector Portfolio                                          11                      24
 Tactical Asset Allocation Portfolio                              12                      25
 Strategic Total Return Portfolio                                 13                      26
 Growth & Income Portfolio                                        14                      26
 Balanced Portfolio                                               15                      27
 Money Market Portfolio                                           17                      28
Investment Policies                                               18                      29
 Lending                                                          18                      31
 Borrowing                                                        18                      30
 Foreign Securities                                               18                      36
 Investment Funds (International Equity Portfolio)                19                      N/A
 Repurchase and Reverse Repurchase
   Agreements                                                     19                      35
 U.S. Government Securities                                       20                      36
 Non-Investment Grade Debt Securities                             20                      41
 Convertible Securities                                           20                      34
 Investments in Futures, Options and Other
   Derivative Instruments                                         21                      38
 Zero Coupon, Pay-In-Kind and Step Coupon
   Securities                                                     32                      41
 Warrants and Rights                                              33                      41
 Mortgage-Backed Securities                                       33                      40
 Asset-Backed Securities                                          33                      40
 Pass-Through Securities                                          34                      40
 Other Income Producing Securities                                34                      35
 Illiquid and Restricted/144A Securities                          35                      38
 Other Investment Companies                                       35                      31
 Quality and Diversification Requirements (Money
   Market Portfolio)                                              36                      N/A
 Bank and Thrift Obligations                                      36                      36

                              TABLE OF CONTENTS



                                                      Page in this Statement      Cross-Reference
                                                                of                      to
                                                      Additional Information     Page in Prospectus
                                                     ------------------------   -------------------
Management of the Fund                                          37                      42
 Directors and Officers                                         37                      42
 The Investment Adviser                                         39                      42
 The Sub-Advisers                                               43                      45
Portfolio Transactions and Brokerage                            47                      50
 Portfolio Turnover                                             47                      30
 Placement of Portfolio Brokerage                               48                      50
Purchase and Redemption of Shares                               50                      51
 Determination of Offering Price                                50                      51
 Net Asset Valuation                                            50                      51
Calculation of Performance Related Information                  50                      12
 Total Return                                                   50                      12
 Yield Quotations                                               51                      13
 Yield Quotations - Money Market Portfolio                      51                      13
Taxes                                                           52                      53
Capital Stock of the Fund                                       54                      52
Registration Statement                                          54                      N/A
Financial Statements                                            54                      52
Other Information                                               55                      53
Appendix A - Description of Portfolio Securities                A-1                     32

                       INVESTMENT OBJECTIVES AND POLICIES


The investment objectives of the Aggressive Growth Portfolio, Emerging Growth Portfolio, International Equity Portfolio, Global Portfolio, Growth Portfolio, Third Avenue Value Portfolio, C.A.S.E. Growth Portfolio, U.S. Equity Portfolio, Value Equity Portfolio, Global Sector Portfolio, Tactical Asset Allocation Portfolio, Strategic Total Return Portfolio, Growth & Income Portfolio, Balanced Portfolio, Bond Portfolio and Money Market Portfolio (a "Portfolio" or collectively, the "Portfolios") of the Fund are described in the Portfolios' Prospectus. Shares of the Portfolios are sold only to the separate accounts of Western Reserve Life Assurance Co. of Ohio ("WRL") and to separate accounts of certain of its affiliated life insurance companies (collectively, the "Separate Accounts") to fund the benefits under certain variable life insurance policies (the "Policies") and variable annuity contracts (the "Annuity Contracts").


As indicated in the Prospectus, each Portfolio's investment objective and, unless otherwise noted, their investment policies and techniques may be changed by the Board of Directors of the Fund without approval of shareholders or holders of the Policies or Annuity Contracts (collectively, "Policyholders"). A change in the investment objective or policies of a Portfolio may result in the Portfolio having an investment objective or policies different from those which a Policyholder deemed appropriate at the time of investment.



As indicated in the Prospectus, each Portfolio is subject to certain fundamental policies and restrictions which may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Portfolio. "Majority" for this purpose and under the Investment Company Act of 1940, as amended (the "1940 Act") means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of a Portfolio are represented or (ii) more than 50% of the outstanding shares of a Portfolio. A complete statement of all such fundamental policies is set forth below. State insurance laws and regulations may impose additional limitations on the Fund's investments, including the Fund's ability to borrow, lend and use options, futures and other derivative instruments. In addition, such laws and regulations may require that a Portfolio's investments meet additional diversification or other requirements.


INVESTMENT RESTRICTIONS


/diamond/ AGGRESSIVE GROWTH PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

       1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

       2. Purchase any securities that would cause more than 25% of the value of the Portfolio's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

       3. Invest in commodities except that the Portfolio may purchase or sell stock index futures contracts and related options thereon if thereafter no more than 5% of its total assets are invested in aggregate initial margin and premiums.

       4. Purchase or sell real estate or real estate limited partnerships, except that the Portfolio may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate.

       5. Make loans to others, except through purchasing qualified debt obligations, lending portfolio securities or entering into repurchase agreements.

       6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.



       7. Borrow money, except that the Portfolio may borrow from banks for investment purposes as set forth in the Prospectus. Immediately after any borrowing, including reverse repurchase agreements, the Portfolio will maintain asset coverage of not less than 300% with respect to all borrowings.


       8. Issue senior securities, except that the Portfolio may borrow from banks for investment purposes so long as the Portfolio maintains the required coverage.



Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:


       (A) The Portfolio may not sell securities short or purchase securities on margin, except that the Portfolio may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities "short against the box."


       (B) The Portfolio may not invest in securities of other investment companies, except as it may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.


       (C) The Portfolio may not pledge, hypothecate, mortgage or otherwise encumber more than 10% of the value of the Portfolio's total assets except as noted in (E) below. These restrictions shall not apply to transactions involving reverse repurchase agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis.



       (D) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.


       (E) The Portfolio may not invest in companies for the purpose of exercising control or management.



/diamond/ EMERGING GROWTH

The Portfolio may not, as a matter of fundamental policy:

       1. With respect to 75% of the Portfolio's total assets purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

       2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

       3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by physical commodities).

       4. Purchase or sell real estate (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

       5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

       6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.


       7. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in total assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements.

       8. Issue senior securities, except as permitted by the 1940 Act.


Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

       (A) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, provided that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute selling securities short.

       (B) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions and that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute purchasing securities on margin.

       (C) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

       (D) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply in the case of assets deposited to provide margin or guarantee positions in options, futures contracts and options on futures contracts or the segregation of assets in connection with such contracts.


       (E) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

       (F) The Portfolio may not invest in companies for the purpose of exercising control or management.

       (G) The Portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 20% of the Portfolio's total assets would be invested in such securities.



/diamond/ INTERNATIONAL EQUITY PORTFOLIO


The Portfolio may not, as a matter of fundamental policy:

       1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

       2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances. For purposes of this restriction, (a) the government of a country, other than the United States, will be viewed as one industry; and (b) all supranational organizations together will be viewed as one industry.

       3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

       4. Invest directly in real estate or interests in real estate; however, the Portfolio may own securities or other instruments backed by real estate, including mortgage-backed securities, or debt or equity securities issued by companies engaged in those businesses.

       5. Lend any security or make any other loan if, as a result, more than 30% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

       6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.


       7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 331/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 331/3% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 331/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

       8. Issue senior securities, except as permitted by the 1940 Act.


Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

       (A) The Portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

       (B) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

       (C) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

       (D) The Portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act. Investments by the Portfolio in GEI Short-Term Investment Fund, a private investment fund advised by GE Investment Management Incorporated ("GEIM"), created specifically to serve as a vehicle for the collective investment of cash balances of the Portfolio and other accounts advised by GEIM or General Electric Investment Corporation ("GEIC"), are not subject to this restriction, pursuant to and in accordance with necessary regulatory approvals.

       (E) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or the segregation of assets in connection with such contracts.


       (F) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

       (G) The Portfolio may not invest in companies for the purpose of exercising control or management.


With respect to investment restriction 2. above, the Portfolio may use the industry classifications reflected by the S&P 500 Composite Stock Index, if applicable at the time of determination. For all other Portfolio holdings, the Portfolio may use the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission ("SEC") and Bloomberg Inc. In addition, the Portfolio may select its own industry classifications, provided such classifications are reasonable.


/diamond/ GLOBAL PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

       1. (a) With respect to 75% of the Portfolio's assets, invest in the securities (other than Government securities as defined in the 1940 Act) of any one issuer if immediately thereafter, more than 5% of the Portfolio's total assets would be invested in securities of that issuer; or (b) with respect to 100% of the Portfolio's assets, own more than either (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to Government securities, bank money market instruments or bank repurchase agreements.

       2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

       3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

       4. Invest directly in real estate or interests in real estate; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

       5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

       6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.


       7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

       8. Issue senior securities, except as permitted by the 1940 Act.

       Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

       (A) The Portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the

Portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

       (B) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

       (C) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

       (D) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies.


Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.


       (E) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or the segregation of assets in connection with such contracts.

       (F) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

       (G) The Portfolio may not invest in companies for the purpose of exercising control or management.


/diamond/ THIRD AVENUE VALUE PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

       1. Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, it may technically be deemed to be an underwriter under certain securities laws.

       2. Invest 25% or more of the value of its total assets in the securities of issuers (other than Government securities or the securities of other regulated investment companies) which are determined to be engaged in the same industry or similar trades or businesses or related trades or businesses.

       3. Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies which invest in or sponsor such programs.

       4. Buy or sell commodities or commodity contracts or future contracts (other than gold or foreign currencies unless acquired as a result of ownership of securities).

       5. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

       6. Borrow money or pledge, mortgage or hypothecate any of its assets except that the Portfolio may borrow on a secured or unsecured basis as a temporary measure for extraordinary or emergency purposes. Such temporary borrowing may not exceed 5% of the value of the Portfolio's total assets when the borrowing is made.

       7. Issue any senior security except as permitted by the 1940 Act.

       8. Lend any security or make any other loan if, as a result, more than 331/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

       (A) The Portfolio may not make short sales of securities or maintain a short position.

       (B) The Portfolio may not participate on a joint or joint and several basis in any trading account in securities.

       (C) The Portfolio may not invest in securities of other investment companies if the Portfolio, after such purchase or acquisition owns, in the aggregate, (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Portfolio, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Portfolio) having an aggregate value in excess of 10% of the value of the total assets of the Portfolio.



/diamond/ GROWTH PORTFOLIO, C.A.S.E. GROWTH PORTFOLIO AND BOND PORTFOLIO

A Portfolio may not, as a matter of fundamental policy:

       1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

       2. Invest more than 25% (15% for C.A.S.E. Growth Portfolio) of the value of the Portfolio's assets in any particular industry (other than Government securities).

       3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the Portfolio from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

       4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

       5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio.

       6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).


       7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% restriction. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, future contracts, swaps, forward contracts, or other derivative instruments or the segregation of assets in connection with such transactions.

       8. Issue senior securities, except as permitted by the 1940 Act.


Furthermore, the Portfolios have adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

       (A) A Portfolio may not, as a matter of non-fundamental policy: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the Portfolio's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.

       (B) A Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.

       (C) A Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.

       (D) A Portfolio may not purchase securities on margin, except that a Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.


       (E) A Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act or any securities for which the Board of Directors or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.

       (F) A Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger. If the Portfolio invests in a money market fund, the Investment Adviser will reduce its advisory fee by the amount of any investment advisory or administrative service fees paid to the investment manager of the money market fund.

       (G) A Portfolio may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors.

       (H) A Portfolio may not invest in companies for the purpose of exercising control or management.



/diamond/ U.S. EQUITY PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

       1. With respect to 75% of the Portfolio's total assets purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.


       2. Purchase any security that would cause more than 25% of the value of the Portfolio's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities (as defined in the 1940 Act). For purposes of this restriction, (a) the government of a country, other than the United States, will be viewed as one industry; and
(b)  all supranational organizations together will be viewed as one industry.


       3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

       4. Purchase or sell real estate (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real-estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

       5. Lend any security or make any other loan if, as a result, more than 30% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

       6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

       7. Borrow money or issue senior securities (as defined in the 1940 Act), except that the Portfolio may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) in an aggregate amount not exceeding 331/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) at the time the borrowing is made. Whenever borrowings, including reverse repurchase agreements, of 5% or more of the Portfolio's total assets are outstanding, the Portfolio will not purchase securities.

Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

       (A) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount of the securities sold short.

       (B) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for clearance of transactions. (For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by the Portfolio.)

       (C) The Portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act. Investments by the Portfolio in GEI Short-Term Investment Fund, a private investment fund advised by GEIM, created specifically to serve as a vehicle for the collective investment of cash balances of the Portfolio and other accounts advised by GEIM or GEIC are not subject to this restriction, pursuant to and in accordance with necessary regulatory approvals.

       (D) The Portfolio may not invest more than 15% of its net assets in illiquid securities. For purposes of this restriction, illiquid securities are securities that cannot be disposed of by the Portfolio within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. This Restriction does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Directors, as permitted under the 1940 Act.

       (E) The Portfolio may not purchase restricted securities if more than 10% of the total assets of the Portfolio would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant the Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities), that have been determined to be liquid under guidelines established by the Fund's Board of Directors. In no event, will the Portfolio's investment in illiquid and non-publicly traded securities, in the aggregate, exceed 15% of its net assets.

       (F) The Portfolio may not invest in companies for the purpose of exercising control or management, except to the extent that exercise by the Fund of its rights under agreements related to Portfolio securities would be deemed to constitute such control.

       (G) The Portfolio may not purchase or sell put options, call options, spreads or combinations of put options, call options and spreads, except that the Portfolio may purchase and sell covered put and call options on securities and stock indexes, and futures contracts and options on futures contracts.

With respect to investment restriction 2. above, the Portfolio may use the industry classifications reflected by the S&P 500 Composite Stock Index, if applicable at the time of determination. For all other Portfolio holdings, the Portfolio may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Portfolio may select its own industry classifications, provided such classifications are reasonable.


/diamond/ VALUE EQUITY PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

       1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer.

       2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

       3. Make loans except (i) by purchasing debt securities in accordance with its investment objectives and policies or by entering into repurchase agreements or (ii) by lending the Portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

       4. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

       5. Purchase or sell real estate or real estate limited partnerships (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

       6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.

Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:


       7. Borrow money, except from banks for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 10% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 10% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 10% limitation. The Portfolio may not purchase additional securities when borrowings exceed 5% of total assets.

       8. Issue senior securities, except as permitted by the 1940 Act.


       (A) The Portfolio may not purchase on margin or sell short.

       (B) The Portfolio may not invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in illiquid securities, subject to legal or contractual restrictions on resale or securities for which there are no readily available markets.

       (C) The Portfolio may not invest in companies for the purpose of exercising control or management.


       (D) The Portfolio may not pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.

       (E) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

/diamond/ GLOBAL SECTOR PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

       1. With respect to seventy-five percent (75%) of the Portfolio's total assets, purchase the securities of any one issuer, except cash items and "government securities" as defined under the 1940 Act, if the purchase would cause the Portfolio to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer.

       2. Borrow money from banks or issue senior securities (as defined in the 1940 Act), except that the Portfolio may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) and may enter into reverse repurchase agreements in an aggregate amount not exceeding 331/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 331/3% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 331/3% limitation. This restriction shall not prohibit deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

       3. Invest directly in real estate or interests in real estate; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

       4. Purchase or sell physical commodities other than gold or foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

       5. Lend any security or make any other loan if, as a result, more than 331/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).

       6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio.

       7. Invest more than 25% of the value of its total assets in any particular industry (other than government securities).

Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

       (A) The Portfolio will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Portfolio and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Portfolio, or (ii) enter into any futures contracts if the aggregate net amount of the Portfolio's commitments under outstanding futures contracts positions of the Portfolio would exceed the market value of the total assets of the Portfolio.

       (B) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

       (C) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

       (D) The Portfolio may not (i) purchase securities of closed-end investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds, funds that are the only practical means, or one of the few practical means, of investing in a particular emerging country, or to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

       (E) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

       (F) The Portfolio may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in any combination of: (i) repurchase agreements not entitling the holder to payment of principal and interest within seven days, and (ii) securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Board of Directors, or the Portfolio's Sub-Adviser acting pursuant to authority delegated by the Board of Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act, or any successor to such rule. According to the determination, such securities would not be subject to the foregoing limitation.

       (G) The Portfolio may not invest in companies for the purpose of exercising control or management, except to the extent that exercise by the Fund of its rights under agreements related to Portfolio securities would be deemed to constitute such control.

With respect to investment restriction (F) above, the Fund's Board of Directors has delegated to the Sub-Adviser the authority to determine that a liquid market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act, or any successor to such rule and that such securities are not subject to such restriction. Under guidelines established by the Board of Directors, the Sub-Adviser will consider the following factors, among others, in making this determination: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).


/diamond/ TACTICAL ASSET ALLOCATION PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

       1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer.

       2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

       3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

       4. Purchase or sell real estate (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

       5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper or debt securities).

       6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.


       7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in excess of 25% of the value of the

Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation.

       8. Issue senior securities, except as permitted by the 1940 Act.


Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

       (A) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

       (B) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

       (C) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.

       (D) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets.


       (E) The Portfolio may not invest in companies for the purpose of exercising control or management.

       (F) The Portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 25% of the Portfolio's total assets would be invested in such securities. See "Foreign Securities", p. 18.



/diamond/ STRATEGIC TOTAL
          RETURN PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

       1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer.

       2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

       3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by physical commodities).

       4. Purchase or sell real estate (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

       5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper or debt securities).

       6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.


       7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation.

       8. Issue senior securities, except as permitted by the 1940 Act.



Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

       (A) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that margin payments and other deposits in connection with transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.


       (B) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.


       (C) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies.


Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.


       (D) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply in the case of assets deposited to margin or guarantee positions in options, futures contracts and options on futures contracts or placed in a segregated account in connection with such contracts.

      (E) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.

       (F) The Portfolio may not invest in companies for the purpose of exercising control or management.

       (G) The Portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 10% of the Portfolio's total assets would be invested in such securities.



/diamond/GROWTH & INCOME PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

       1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.


       2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

       3. Purchase or sell commodities. However, the Portfolio may purchase put options on portfolio securities and on financial futures contracts. In addition, the Portfolio reserves the right to hedge the Portfolio by entering into financial futures contracts and to sell calls on financial futures contracts.

       4. Purchase or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

       5. Lend any of its assets except portfolio securities up to one-third of the value of its total assets. This shall not prevent the purchase or holding of corporate bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Portfolio's investment objective and policies.


       6. Underwrite any issue of securities, except as it may be deemed to be an underwriter under the 1933 Act in connection with the sale of restricted securities which the Portfolio may purchase pursuant to its investment objective and policies.

       7. Borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Portfolio will not purchase any securities while any borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Portfolio will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.


       8. Issue senior securities, except that the Portfolio may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed.



Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

       (A) The Portfolio will not sell securities short unless: (i) during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and (ii) not more than 10% of the Portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

       (B) The Portfolio will not purchase securities on margin, other than in connection with the purchase of put options on financial futures contracts, but may obtain such short-term credits as may be necessary for the clearance of transactions.

       (C) The Portfolio will not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act or any securities for which the Board of Directors or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.


       (D) The Portfolio will not purchase securities of a company for the purpose of exercising control or management. However, the Portfolio will acquire no more than 10% of the voting securities of an issuer and may exercise its voting power in the Portfolio's best interest. From time to time, the Portfolio, together with other investment companies advised by affiliates or subsidiaries of Federated Investors, may together buy and hold substantial amounts of a company's voting stock. All such stock may be voted together. In some cases, the Portfolio and the other investment companies might collectively be considered to be in control of the company in which they have invested.


       (E) The Portfolio will not purchase the securities of any issuer (other than the U.S. Government, its agencies, or instrumentalities or instruments secured by securities of such issuers, such as repurchase agreements or cash or cash items) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, or acquire more than 10% of any class of voting securities of any issuer. For these purposes the Portfolio takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.


       (F) The Portfolio will not write call options on securities unless the securities are held in the Portfolio's portfolio or unless the Portfolio is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. The Portfolio will not purchase put options on securities unless the securities are held in the Portfolio's portfolio.



/diamond/BALANCED PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

       1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than Government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer.

       2. Invest more than 25% of the Portfolio's assets in the securities of issuers primarily engaged in the same industry. Utilities will be divided according to their services, for example, gas, gas transmission, electric and telephone, and each will be considered a separate industry for purposes of this restriction. In addition, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or of certificates of deposit and bankers' acceptances.

       3. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

       4. Purchase or sell real estate (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business).

       5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchase of commercial paper or debt securities).

       6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.


       7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in excess of 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation.


       8. Issue senior securities, except as permitted by the 1940 Act.



Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:


       (A) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.


       (B) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions.


       (C) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.


       (D) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets.



       (E) The Portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 Act or any other securities as to which the Board of Directors has made a determination as to liquidity, as permitted under the 1940 Act.


       (F) The Portfolio may not invest in companies for the purpose of exercising control or management.


       (G) The Portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 25% of the Portfolio's total assets would be invested in such securities. See "Foreign Securities", p. 18.

/diamond/ MONEY MARKET PORTFOLIO

The Portfolio may not, as a matter of fundamental policy:

       1. With respect to 75% of the Portfolio's total assets, purchase the securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of any one class of securities of such issuer.

       2. Invest more than 25% of the value of the Portfolio's assets in any particular industry (other than Government securities or obligations of U.S. branches of U.S. banks).

       3. Purchase or sell physical commodities unless acquired as a result of ownership of securities.

       4. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate (including real estate limited partnerships), commodities, or commodity contracts or interest in oil, gas or mineral exploration or development programs or leases. However, the Portfolio may purchase debt securities or commercial paper issued by companies which invest in real estate or interest therein, including real estate investment trusts.

       5. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio.

       6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements).


       7. Borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% restriction. This policy shall not prohibit reverse repurchase agreements or the segregation of assets in connection with such transactions.

       8. Issue senior securities, except as permitted by the 1940 Act.


Furthermore, the Portfolio has adopted the following non-fundamental investment restrictions which may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval:

       (A) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.

       (B) The Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

       (C) The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions.


       (D) The Portfolio may not invest more than 10% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 or any securities for which the Board of Directors or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.

       (E) The Portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger.

       (F) The Portfolio may not invest in companies for the purpose of exercising control or management.


Except with respect to borrowing money, if a percentage limitation set forth above in the investment restrictions for each Portfolio is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value of a Portfolio's net assets will not result in a violation of such restriction. State laws and regulations may impose additional limitations on borrowing, lending, and the use of options, futures, and other derivative instruments. In addition, such laws and regulations may require a Portfolio's investments in foreign securities to meet additional diversification and other requirements.


                              INVESTMENT POLICIES


This section explains certain other Portfolio policies, subject to each Portfolio's investment restrictions. PLEASE CAREFULLY REVIEW THE "INVESTMENT RESTRICTIONS" FOR EACH PORTFOLIO LISTED ABOVE. (For a complete discussion of each Portfolio's investment policies and restrictions, please refer to the Fund's Prospectus for these Portfolios.)


/diamond/ LENDING

Each of the Portfolios may lend its portfolio securities subject to the restrictions stated in this Statement of Additional Information. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) each Portfolio must receive any dividends or interest paid by the issuer on such securities; (c) each Portfolio must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) each Portfolio must receive either interest from the investment of collateral or a fixed fee from the borrower.

Securities loaned by a Portfolio remain subject to fluctuations in market value. A Portfolio may pay reasonable finders, custodian and administrative fees in connection with a loan. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a Portfolio may experience delays in, or be prevented from, recovering the collateral. During the period that the Portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. The Portfolios do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. A Portfolio may also incur expenses in enforcing its rights. If a Portfolio has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.


The Growth, Bond, Global, International Equity, Emerging Growth and Strategic Total Return Portfolios may also lend (or borrow) money to other funds that are managed by their respective Sub-Adviser, provided each Portfolio seeks and obtains permission from the SEC. (See "Other Investment Policies And Restrictions - Borrowing" in the Fund's Prospectus.)



/diamond/BORROWING

Subject to its investment restrictions, each Portfolio may borrow money from banks for temporary or emergency purposes. (The Aggressive Growth Portfolio may also borrow for investment purposes.) For a complete discussion of Portfolio borrowing, see "Other Investment Policies And Restrictions - Borrowing" in the Fund's Prospectus.


/diamond/FOREIGN SECURITIES

Subject to the limitations set forth above, a Portfolio may purchase certain foreign securities. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. It is possible that market quotations for foreign securities will not be readily available. In such event, these securities shall be valued at fair market value as determined in good faith by the Sub-Adviser for each Portfolio under the supervision of the Board of Directors. If it should become necessary, a Portfolio could encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. Transaction costs with respect to foreign securities may be higher. The Portfolio's Investment Adviser and each Sub-Adviser will consider these and other factors before investing in foreign securities.

A Portfolio may also purchase American Depositary Receipts ("ADRs"), which are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. A Portfolio may also invest in American Depositary Shares ("ADSs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs") and other types of receipts of shares evidencing ownership of the underlying foreign security.

FOREIGN EXCHANGE TRANSACTIONS. To the extent a Portfolio invests directly in foreign securities, a Portfolio will engage in foreign exchange transactions. The foreign currency exchange market is subject to little government regulation, and such transactions generally occur directly between parties rather than on an exchange or in an organized market. This means that a Portfolio is subject to the full risk of default by a counterparty in such a transaction. Because such transactions often take place between different time zones, a Portfolio may be required to complete a currency exchange transaction at a time outside of normal business hours in the counterparty's location, making prompt settlement of such transaction impossible. This exposes a Portfolio to an increased risk that the counterparty will be unable to settle the transaction. Although the counterparty in such transactions is often a bank or other financial institution, currency transactions are generally not covered by insurance otherwise applicable to such institutions. For a more detailed explanation regarding the special risks of investing in foreign securities, see "Portfolio Securities And Risk Factors - Foreign Securities" and "Portfolio Securities And Risk Factors - Foreign Bank Obligations" in the Fund's Prospectus.


/diamond/INVESTMENT FUNDS (INTERNATIONAL EQUITY PORTFOLIO)

The International Equity Portfolio may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. If the Portfolio invests in such investment funds, the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Investment Adviser), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.


/diamond/REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Subject to a Portfolio's investment restrictions and Policies, a Portfolio may enter into repurchase or reverse repurchase agreements.

In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security. A Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Portfolio in connection with bankruptcy proceedings), it is the policy of the Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by a Portfolio's Sub-Adviser. (See "Repurchase and Reverse Repurchase Agreements", in the Fund's Prospectus.)

In a reverse repurchase agreement, a Portfolio sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Portfolio will segregate with its custodian cash and appropriate liquid assets to cover its obligation under the agreement. A Portfolio will enter into reverse repurchase agreements only with parties that the Portfolio's Sub-Adviser deems creditworthy.


/diamond/U.S. GOVERNMENT SECURITIES

Subject to a Portfolio's investment restrictions or policies, a Portfolio may invest in U.S. Government obligations which generally include direct obligation of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. Examples of the types of U.S. Government securities that the Portfolio may hold include the Federal Housing Administration, Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. Government securities may be supported by the full faith and credit of the U.S. Government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

Examples of agencies and instrumentalities which may not always receive financial support from the U.S. Government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association ("FNMA").

/diamond/NON-INVESTMENT GRADE DEBT SECURITIES


Subject to limitations set forth in a Portfolio's investment policies, a Portfolio may invest its assets in debt securities below the four highest grades ("lower grade debt securities" commonly referred to as "junk bonds"), as determined by Moody's Investors Service, Inc. ("Moody's") (lower than Baa) or Standard & Poor's Corporation ("S&P") (lower than BBB). Bonds and preferred stock rated "B" or "b" by Moody's are not considered investment grade debt securities. (See Appendix A in the Prospectus for a description of debt securities ratings.)


Before investing in any lower-grade debt securities, a Portfolio's Sub-Adviser will determine that such investments meet the Portfolio's investment objective and that the lower-grade debt securities ratings are supported by an internal credit review, which the Portfolio's Sub-Adviser will conduct in each such instance. Lower-grade debt securities usually have moderate to poor protection of principal and interest payments, have certain speculative characteristics, and involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-grade debt securities may be thinner and less active than for investment grade debt securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for lower-grade debt securities may decline significantly in periods of general economic difficulty or rising interest rates. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

The quality limitation set forth in each Portfolio's investment policies is determined immediately after the Portfolio's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Portfolio's investment policies.


/diamond/CONVERTIBLE SECURITIES

Subject to any investment limitations set forth in a Portfolio's policies or investment restrictions, a Portfolio may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

DECS (Dividend Enhanced Convertible Stock, or Debt Exchangeable for Common Stock when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.

PERCS (Preferred Equity Redeemable Stock, into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common falls, while the cap price limits gains when the common rises.

Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a Portfolio may invest are subject to the same rating criteria as the Portfolio's investment in non-convertible debt securities.


/diamond/INVESTMENTS IN FUTURES, OPTIONS AND OTHER DERIVATIVE
         INSTRUMENTS


The following investments are subject to limitations as set forth in each Portfolio's investment restrictions and policies:

FUTURES CONTRACTS. A Portfolio may enter into contracts for the purchase or sale for future delivery of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including interest rates or indices of U.S. Government or foreign government securities or equity or fixed-income securities ("futures contracts"). U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it buys or sells futures contracts.

When a Portfolio buys or sells a futures contract, it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument's closing price and the price at which the contract was entered into) at a specified price on a specified date. Transactions in futures contracts generally will not be made other than to seek to hedge against potential changes in interest or currency exchange rates or the prices of a security or a securities index which might correlate with or otherwise adversely affect either the value of a Portfolio's securities or the prices of securities which the Portfolio is considering buying at a later date.

The buyer or seller of futures contracts is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of an FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain high-grade liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments with an FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to the Portfolio only in proportion to the amount received by the FCM's other customers. The Portfolio's Sub-Adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCM's with which the Portfolio does business and by depositing margin payments in a segregated account with the custodian when practical or otherwise required by law.

Although a Portfolio would hold cash and liquid assets in a segregated account with a value sufficient to cover the Portfolio's open futures obligations, the segregated assets would be available to the Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the Portfolio's cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, the Portfolio's return could be diminished due to the opportunity cost of foregoing other potential investments.

The acquisition or sale of a futures contract may occur, for example, when a Portfolio holds or is considering purchasing equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Portfolio might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the Portfolio by a corresponding increase in the value of the futures contract position held by the Portfolio and thereby preventing a Portfolio's net asset value from declining as much as it otherwise would have. A Portfolio also could seek to protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell portfolio securities.

Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a Portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the Portfolio could buy equity securities on the cash market. To the extent a Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to the futures contracts.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a Portfolio's Sub-Adviser still may not result in a successful use of futures contracts.

Futures contracts entail risks. Although each Portfolio's Sub-Adviser believes that use of such contracts can benefit a Portfolio, if the Sub-Adviser's investment judgment is incorrect, a Portfolio's overall performance could be worse than if the Portfolio had not entered into futures contracts. For example, if a Portfolio has attempted to hedge against the effects of a possible decrease in prices of securities held by the Portfolio and prices increase instead, the Portfolio may lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Portfolio's futures positions. In addition, if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may, but will not necessarily, be at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to a Portfolio.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly the Portfolio's current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of the Portfolio's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments correlate with a Portfolio's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Portfolio's other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with longer settlement periods for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable positions and potentially be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its futures positions also could be impaired.

Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange.

Such a transaction cancels the obligation to make or take delivery of the commodities.

Each Portfolio intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Such guidelines presently require that to the extent that a Portfolio enters into futures contracts or options on a futures position that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Portfolio's net assets.

OPTIONS ON FUTURES CONTRACTS. A Portfolio may buy and write options on futures contracts. An option on a futures contract gives the Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase and writing of options on futures contracts is similar in some respects to the purchase and writing of options on individual securities. See "Options on Securities" on page 27. Transactions in options on futures contracts will generally not be made other than to attempt to hedge against potential changes in interest rates or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the Portfolio's securities or the process of securities which the Portfolio is considering buying at a later date.

The purchase of a call option on a futures contract may or may not be less risky than ownership of the futures contract or the underlying instrument, depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to attempt to hedge against a market advance.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, the portfolio will incur loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increase by changes in the value of portfolio securities.


The purchase of a put option on a futures contract is similar in some respect to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to attempt to hedge the Portfolio's securities against the risk of falling prices.


The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

FORWARD CONTRACTS. A Portfolio may enter into forward foreign currency exchange contracts ("forward currency contracts") to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and other currencies. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) at a future date which is individually negotiated between currency traders and their customers. A Portfolio may invest in forward currency contracts with stated contract values of up to the value of the Portfolio's assets.

A Portfolio may exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell. A Portfolio may enter into a forward currency contract, for example, when it enters into a contract to buy or sell a security denominated in or exposed to fluctuations in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge").

Additionally, when a Portfolio's Sub-Adviser believes that a foreign currency in which portfolio securities are denominated may suffer a substantial decline against the U.S. dollar, a Portfolio may enter into a forward currency contract to sell an amount of that foreign currency (or a proxy currency whose performance is expected to replicate the performance of that currency) for U.S. dollars approximating the value of some or all of the portfolio securities denominated in that currency (not exceeding the value of the Portfolio's assets denominated in that currency) or by participating in options or futures contracts with respect to the currency, or, when the Portfolio's Sub-Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency for a fixed U.S. dollar amount ("position hedge"). This type of hedge seeks to minimize the effect of currency appreciation as well as depreciation, but does not protect against a decline in the security's value relative to other securities denominated in the foreign currency.

A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase of investments denominated in that currency but has not yet done so ("anticipatory hedge").

In any of the above circumstances a Portfolio may, alternatively, enter into a forward currency contract with respect to a different foreign currency when a Portfolio's Sub-Adviser believes that the U.S. dollar value of that currency will correlate with the U.S. dollar value of the currency in which portfolio securities of, or being considered for purchase by, the Portfolio are denominated ("cross-hedge"). For example, if a Portfolio's Sub-Adviser believes that a particular foreign currency may decline relative to the U.S. dollar, a Portfolio could enter into a contract to sell that currency or a proxy currency (up to the value of the Portfolio's assets denominated in that currency) in exchange for another currency that the Sub-Adviser expects to remain stable or to appreciate relative to the U.S. dollar. Shifting a Portfolio's currency exposure from one foreign currency to another removes the Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the Portfolio if the Portfolio's Sub-Adviser's projection of future exchange rates is inaccurate.

A Portfolio also may enter into forward contracts to buy or sell at a later date instruments in which a Portfolio may invest directly or on financial indices based on those instruments. The market for those types of forward contracts is developing and it is not currently possible to identify instruments on which forward contracts might be created in the future.

A Portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the Portfolio's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or liquid assets will be segregated on a daily basis so that the value of the account will be equal to the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated assets, a Portfolio may buy call options permitting the Portfolio to buy the amount of foreign currency subject to the hedging transaction by a forward sale contract or the Portfolio may buy put options permitting the Portfolio to sell the amount of foreign currency subject to a forward buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event a Portfolio's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio's foreign currency denominated portfolio securities.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedging transaction generally will not be precise. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and accordingly may be limited in its ability to use these contracts in seeking to hedge the Portfolio's assets.

Also, with regard to a Portfolio's use of cross-hedging transactions, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are subject of the cross-hedging transactions are denominated.

OPTIONS ON FOREIGN CURRENCIES. A Portfolio may buy put and call options and may write covered put and call options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts or forward contracts on foreign currencies may be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of exchange rate movements adverse to a Portfolio's option position, the Portfolio could sustain losses on transactions in foreign currency options which would require that the Portfolio lose a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

A Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if exchange rates move in the expected direction. If that does not occur, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, and if the difference is maintained by the Portfolio in cash or high-grade liquid assets in a segregated account with the Fund's custodian.

A Portfolio may also write call options on foreign currencies for cross-hedging purposes that may not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the Portfolio collateralizes the option by maintaining segregated assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

A Portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the Portfolio is permitted to invest directly. A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by the Portfolio's Sub-Adviser for monitoring the creditworthiness of those entities. To the extent that an option bought or written by a Portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the Portfolio's obligations under an option written by the Portfolio, as the case may be, will be subject to the Portfolio's limitation on illiquid investments. In the case of illiquid options, it may not be possible for the Portfolio to effect an offsetting transaction at the time when the Portfolio's Sub-Adviser believes it would be advantageous for the Portfolio to do so.

OPTIONS ON SECURITIES. In an effort to reduce fluctuations in net asset value, a Portfolio may write covered put and call options and may buy put and call options and warrants on securities that are traded on United States and foreign securities exchanges and over-the-counter ("OTC"). A Portfolio also may write call options that are not covered for cross-hedging purposes. A Portfolio may write and buy options on the same types of securities that the Portfolio could buy directly and may buy options on financial indices as described above with respect to futures contracts. There are no specific limitations on a Portfolio's writing and buying options on securities.

A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

A put option written by a Portfolio is "covered" if the Portfolio (i) maintains cash not available for investment or other liquid assets with a value equal to the exercise price in a segregated account with its custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash consideration with its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash and high-grade liquid assets in a segregated account with its custodian.

A Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating with its custodian cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the Portfolio's Sub-Adviser believes that writing the option would achieve the desired hedge.

If a put or call option written by a Portfolio was exercised, the Portfolio would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the Portfolio to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

The writer of an option may have no control when the underlying security must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both or, in the case of a written put option, will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited high-grade liquid assets. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other portfolio investments. If a Portfolio desires to sell a particular security on which the Portfolio has written a call option, the Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

A Portfolio may realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; a Portfolio may realize a loss from a closing transaction if the price of the purchase transaction is less than the premium paid to buy the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Portfolio delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

A Portfolio may write options in connection with buy-and-write transactions; that is, a Portfolio may buy a security and then write a call option against that security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Portfolio may elect to close the position or take delivery of the security at the exercise price and a Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

A Portfolio may buy put options to attempt to hedge against a decline in the value of its securities. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Portfolio may buy call options to attempt to hedge against an increase in the price of securities that the Portfolio may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio.

In purchasing an option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option brought by a Portfolio were permitted to expire without being sold or exercised, the Portfolio would lose the amount of the premium.

Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

INTEREST RATE SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of a Portfolio's investments from interest rate or currency exchange rate fluctuations, a Portfolio may enter into interest rate swaps, and may buy or sell interest rate caps and floors. A Portfolio expects to enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the Portfolio may consider buying at a later date. A Portfolio does not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

Swap and swap-related products are specialized OTC instruments and their use involves risks specific to the markets in which they are entered into. A Portfolio will usually enter into interest rate swaps on a net basis, I.E., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value of at least equal to the accrued excess will be segregated with the Fund's custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio would segregate assets in the full amount accrued on a daily basis of the Portfolio's obligations with respect to the swap. A Portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A Portfolio's Sub-Adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The Sub-Advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (I.E., writes) caps and floors, it will segregate with the custodian cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Portfolio's obligations with respect to any caps or floors.

Interest rate swap transactions are subject to limitations set forth in each Portfolio's policies. These transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a Portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Portfolio would risk the loss of the net amount of the payments that the Portfolio contractually is entitled to receive. A Portfolio may buy and sell (I.E., write) caps and floors without limitation, subject to the segregated account requirement described above.

In addition to the instruments, strategies and risks described in this Statement of Additional Information and in the Prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts, and other hedging techniques, that become available as each Portfolio's Sub-Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new instruments and techniques are developed. A Sub-Adviser may use these opportunities to the extent they are consistent with each Portfolio's respective investment objective and are permitted by each Portfolio's respective investment limitations and applicable regulatory requirements.

SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities and on foreign currencies, and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which the Portfolios invest. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, a Portfolio may not achieve the desired benefits of futures, options, swaps and forwards or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or OTC instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Portfolio's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a Portfolio as the possible loss of the entire premium paid for an option bought by the Portfolio, the inability of the Portfolio, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a Portfolio will be able to use those instruments effectively for the purposes set forth above.

In connection with certain of its hedging transactions, assets must be segregated with the Fund's custodian bank to ensure that the Portfolio will be able to meet its obligations under these instruments. Assets held in a segregated account generally may not be disposed of for so long as the Portfolio maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of the Portfolio's assets could impede implementation of the Portfolio's investment policies or the Portfolio's ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a Portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges are available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.


/diamond/ ZERO COUPON, PAY-IN-KIND AND
          STEP COUPON SECURITIES

Subject to any limitations set forth in the policies and investment restrictions for a Portfolio, a Portfolio may invest in zero coupon, pay-in-kind or step coupon securities. Zero coupon and step coupon bonds are issued and traded at a discount from their face amounts. They do not entitle the holder to any periodic payment of interest prior to maturity or prior to a specified date when the securities begin paying current interest. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Because they do not pay current income, the price of pay-in-kind securities can be very volatile when interest rates change.

Current Federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code, each Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings. These actions are likely to reduce the assets to which a Portfolio's expenses could be allocated and to reduce the rate of return for the Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Portfolio to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.


/diamond/WARRANTS AND RIGHTS

Subject to its investment limitations, a Portfolio may invest in warrants and rights. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

Warrants and rights may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to the expiration date.


/diamond/MORTGAGE-BACKED SECURITIES

A Portfolio may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or institutions such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association ("GNMA") certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation ("Freddie Mac") certificates, are not.

Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.


/diamond/ASSET-BACKED SECURITIES

Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The underlying assets (E.G., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their returns. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement. A Portfolio will invest its assets in asset-backed securities subject to any limitations set forth in its investment policies or restrictions.


/diamond/PASS-THROUGH SECURITIES

Subject to a Portfolio's investment restrictions and policies, a Portfolio may invest its net assets in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolio. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from traditional bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The Portfolio will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest, but is not backed by the full faith and credit of the U.S. Government.

FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest, but it is not backed by the full faith and credit of the U.S. Government.


/diamond/OTHER INCOME PRODUCING
         SECURITIES

Subject to each Portfolio's investment restrictions and policies, other types of income producing securities that a Portfolio may purchase include, but are not limited to, the following types of securities:

       VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

       STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Portfolio the option to obligate a broker, dealer or bank to repurchase a security held by the Portfolio at a specified price.

       TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

       INVERSE FLOATERS. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. A Portfolio will not invest more than 5% of its assets in inverse floaters.

See "Debt Securities And Fixed-Income Investing," in the Fund's Prospectus for a description of risks involved with these securities.

A Portfolio will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of its portfolio. (See Appendix A in this Statement of Additional Information regarding income producing securities in which a Portfolio may invest.)


/diamond/ILLIQUID AND RESTRICTED/144A SECURITIES

A Portfolio may invest up to 15% (the Money Market Portfolio may only invest up to 10%) of its net assets in illiquid securities (I.E., securities that are not readily marketable).

In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 ("1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a Portfolio could, however, adversely affect the marketability of such portfolio security and the Portfolio might be unable to dispose of such security promptly or at reasonable prices.

The Fund's Board of Directors has authorized each Portfolio's Sub-Adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Directors. Under the guidelines, the Portfolio's Sub-Adviser will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and
4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The Portfolio may be restricted in its ability to sell such securities at a time when a Portfolio's Sub-Adviser deems it advisable to do so. In addition, in order to meet redemption requests, a Portfolio may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.


/diamond/OTHER INVESTMENT COMPANIES


In accordance with certain provisions of the 1940 Act, certain Portfolios may invest up to 10% of their total assets, calculated at the time of purchase, in the securities of money market funds, which are investment companies. The 1940 Act also provides that a Portfolio generally may not invest (i) more than 5% of its total assets in the securities of any one investment company or (ii) in more than 3% of the voting securities of any other investment company. A Portfolio will indirectly bear its proportionate share of any investment advisory fees and expenses paid by the funds in which it invests, in addition to the investment advisory fee and expenses paid by the Portfolio. However, if the Growth, Bond or Global Portfolio invests in a Janus money market fund, Janus Capital will remit to such Portfolio the fees it receives from the Janus money market fund to the extent such fees are based on the Portfolio's assets.

The International Equity and U.S. Equity Portfolios may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act. Investments by the International Equity and U.S. Equity Portfolios in the GEI Short-Term Investment Fund, an investment fund advised by GEIM, created specifically to serve as a vehicle for the collective investment of cash balances of these Portfolios and other accounts advised by GEIM or GEIC, is not considered an investment in another investment company for purposes of these restrictions. The GEI Short-Term Investment Fund is not registered with the SEC as an investment company.


/diamond/QUALITY AND DIVERSIFICATION REQUIREMENTS (MONEY MARKET PORTFOLIO)

For the purpose of maintaining a stable net asset value per share, the Money Market Portfolio will (i) limit its investment in the securities (other than U.S. Government securities and securities that benefit from certain types of credit enhancement arrangements) of any one issuer to no more than 5% of its total assets, measured at the time of purchase, except at any time for an investment in a single issuer of up to 25% of the Portfolio's total assets held for not more than three business days; and (ii) limit investments to securities that present minimal credit risks and securities (other than U.S. Government securities) that are rated within the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by the only NRSRO that has rated the security. Securities which originally had a maturity of over one year are subject to more complicated, but generally similar rating requirements. A description of illustrative credit ratings is set forth in Appendix A to the Fund's Prospectus. The Portfolio may also purchase unrated securities that are of comparable quality to the rated securities described above as determined by the Board of Directors. Additionally, if the issuer of a particular security has issued other securities of comparable priority and security and which have been rated in accordance with (ii) above, that security will be deemed to have the same rating as such other rated securities.

In addition, the Board of Directors of the Fund has adopted procedures which
(i) require the Fund's Directors to approve or ratify purchases by the Portfolio of securities (other than U.S. Government securities) that are rated by only one NRSRO or that are unrated; (ii) require the Portfolio to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of not more than 13 months; and (iii) require the Portfolio, in the event of certain downgrading of or defaults on portfolio holdings, to dispose of the holdings, subject in certain circumstances to a finding by the Fund's Directors that disposing of the holding would not be in the Portfolio's best interest.


/diamond/BANK AND THRIFT OBLIGATIONS

Bank and thrift obligations in which a Portfolio may invest are limited to dollar-denominated certificates of deposit, time deposits and bankers' acceptances issued by bank or thrift institutions. Certificates of deposit are short-term, unsecured, negotiable obligations of commercial banks and thrift institutions. Time deposits are non-negotiable deposits maintained in bank or thrift institutions for specified periods of time at stated interest rates. Bankers' acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.


Bank and thrift obligations in which the Portfolio invests may be, but are not required to be, issued by institutions that are insured by the Federal Deposit Insurance Corporation (the "FDIC"). Bank and thrift institutions organized under Federal law are supervised and examined by Federal authorities and are required to be insured by the FDIC. Institutions organized under state law are supervised and examined by state banking authorities but are insured by the FDIC only if they so elect. State institutions insured by the FDIC are subject to Federal examination and to a substantial body of Federal law regulation. As a result of Federal and state laws and regulations, Federally insured bank and thrift institutions are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.


Obligations of foreign branches of domestic banks and of United Kingdom branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and United Kingdom branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. Certificates of deposit issued by wholly-owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed by that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC.

A Portfolio may purchase obligations, or all or a portion of a package of obligations, of smaller institutions that are Federally insured, provided the obligation of any single institution does not exceed the Federal insurance coverage of the obligation, presently $100,000.

                             MANAGEMENT OF THE FUND


/diamond/ DIRECTORS AND OFFICERS

The directors and executive officers of the Fund and their principal occupations for at least the last five years are set forth below:


PETER R. BROWN, DIRECTOR (DOB 5/10/28), 1475 South Belcher Road, Largo, Florida
   33771. Chairman of the Board, Peter Brown Construction Company, (construction contractors and engineers), Largo, Florida (1963 - present); Trustee of IDEX Series Fund, former Trustee of IDEX Fund, IDEX II Series Fund and IDEX Fund 3; Rear Admiral (Ret.) U.S. Navy Reserve, Civil Engineer Corps.

CHARLES C. HARRIS, DIRECTOR (DOB 7/15/30), 35 Winston Drive, Clearwater,
   Florida 34616. Retired (1988 - present); Senior Vice President, Treasurer (1966 - 1988), Western Reserve Life Assurance Co. of Ohio; Vice President, Treasurer (1968 - 1988), Director (1968 - 1987), Pioneer Western Corporation; Vice President of the Fund (1986 - December, 1990); Trustee of IDEX Series Fund, former Trustee of IDEX Fund, IDEX II Series Fund and IDEX Fund 3.


RUSSELL A. KIMBALL, JR., DIRECTOR (DOB 8/17/44), 1160 Gulf Boulevard,
   Clearwater Beach, Florida 34630. General Manager, Sheraton Sand Key Resort (resort hotel), Clearwater, Florida (1975 - present).


JOHN R. KENNEY (1, 2) CHAIRMAN OF THE BOARD OF DIRECTORS AND PRESIDENT (DOB
   2/8/38). Chairman of the Board of Directors (1982 - present), Chief Executive Officer (1982 - present), President (1978 - 1987 and December, 1992 - present), Director (1978 - present), Western Reserve Life Assurance Co. of Ohio; Chairman of the Board of Directors (September, 1996 - present), WRL Investment Management, Inc. (investment adviser), Largo, Florida; Chairman of the Board of Directors (September, 1996 - present), WRL Investment Services, Inc., Largo, Florida; Chairman of the Board of Directors (February, 1997 - present) AEGON Asset Management Services, Inc., Largo, Florida; Chairman of the Board of Directors and Chief Executive Officer (1988 - February, 1991), President (1988 - 1989), Director (1976 - February, 1991), Executive Vice President (1972 - 1988), Pioneer Western Corporation (financial services),

   Largo, Florida; President and Director (1985 - 1990) and Director (December, 1990 - present); Idex Management, Inc. (investment adviser), Largo, Florida; Trustee (1987 - September, 1996), Chairman (December, 1989
   - September, 1990 and November, 1990 - September, 1996) and President and Chief Executive Officer (November, 1986 - September, 1990), IDEX Fund, IDEX II Series Fund and IDEX Fund 3; Trustee and Chairman (September, 1996 - present) of IDEX Series Fund (investment companies) all of Largo, Florida.

G. JOHN HURLEY (1, 2) DIRECTOR AND EXECUTIVE VICE PRESIDENT (DOB 9/12/48). Executive Vice President (June, 1993 - present), Chief Operating Officer (March, 1994 - January, 1997), Western Reserve Life Assurance Co. of Ohio; Director (September, 1996 - present), WRL Investment Management, Inc. (investment adviser), Largo, Florida; Director (September, 1996 - present), WRL Investment Services, Inc., Largo, Florida; Director, President and Chief Executive Officer (February, 1997 - present) AEGON Asset Management Services, Inc., Largo, Florida; President and Chief Executive Officer (September, 1990 - September, 1996), Trustee (June, 1990 - September, 1996) and Executive Vice President (June, 1988 - September, 1990) of IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies); Trustee, President and Chief Financial Officer (September, 1996 - present) of IDEX Series Fund; President, Chief Executive Officer and Director of InterSecurities, Inc. (May, 1988 - present); Assistant Vice President of AEGON USA Managed Portfolios, Inc. (September, 1991 - August, 1992); Vice President of Pioneer Western Corporation (May, 1988 - February, 1991) (financial services), Largo, Florida.


ALLAN HAMILTON (1, 2) TREASURER, PRINCIPAL FINANCIAL OFFICER (DOB 11/26/56).
   Vice President and Controller (1987 - present), Treasurer (February, 1997 - present), Assistant Vice President and Assistant Controller (1983 - 1987), Western Reserve Life Assurance Co. of Ohio; Vice President and Controller (1988 to February, 1991), Pioneer Western Corporation (financial services), Largo, Florida.


REBECCA A. FERRELL (1, 2) SECRETARY, VICE PRESIDENT AND COUNSEL (DOB 12/10/60).
   Vice President and Associate General Counsel (March, 1997 - present), Assistant Vice President and Counsel (June, 1995 - March, 1997), Attorney (August, 1993 - June, 1995), Western Reserve Life Assurance Co. of Ohio; Vice President and Associate General Counsel (February, 1997 - present) AEGON Asset Management Services, Inc., Largo, Florida; Secretary, Vice President and Counsel of IDEX Series Fund (September, 1996 - present); Secretary and Assistant Vice President (March, 1994 - September, 1995), Secretary, Vice President and Counsel (September, 1995 - September, 1996) of IDEX Fund, IDEX II Series Fund and IDEX Fund 3 (investment companies); Attorney (September, 1992 - August, 1993), Hearne, Graziano, Nader & Buhr, P.A.


ALAN M. YAEGER (1, 2) EXECUTIVE VICE PRESIDENT (DOB 10/21/46). Executive Vice
   President (June, 1993 - present), Chief Financial Officer (December, 1995 - present), Senior Vice President (1981 - June, 1993) and Actuary (1972 - present), Western Reserve Life Assurance Co. of Ohio; Director (September, 1996 - present), WRL Investment Management, Inc. (investment adviser) Largo, Florida; Director (September, 1996 - present), WRL Investment Services, Inc., Largo, Florida.
----------------
(1) The principal business address is Western Reserve Life Assurance Co. of Ohio, P.O. Box 5068, Clearwater, Florida 34618-5068.

(2) Interested person as defined in the 1940 Act and affiliated person of Investment Adviser.



The Fund pays no salaries or compensation to any of its officers, all of whom are employees of WRL. The Fund pays an annual fee of $6,000 to each Director who is not affiliated with the Investment Adviser or the Sub-Advisers ("disinterested Director"). Each disinterested Director also receives $500, plus expenses, per each regular and special Board meeting attended. The table below shows each Portfolio's allocation of Directors' fees and expenses paid for the year ended December 31, 1996. The compensation table provides compensation amounts paid to disinterested Directors of the Fund for the fiscal year ended December 31, 1996.

              DIRECTOR'S FEES PAID - YEAR ENDED DECEMBER 31, 1996



PORTFOLIO                      AMOUNT PAID
---------------------------   --------------
Aggressive Growth                 $3,498
Emerging Growth                    4,832
International Equity(1)             N/A
Global                             4,221
Growth                             8,449
Third Avenue Value(1)               N/A
C.A.S.E. Growth                      123
U.S. Equity(1)                      N/A
Value Equity                         122
Global Sector                         19
Tactical Asset Allocation            927
Strategic Total Return             2,930
Growth & Income                      508
Balanced                             547
Bond                               1,216
Money Market                         330

----------------

(1) Portfolio had not commenced operations as of December 31, 1996.



                              COMPENSATION TABLE



                                                               PENSION OR
                                                               RETIREMENT
                                                                BENEFITS         TOTAL COMPENSATION
                                           AGGREGATE           ACCRUED AS      PAID TO DIRECTORS FROM
                                       COMPENSATION FROM        PART OF       WRL SERIES FUND, INC. AND
NAME OF PERSON, POSITION             WRL SERIES FUND, INC.   FUND EXPENSES*    IDEX SERIES FUND, INC.
----------------------------------- ----------------------- ---------------- --------------------------
Peter R. Brown, Director                    $9,500                   0                $34,000
Charles C. Harris, Director                  9,500                   0                 34,000
Russell A. Kimball, Jr., Director            9,000                   0                  9,000

----------------
* The Plan became effective January 1, 1996.

Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to directors who are not interested persons of the Fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Fund, or IDEX Series Fund to a disinterested Director or Trustee on a current basis for services rendered as director. (IDEX Fund and IDEX Fund 3 were merged with and into the Growth Portfolio of IDEX II Series Fund on September 20, 1996, at which time IDEX II Series Fund was renamed IDEX Series Fund.) Deferred compensation amounts will accumulate based on the value of Class A shares of a portfolio of IDEX Series Fund (without imposition of sales charge), as elected by the Director. It is not anticipated that the Plan will have any impact on the Fund. As of April 1, 1997, the Directors and officers of the Fund beneficially owned in the aggregate less than 1% of the Fund's shares through ownership of Policies and Annuity Contracts indirectly invested in the Fund. The Board of Directors has established an Audit Committee consisting of Messrs. Brown, Harris and Kimball.


/diamond/THE INVESTMENT ADVISER

The information that follows supplements the information provided about the Investment Adviser under the caption "Management of the Fund - Investment Adviser" in the Prospectus.

WRL Investment Management, Inc. ("WRL Management") serves as the investment adviser to each Portfolio of the Fund pursuant to an Investment Advisory Agreement dated January 1, 1997 with the Fund. The Investment Adviser is a direct, wholly-owned subsidiary of WRL, which is wholly-owned by First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company, which is wholly-owned by AEGON USA, Inc. ("AEGON USA"). AEGON USA is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group.


The Investment Advisory Agreement was approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996 and by the shareholders of each Portfolio of the Fund on December 16, 1996. The Investment Advisory Agreement provides that it will continue in effect for an initial term ending January 1, 1999, and from year to year thereafter, if approved annually
(a) by the Board of Directors of the Fund or by a majority of the outstanding shares of each Portfolio, and (b) by a majority of the Directors who are not parties to such contract or "interested persons" of any such party. The Investment Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of each Portfolio and terminates automatically in the event of its assignment (within the meaning of the 1940 Act).


While the Investment Adviser is at all times subject to the direction of the Board of Directors of the Fund, the Investment Advisory Agreement provides that the Investment Adviser, subject to review by the Board of Directors, is responsible for the actual management of the Fund and has responsibility for making decisions to buy, sell or hold any particular security. The Investment Adviser also is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement. For further information about the management of each Portfolio of the Fund, see "The Sub-Advisers", on pages 43-46.


Advisory Fee. The method of computing the investment advisory fee is fully described in the Fund's Prospectus. For the years ended December 31, 1996, 1995 and 1994, the Investment Adviser was paid fees for its services to each Portfolio in the following amounts (no information is included for the International Equity Portfolio, the U.S. Equity Portfolio or the Third Avenue Value Portfolio as these Portfolios had not yet commenced operations as of December 31, 1996):

                                  ADVISORY FEES



                                             Year Ended December 31
                                 ----------------------------------------------
Portfolio                            1996             1995             1994
------------------------------   -------------   ---------------   ------------
Aggressive Growth(1)             $ 1,529,679      $   849,097      $   125,449
Emerging Growth                    2,985,089        1,838,573        1,262,170
Global Sector(4)(5)                   26,485           N/A              N/A
Global                             3,468,535        2,075,054        1,600,706
Growth                            11,137,321        7,847,750        6,850,340
C.A.S.E. Growth(2)                    83,931            5,519           N/A
Value Equity(4)                      111,557           N/A              N/A
Tactical Asset Allocation(3)       1,308,435          433,844           N/A
Strategic Total Return             2,462,304        1,746,022        1,180,759
Growth & Income(1)                   231,441          128,859           33,553
Balanced(1)                          315,419          195,339           67,043
Bond(6)                              474,926          409,862          407,667
Money Market                         436,658          422,357          351,798
                                 ------------     ------------     ------------
  TOTAL                          $24,571,780      $15,952,276      $11,879,485
                                 ============     ============     ============

----------------
(1) Portfolio commenced operations March 1, 1994.
(2) Portfolio commenced operations May 1, 1995.
(3) Portfolio commenced operations January 3, 1995.
(4) Portfolio commenced operations May 1, 1996.
(5) Effective June 16, 1997, Meridian began receiving monthly compensation from the Investment Adviser at the annual rate of 0.40% of average daily net assets of the Portfolio. Prior to March 1, 1997, INVESCO Global Asset Management Limited served as a co-sub-adviser to the Global Sector Portfolio; for periods prior to that date, INVESCO received monthly compensation from the Investment Adviser at the annual rate of 0.40% of the first $100 million average daily net assets of the Portfolio and 0.35% of assets in excess of $100 million; and Meridian received monthly compensation from the Investment Adviser at the annual rate of 0.30% of the first $100 million of average daily net assets of the Portfolio and 0.35% of assets in excess of $100 million.
(6) Prior to January 1, 1998, Janus Capital Corporation served as Sub-Adviser to the Bond Portfolio and received monthly compensation from the Investment Adviser at the annual rate of 0.25% of average daily net assets of the Portfolio. Effective January 1, 1998, AEGON USA Investment Management, Inc. serves as the Sub-Adviser to the Bond Portfolio and receives monthly compensation from the Investment Adviser at the rate of 0.20% of average daily net assets of the Portfolio.



PAYMENT OF EXPENSES. Under the terms of the Investment Advisory Agreement, the Investment Adviser is responsible for providing investment advisory services and furnishing office space for officers and employees of the Investment Adviser connected with investment management of the Portfolios. Each Portfolio pays: all expenses incurred in connection with the formation and organization of a Portfolio, including the preparation (and filing, when necessary) of the Portfolio's contracts, plans, and documents, conducting meetings of organizers, directors and shareholders; preparing and filing the post-effective amendment to the Fund's registration statement effecting registration of a Portfolio and its shares under the 1940 Act and the 1933 Act and all other matters relating to the information and organization of a Portfolio and the preparation for offering its shares; expenses in connection with ongoing registration or qualification requirements under Federal and state securities laws; investment advisory fees; pricing costs (including the daily calculations of net asset value); brokerage commissions and all other expenses in connection with execution of portfolio transactions, including interest; all Federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; any compensation, fees, or reimbursements which the Fund pays to its Directors who are not "interested persons," as that phrase is defined in the 1940 Act, of the Fund or WRL Management; compensation of the Fund's custodian, administrative and transfer agent, registrar and dividend disbursing agent; legal, accounting and printing expenses; other administrative, clerical, recordkeeping and bookkeeping expenses; auditing fees; certain insurance premiums; services for shareholders (including allocable telephone and personnel expenses); costs of certificates and the expenses of delivering such certificates to the purchaser of shares relating thereto; expenses of local representation in Maryland; fees and/or expenses payable pursuant to any plan of distribution adopted with respect to the Fund in accordance with Rule 12b-1 under the 1940 Act; expenses of shareholders' meetings and of preparing, printing, and distributing notices, proxy statements and reports to shareholders; expenses of preparing and filing reports with Federal and state regulatory authorities; all costs and expenses, including fees and disbursements, of counsel and auditors, filing and renewal fees and printing costs in connection with the filing of any required amendments, supplements or renewals of registration statement, qualifications or prospectuses under the 1933 Act and the securities laws of any states or territories, subsequent to the effectiveness of the initial registration statement under the 1933 Act; all costs involved in preparing and printing prospectuses of the Fund; extraordinary expenses; and all other expenses properly payable by the Fund or the Portfolios.


The Investment Adviser has voluntarily undertaken, until at least April 30, 1998, to pay expenses on behalf of the Portfolios (except the Global Sector Portfolio) to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed, as a percentage of each Portfolio's average daily net assets, 1.00% (0.70% for the Bond and Money Market Portfolios, 1.50% for the International Equity Portfolio and 1.30% for the U.S. Equity Portfolio). The following expenses were paid by the previous investment adviser, WRL, for the fiscal years ended December 31, 1996, 1995, and 1994 (there are no expenses included for the International Equity Portfolio, the U.S. Equity Portfolio or the Third Avenue Value Portfolio because these Portfolios had not yet commenced operations as of December 31, 1996):


                 PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER



                                          YEAR ENDED DECEMBER 31
                                 ----------------------------------------
PORTFOLIO                          1996          1995            1994
------------------------------   --------   ---------------   -----------
Aggressive Growth(1)                -0-         $   -0-         $28,885
Emerging Growth                     -0-             -0-             -0-
Global(2)                           -0-             -0-             -0-
Growth                              -0-             -0-             -0-
C.A.S.E. Growth(3)               73,269          23,832            N/A
Value Equity(5)                  13,672            N/A             N/A
Global Sector(5)                    -0-            N/A             N/A
Tactical Asset Allocation(4)        -0-             -0-            N/A
Strategic Total Return              -0-             -0-             -0-
Growth & Income(1)                  -0-          14,417          40,148
Balanced                            -0-             -0-          28,629
Bond(6)                             -0-             -0-             -0-
Money Market                        -0-             -0-             -0-

----------------
(1) Portfolio commenced operations on March 1, 1994.
(2) Prior to May 1, 1994, the Investment Adviser had voluntarily undertaken to pay expenses on behalf of the Global Portfolio to the extent that these expenses exceeded 2.50% of the first $30 million of assets, 2.00% of the next $70 million of assets, and 1.50% of assets in excess of $100 million.

(3) Portfolio commenced operations on May 1, 1995.
(4) Portfolio commenced operations on January 3, 1995.

(5) Portfolio commenced operations on May 1, 1996.
(6) Prior to January 1, 1998, Janus Capital Corporation served as the Sub-Adviser for the Bond Portfolio.


SERVICE AGREEMENT. Effective January 1, 1997, the Fund entered into an Administrative Services and Transfer Agency Agreement ("Services Agreement") with WRL Investment Services, Inc. ("WRL Services"), an affiliate of WRL Management and WRL, to furnish the Fund with administrative services to assist the Fund in carrying out certain of its functions and operations. The Service Agreement was approved by the Fund's Board of Directors, including a majority of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996. Under this Agreement, WRL Services shall furnish to each Portfolio, subject to the overall supervision of the Fund's Board, supervisory, administrative, and transfer agency services, including recordkeeping and reporting. WRL Services is reimbursed by the Fund monthly on a cost incurred basis.

DISTRIBUTION AGREEMENT. Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution

Agreement with InterSecurities, Inc. ("ISI"), whose principal office is located at 201 Highland Avenue, Largo, Florida 33770. The Distribution Plan and related Agreement were approved by the Fund's Board of Directors, including a majority of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996, and the Distribution Plan was approved by the shareholders of each Portfolio of the Fund on December 16, 1996. ISI is an affiliate of the Investment Adviser.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the Portfolios, will reimburse ISI after each calendar month for certain Fund distribution expenses incurred or paid by ISI, provided that these expenses in the aggregate do not exceed 0.15%, on an annual basis, of the average daily net asset value of shares of each Portfolio.

Distribution expenses for which ISI may be reimbursed under the Distribution Plan and Distribution Agreement include, but are not limited to, expenses of printing and distributing the Fund's prospectus and statement of additional information to potential investors; developing and preparing Fund advertisements; sales literature and other promotional materials; holding seminars and sales meetings designed to promote distribution of Fund shares; the development of consumer-oriented sales materials describing and/or relating to the Fund; and expenses attributable to "distribution-related services" provided to the Fund, which include such things as salaries and benefits, office expenses, equipment expenses, training costs, travel costs, printing costs, supply expenses, computer programming time, and data center expenses, each as they relate to the promotion of the sale of Fund shares.


ISI submits to the Directors of the Fund for approval annual distribution budgets and quarterly reports of distribution expenses with respect to each Portfolio. ISI allocates to each Portfolio distribution expenses specifically attributable to the distribution of shares of such Portfolio. Distribution expenses not specifically attributable to the distribution of shares of a particular Portfolio are allocated among the Portfolios, based upon the ratio of net asset value of each Portfolio to the net asset value of all Portfolios, or such other factors as ISI deems fair and are approved by the Fund's Board of Directors. ISI has determined that it will not seek payment by the Fund of distribution expenses incurred with respect to any Portfolio during the fiscal year ending December 31, 1998. Prior to ISI seeking reimbursement of future expenses, Policyowners will be notified in advance.


It is anticipated that benefits provided by the Distribution Plan may include lower fixed costs as a percentage of assets as Fund assets increase through the growth of the Fund due to enhanced marketing efforts.


/diamond/THE SUB-ADVISERS

This discussion supplements the information provided about each Portfolio's Sub-Adviser under the caption "Management of the Fund - The Sub-Advisers" in the Prospectus.


Each Sub-Adviser serves, pursuant to each Sub-Advisory Agreement dated January 1, 1997 (June 16, 1997 with respect to the Global Sector Portfolio; January 1, 1998 with respect to the Third Avenue Value Portfolio and the Bond Portfolio) between WRL Management and the respective Sub-Adviser, on behalf of each Portfolio. The Sub-Advisory Agreements were approved by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) on October 3, 1996 and by the shareholders of each Portfolio of the Fund on December 16, 1996, (June 16, 1997 with respect to the Global Sector Portfolio, and December 9, 1997 with respect to the Bond Portfolio). The Sub-Advisory Agreements provide that they will continue in effect for an initial term ending January 1, 1999 (except the Bond Portfolio and Third Avenue Value Portfolio, which will continue in effect for an initial term ending January 1, 2000), and from year to year thereafter, if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of each Portfolio and (b) by a majority of the Directors who are not parties to such Agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Sub-Advisory Agreements may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of each Portfolio and terminate automatically in the event of their assignment (within the meaning of the 1940 Act) or termination of the Investment Advisory Agreement.

Pursuant to the Sub-Advisory Agreements, each Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser for their respective Portfolio(s). Subject to review by the Investment Adviser and the Board of Directors of the Fund, the Sub-Advisers are responsible for the actual management of their respective Portfolio(s) and for making decisions to buy, sell or hold a particular security. Each Sub-Adviser bears all of its expenses in connection with the performance of its services under their Sub-Advisory Agreement such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the respective Portfolio(s).

Each Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Sub-Advisers for the Portfolios of the Fund are:

FRED ALGER MANAGEMENT, INC. ("Alger Management") serves as Sub-Adviser to the Aggressive Growth Portfolio.

Alger Management, located at 75 Maiden Lane, New York, New York 10038, is a wholly-owned subsidiary of Fred Alger & Company, Incorporated, which, in turn, is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company. Alger Management is generally engaged in the business of rendering investment advisory services to institutions and, to a lesser extent, individuals. Alger Management has been engaged in the business of rendering investment advisory services since 1964 and, as of March 31, 1997, has approximately $6.4 billion under management.

VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC. ("Van Kampen") serves as Sub-Adviser to the Emerging Growth Portfolio.

Van Kampen, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, is an indirect wholly-owned subsidiary of VK/AC Holding, Inc. ("VK/AC Holding"). VK/AC Holding is a wholly-owned subsidiary of MSAM Holdings II, Inc., which, in turn, is a wholly-owned subsidiary of Morgan Stanley Group, Inc. It is anticipated that in mid-June, 1997, Morgan Stanley Group Inc. will merge with Dean Witter, Discover & Co., a financial services company.

MERIDIAN INVESTMENT MANAGEMENT CORPORATION ("MERIDIAN") serves as Sub-Adviser to the Global Sector Portfolio.

Meridian is located at 12835 East Arapahoe Road, Tower II, Penthouse, Englewood, Colorado 80112. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation ("MM&R"). Meridian provides investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retired accounts.


JANUS CAPITAL CORPORATION ("Janus") serves as the Sub-Adviser to the Growth Portfolio and the Global Portfolio.


Janus, located at 100 Fillmore Street, Denver, Colorado 80206, has been engaged in the management of the Janus funds since 1969. Janus also serves as investment adviser or sub-adviser to other mutual funds, and for individual, corporate, charitable and retirement accounts. The aggregate market value of the assets managed by Janus was over $50 billion as of January 31, 1997. Kansas City Southern Industries, Inc. ("KCSI") owns 83% of Janus. KCSI, whose address is 114 West 11th Street, Kansas City, Missouri 64105-1804, is a publicly-traded holding company whose largest subsidiary, the Kansas City Southern Railway Company, is primarily engaged in the transportation industry. Other KCSI subsidiaries are engaged in financial services and real estate.


EQSF ADVISERS, INC. ("EQSF") serves as Sub-Adviser to the Third Avenue Value Portfolio.

EQSF, located at 767 Third Avenue, New York, New York 10017-2023, is controlled by Martin J. Whitman. His control is based upon an irrevocable proxy signed by his children, who own in the aggregate 75% of the outstanding common stock of EQSF.


C.A.S.E. MANAGEMENT, INC. ("C.A.S.E. Management") serves as Sub-Adviser to the C.A.S.E. Growth Portfolio.


C.A.S.E. Management, located at 2255 Glades Road, Suite 221-A, Boca Raton, Florida 33431, is a wholly-owned subsidiary of C.A.S.E., Inc. C.A.S.E. Management provides investment management services to financial institutions, high net worth individuals, and other professional money managers.


NWQ INVESTMENT MANAGEMENT COMPANY, INC. ("NWQ") serves as the Sub-Adviser to the Value Equity Portfolio.


NWQ, located at 2049 Century Park East, 4th Floor, Los Angeles, California 90067, is a wholly-owned subsidiary of United Asset Management

Corporation and provides investment management services to institutions and high net worth individuals. NWQ had approximately $6.4 billion in assets under management as of January 31, 1997.

DEAN INVESTMENT ASSOCIATES ("Dean Investment") serves as Sub-Adviser to the Tactical Asset Allocation Portfolio.

Dean Investment, located at 2480 Kettering Tower, Dayton, Ohio 45423-2480, is wholly-owned by C.H. Dean and Associates, Inc. Founded in 1972, Dean Investment manages portfolios for individuals and institutional clients worldwide. Dean Investment provides a full range of investment advisory services and currently has $3.8 billion of assets under management.

LUTHER KING CAPITAL MANAGEMENT CORPORATION ("Luther King") serves as Sub-Adviser to the Strategic Total Return Portfolio.

Luther King is located at 301 Commerce Street, Suite 1600, Fort Worth, Texas 76102. Ultimate control of Luther King is exercised by J. Luther King, Jr. Luther King provides investment management services to accounts of individual investors, mutual funds, and other institutional investors. Luther King has served as an investment adviser for approximately 17 years; as of December 31, 1996, the total assets managed by Luther King was approximately $5 billion.

FEDERATED INVESTMENT COUNSELING ("Federated") serves as the Sub-Adviser to the Growth & Income Portfolio.

Federated, located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, is a wholly-owned subsidiary of Federated Investors. All of the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, Rhodora Donahue, and his son, J. Christopher Donahue.


AEGON USA INVESTMENT MANAGEMENT, INC. ("AIMI") serves as Sub-Adviser to the Bond Portfolio and the Balanced Portfolio.

AIMI, located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499, is a wholly-owned subsidiary of AEGON USA and thus is an affiliate of the Investment Adviser. AIMI also serves as sub-adviser to the two bond portfolios of IDEX Series Fund. AIMI also manages the general account investment portfolios of the life insurance subsidiaries of AEGON USA and had in excess of $23.3 billion under management as of January 1, 1997.


J.P. MORGAN INVESTMENT MANAGEMENT INC. ("J.P. Morgan") serves as Sub-Adviser to the Money Market Portfolio.

J.P. Morgan, located at 522 Fifth Avenue, New York, New York 10036, is a wholly-owned subsidiary of J.P. Morgan & Co., Incorporated. J.P. Morgan provides investment management and related services for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies and government agencies.

SCOTTISH EQUITABLE INVESTMENT MANAGEMENT LIMITED ("Scottish Equitable") serves as a Co-Sub-Adviser to the International Equity Portfolio.

Scottish Equitable is located at Edinburgh Park, Edinburgh EH12 9SE. Scottish Equitable is a wholly-owned subsidiary of Scottish Equitable plc, successor to Scottish Equitable Life Assurance Society. Scottish Equitable is also an indirect wholly-owned subsidiary of AEGON nv. As of December 31, 1996 Scottish Equitable plc had approximately $21 billion in assets under management. The Co-Sub-Adviser provides investment advisory and management services to certain of its affiliates and to external organizations.

GE INVESTMENT MANAGEMENT INCORPORATED ("GEIM") serves as a Co-Sub-Adviser to the International Equity Portfolio and as Sub-Adviser to the U.S. Equity Portfolio.


GEIM is located at 3003 Summer Street, Stamford, Connecticut 06905. GEIM, which was formed under the laws of Delaware in 1988, is a wholly-owned subsidiary of General Electric Company ("GE"). GEIM's principal officers and directors serve in similar capacities with respect to General Electric Investment Corporation ("GEIC", and, together with GEIM, collectively referred to as "GE Investments"), which like GEIM is a wholly-owned subsidiary of GE. As of December 31, 1996, GEIM and GEIC together managed assets in excess of $56.9 billion. GE Investments provides investment management services to external organizations and to certain of its affiliates.

The method of computing each Sub-Adviser's fees is set forth in the Fund's Prospectus. For the years ended December 31, 1996, 1995 and 1994 each Sub-Adviser was paid fees for their services in the following amounts (no fees are included for the International Equity Portfolio, the U.S. Equity Portfolio or the Third Avenue Value Portfolio as these Portfolios had not yet commenced operations as of December 31, 1996):


                               SUB-ADVISORY FEES



                                                                      YEAR ENDED DECEMBER 31
                                                         ------------------------------------------------
SUB-ADVISER             PORTFOLIO                            1996            1995              1994
---------------------   ------------------------------   ------------   --------------   ----------------
Alger Management        Aggressive Growth(1)             $  764,840     $   424,549       $    62,724
Van Kampen              Emerging Growth                   1,492,545         919,287           630,629
Janus                   Bond(8)                             237,463         204,931           203,833
                        Growth                            5,568,661       3,923,875         3,425,888
                        Global                            1,734,268       1,037,527           801,005
C.A.S.E. Management     C.A.S.E. Growth(3)                   41,966           2,759             N/A
NWQ                     Value Equity(5)                      48,943            N/A              N/A
Meridian                Global Sector(5)
                         Meridian(6)                          7,223            N/A              N/A
                         INVESCO(6)                           9,631            N/A              N/A
Dean Investment         Tactical Asset Allocation(2)        654,218         216,922             N/A
Luther King             Strategic Total Return            1,231,152         873,011           590,528
Federated               Growth & Income(1)                  150,006          85,906            22,369
AIMI                    Balanced(1)                         157,709          94,669            19,275
J.P. Morgan             Money Market
                         JP Morgan(7)                       111,216            N/A              N/A
                         Janus(7)                            70,041         211,178(4)        176,549(4)

----------------
(1) Portfolio commenced operations March 1, 1994.
(2) Portfolio commenced operations January 3, 1995.
(3) Portfolio commenced operations May 1, 1995.
(4) Fees paid to Janus, the Portfolio's previous Sub-Adviser.
(5) Portfolio commenced operations May 1, 1996.
(6) Prior to March 1, 1997, INVESCO Global Asset Management Limited served as a co-sub-adviser to the Global Sector Portfolio; for periods prior to that date, INVESCO received monthly compensation from the Investment Adviser at the annual rate of 0.40% of first $100 million average daily net assets of the Portfolio and 0.35% of assets in excess of $100 million; and Meridian Investment Management Corporation received monthly compensation from the Investment Adviser at the annual rate of 0.30% of first $100 million of average daily net assets of the Portfolio and 0.35% of assets in excess of $100 million. Effective June 16, 1997, Meridian began receiving monthly compensation from the Investment Adviser at the annual rate of 0.40% of average daily net assets.
(7) JP Morgan became Sub-Adviser to the Money Market Portfolio on May 1, 1996; prior to this date, Janus Capital Corporation served as Sub-Adviser to the Portfolio.
(8) Prior to January 1, 1998, Janus served as Sub-Adviser to the Bond Portfolio and received monthly compensation from the Investment Adviser at the annual rate of 0.25% of average daily net assets of the Portfolio. Effective January 1, 1998, AIMI serves as Investment Adviser to the Bond Portfolio and will receive monthly compensation from the Investment
    Adviser at the rate of 0.20% of average daily net assets of the Portfolio.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE



/diamond/PORTFOLIO TURNOVER

The information that follows supplements the information provided about portfolio turnover under the caption "Other Investment Policies and Restrictions - Portfolio Turnover" in the Prospectus. In computing the portfolio turnover rate for a Portfolio, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a Portfolio is cal-culated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the Portfolio during the fiscal year.


The following table provides the Portfolios' turnover rates for the fiscal years ended December 31, 1996, 1995 and 1994 (no information is included for the International Equity Portfolio, the U.S. Equity Portfolio or the Third Avenue Value Portfolio as these Portfolios had not yet commenced operations as of December 31, 1996):


                           PORTFOLIO TURNOVER RATES



                                            YEAR ENDED DECEMBER 31
                                 --------------------------------------------
PORTFOLIO                             1996             1995           1994
------------------------------   --------------   --------------   ----------
Aggressive Growth(1)                 101.28%          108.04%       89.73%
Emerging Growth                       80.02%          124.13%       72.62%
Global                               88.31%           130.60%       192.06%
Growth                               45.21%           130.48%       107.33%
C.A.S.E. Growth(3)                   160.27%          121.62%         N/A
Value Equity(5)                        7.93%           N/A            N/A
Global Sector(5)                      27.58%           N/A            N/A
Tactical Asset Allocation(2)          98.97%           38.68%         N/A
Strategic Total Return(3)             49.32%           52.59%        53.50%
Growth & Income(1)                    68.53%           78.34%        36.13%
Balanced(1)                           76.90%           98.55%        57.73%
Bond                                 187.72%          120.54%       131.73%
Money Market(4)                       N/A              N/A            N/A

----------------
(1) Portfolio commenced operations March 1, 1994.
(2) Portfolio commenced operations January 3, 1995.
(3) Portfolio commenced operations May 1, 1995.
(4) Money Market does not have a stated portfolio turnover rate, as securities of the type in which it invests are excluded in the usual calculation of that rate.
(5) Portfolio commenced operations May 1, 1996.


There was a significant increase in the turnover rate for the year ended December 31, 1996 for the Bond Portfolio because the Portfolio's Sub-Adviser determined that the direction of interest rates was becoming increasingly unclear; so the Portfolio was positioned more conservatively. Specifically, the Portfolio's average maturity was reduced to more closely resemble that of the Lehman Brothers Government/Corporate Bond Index.


The future annual turnover rates cannot be precisely predicted, although an annual turnover rate in excess of 100% is not presently anticipated for the Aggressive Growth, Tactical Asset Allocation, Growth & Income and Balanced Portfolios; 50% for the Value Equity Portfolio and Third Avenue Value Portfolio; 150% for the Growth Portfolio; and 200% for the Global Portfolio.


There are no fixed limitations regarding the portfolio turnover rates of the Portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of each Portfolio may be disposed of when they are no longer deemed suitable.


/diamond/PLACEMENT OF PORTFOLIO
         BROKERAGE

Subject to policies established by the Board of Directors of the Fund, each Portfolio's Sub-Adviser is primarily responsible for placement of a Portfolio's securities transactions. In placing orders, it is the policy of a Portfolio to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While each Sub-Adviser generally will seek reasonably competitive spreads or commissions, a Portfolio will not necessarily be paying the lowest spread or commission available. A Portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.

Decisions as to the assignment of portfolio brokerage business for a Portfolio and negotiation of its commission rates are made by the Sub-Adviser, whose policy is to obtain "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. In placing portfolio transactions, the Sub-Adviser may give consideration to brokers who provide supplemental investment research, in addition to such research obtained for a flat fee, to the Sub-Adviser, and pay spreads or commissions to such brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction.

In selecting brokers and in negotiating commissions, the Sub-Adviser considers such factors as: the broker's reliability; the quality of its execution services on a continuing basis; the financial condition of the firm; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each Sub-Adviser in carrying out its responsibilities.

Supplemental research obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a Sub-Adviser. The expenses of a Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A Sub-Adviser may use such research products and services in servicing other accounts in addition to the respective Portfolio. If a Sub-Adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the Sub-Adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a Sub-Adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the Sub-Adviser. Conversely, such supplemental information obtained by the placement of business for a Sub-Adviser will be considered by and may be useful to the Sub-Adviser in carrying out its obligations to a Portfolio.

When a Portfolio purchases or sells a security in the OTC market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the Sub-Adviser, better prices and executions are likely to be achieved through the use of a broker.

Securities held by a Portfolio may also be held by other separate accounts, mutual funds or other accounts for which the Investment Adviser or Sub-Adviser serves as an adviser, or held by the Investment Adviser or Sub-Adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the Investment Adviser or Sub-Adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a Portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or Sub-Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the Investment Adviser or a Sub-Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.

The Board of Directors of the Fund periodically reviews the brokerage placement practices of each Sub-Adviser on behalf of the Portfolios, and reviews the prices and commissions, if any, paid by the Portfolios to determine if they were reasonable.

The Board of Directors of the Fund has authorized the Sub-Advisers to consider sales of the Policies and Annuity Contracts by a broker-dealer as a factor in the selection of broker-dealers to execute Portfolio transactions. In addition, the Sub-Advisers may occasionally place portfolio business with affiliated brokers of the Investment Adviser or a Sub-Adviser, including: InterSecurities, Inc., P.O. Box 5068, Clearwater, Florida 33518; Fred Alger & Company, Inc., 75 Maiden Lane, New York, New York 10038; M. J. WHITMAN, INC.; M. J. WHITMAN SENIOR DEBT CORP.; and AEGON USA Securities, Inc., P.O. Box 1449, Cedar Rapids, Iowa 52499. As stated above, any such placement of Portfolio business will be subject to the ability of the broker-dealer to provide best execution and to the Conduct Rules of the National Association of Securities Dealers, Inc.


                      COMMISSIONS PAID BY THE PORTFOLIOS



                                  AGGREGATE COMMISSIONS
                                  YEAR ENDED DECEMBER 31
                       --------------------------------------------
PORTFOLIO                  1996            1995           1994
---------------------- ------------- ---------------- -------------
Aggressive Growth(2)    $   337,449  $    240,067      $    76,028
Emerging Growth             415,717       542,420          317,287
Global                    1,269,275       712,827(3)       241,051
Growth                      720,978     1,577,115        1,466,443
C.A.S.E. Growth(4)           97,761         8,662          N/A
Tactical Asset
 Allocation(5)              344,847       208,950          N/A
Strategic
 Total Return               398,594       316,489          354,400
Growth &
 Income(2)                   58,921        52,921           40,095
Balanced(2)                  80,218        90,724           43,311
Global Sector (7)            17,933       N/A              N/A
Value Equity (7)             63,204       N/A              N/A



                                             AFFILIATED BROKERAGE COMMISSIONS
                                                  YEAR ENDED DECEMBER 31
                       ---------------------------------------------------------------------------------
PORTFOLIO                 1996         %         1995              %           1994           %
---------------------- ---------- ----------- ----------    --------------  ----------  ----------------
Aggressive Growth(2)   $329,194     97.55%(1)  $240,067          100%(1)    $75,128         98.82%(1)
Emerging Growth          N/A         N/A          N/A             N/A         N/A            N/A
Global                   N/A         N/A          N/A             N/A         N/A            N/A
Growth                   N/A         N/A          N/A   /less than/1%         2,796  /more than/1%
C.A.S.E. Growth(4)       N/A         N/A          N/A             N/A         N/A            N/A
Tactical Asset
 Allocation(5)           N/A         N/A          N/A             N/A         N/A            N/A
Strategic
 Total Return            N/A         N/A          N/A             N/A         N/A            N/A
Growth &
 Income(2)               N/A         N/A          N/A             N/A         N/A            N/A
Balanced(2)              N/A         N/A          1,040         1.15%(6)      8,700        20.09%(6)
Global Sector (7)        N/A         N/A          N/A             N/A         N/A            N/A
Value Equity (7)         N/A         N/A          N/A             N/A         N/A            N/A

----------------
(1) The percentage of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Alger, Inc. for the fiscal year ended December 31, 1996, 1995 and for the period March 1, 1994 through December 31, 1994 was 96.53%, 100% and 99.89%, respectively.

(2) Portfolio commenced operations March 1, 1994.

(3) This figure is higher than 1994 due to the relative increase in the amount of total assets invested in foreign securities.

(4) Portfolio commenced operations May 1, 1995.

(5) Portfolio commenced operations January 3, 1995.

(6) The percentage of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through AEGON USA Securities, Inc. for the fiscal years ended December 31, 1995 and for the period March 1, 1994 to December 31, 1994 was 1.15% and 20.09%, respectively.
(7) Portfolio commenced operations May 1, 1996.

The Aggressive Growth Portfolio paid all of its affiliated brokerage commissions to Alger, Inc., the Growth Portfolio paid all of its affiliated brokerage commissions to DST Securities, Inc. and the Balanced Portfolio paid all of its affiliated brokerage commissions to AEGON USA Securities, Inc.

The Bond Portfolio and the Money Market Portfolio did not pay any brokerage commissions for the years ended December 31, 1996, 1995, and 1994.

No information is included for the International Equity, U.S. Equity or Third Avenue Value Portfolios as they had not commenced operations as of December 31, 1996.



                       PURCHASE AND REDEMPTION OF SHARES


/diamond/DETERMINATION OF OFFERING PRICE

Shares of the Portfolios are currently sold only to the Separate Accounts to fund the benefits under the Policies and the Annuity Contracts. The Portfolios may, in the future, offer their shares to other insurance company separate accounts. The Separate Accounts invest in shares of a Portfolio in accordance with the allocation instructions received from holders of the Policies and the Annuity Contracts. Such allocation rights are further described in the prospectuses and disclosure documents for the Policies and the Annuity Contracts. Shares of the Portfolios are sold and redeemed at their respective net asset values as described in the Prospectus.


/diamond/ NET ASSET VALUATION


As stated in the Prospectus, the net asset value of the Portfolios' shares is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern Time) on each day the Exchange is open. (Currently the Exchange is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) The per share net asset value of a Portfolio is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining net asset value, securities listed on the national securities exchanges and traded on the NASDAQ National Market are valued at the closing prices on such markets, or if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the Exchange. Other securities for which quotations are not readily available are valued at fair values as determined in good faith by a Portfolio's Investment Adviser under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days or less are valued on the amortized cost basis. Values of gold bullion held by a Portfolio are based upon daily quotes provided by banks or brokers dealing in such commodities.



                 CALCULATION OF PERFORMANCE RELATED INFORMATION


The Prospectus contains a brief description of how performance is calculated. The following sections describe how performance data is calculated in greater detail.


/diamond/TOTAL RETURN

Total return quotations for each of the Portfolios are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following equation:

                          P (1+T)n = ERV

  Where:     P = a hypothetical initial payment
                 of $1,000
             T = average annual total return
             n = number of years
           ERV = ending redeemable value (at
                 the end of the applicable
                 period of a hypothetical $1,000
                 payment made at the begin-
                 ning of the applicable period)

The total return quotation calculations for a Portfolio reflect the deduction of a proportionate share of the Portfolio's investment advisory fee and Portfolio expenses and assume that all dividends and capital gains during the period are reinvested in the Portfolio when made. The calculations also assume a complete redemption as of the end of the particular period.


Total return quotation calculations do not reflect charges or deductions against the Series Life Account or the Series Annuity Account or charges and deductions against the Policies or the Annuity Contracts. Accordingly, these rates of return do not illustrate how actual investment performance will affect benefits under the Policies or the Annuity Contracts. Where relevant, the prospectuses for the Policies and the Annuity Contracts contain performance information about these products. Moreover, these rates of return are not an estimate, projection or guarantee of future performance. Additional information regarding the investment performance of the Portfolios appears in the Prospectus.


/diamond/YIELD QUOTATIONS


The yield quotations for a Portfolio (for Money Market Portfolio yield, see "Yield Quotations - Money Market Portfolio", below) are based on a specific thirty-day period and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last date of the period, according to the following formula:


                                a-b
               YIELD = 2 [ (         + 1)6 - 1]
                                cd

  Where:   a = dividends and interest earned dur-
               ing the period by the Portfolio
           b = expenses accrued for the period
               (net of reimbursement)
           c = the average daily number of shares
               outstanding during the period that
               were entitled to receive dividends
           d = the maximum offering price per
               share on the last day of the period


The yield of the Bond Portfolio as computed above for the thirty day period ended December 31, 1996 was 5.48%.


/diamond/YIELD QUOTATIONS - MONEY
         MARKET PORTFOLIO

From time to time the Money Market Portfolio may quote its yield in reports or other communications to policyholders or in advertising material. Yield quotations are expressed in annualized terms and reflect dividends of a Portfolio declared and reinvested daily based upon the net investment income earned by a Portfolio each day. The Portfolio's yields fluctuate and the yield on any day for any past period is not an indication as to future yields on any investment in the Portfolio's shares. Future yields are not guaranteed.

Yield is computed in accordance with a standardized method required by the SEC. The yields for the Money Market Portfolio for the seven-day period ended December 31, 1996, was 4.83% and was equivalent to a compound effective yield of 4.95%. The current yield for the Money Market Portfolio is an annualization, without compounding, of the portfolio rate of return, and is computed by determining the net change in the value of a hypothetical pre-existing account in the Portfolio having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (I.E., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original shares and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. The Money Market Portfolio may also calculate the compound effective annualized yields by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365/7, and subtracting 1. The yield quotations for the Money Market Portfolio do not take into consideration any deductions imposed by the Series Life Account or the Series Annuity Account.

Yield information is useful in reviewing the Money Market Portfolio's performance in seeking to meet its investment objective, but, because yields fluctuate, such information cannot necessarily be used to compare an investment in shares of the Portfolio with bank deposits, savings accounts and similar investment alternatives, which often provide an agreed or guaranteed fixed yield for a stated period of time. Also, the Portfolio's yields cannot always be compared with yields determined by different methods used by other funds. It should be emphasized that yield is a function of the kind and quality of the instruments in the Money Market Portfolio, portfolio maturity and operating expenses.

                                     TAXES


Shares of the Portfolios are offered only to the Separate Accounts that fund the Policies and Annuity Contracts. See the respective prospectuses for the Policies and Annuity Contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and of the Policies, the Annuity Contracts and the holders thereof.


Each Portfolio has qualified (except the Third Avenue Value Portfolio which intends to qualify), and expects to continue to qualify, for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a Portfolio must distribute to its Policyholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) prior to January 1, 1998, the Portfolio must have derived less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months - options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect thereto) (this "Short-Short Limitation" is repealed effective for tax years beginning after August 5, 1997); (3) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and
(4) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.


As noted in the Prospectus, each Portfolio must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer. For information concerning the consequences of failure to meet the requirements of section 817(h), see the respective prospectuses for the Policies or the Annuity Contracts.

A Portfolio will not be subject to the 4% Federal excise tax imposed on RICs that do not distribute substantially all their income and gains each calendar year because that tax does not apply to a RIC whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolios. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.


However, prior to January 1, 1998, income from the disposition of options and futures contracts (other than those on foreign currencies) would have been subject to the Short-Short Limitation if they were held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, that are not directly related to a Portfolio's principal business of investing in securities (or options and futures with respect to securities) were also subject to the Short-Short Limitation if they were held for less than three months.

If a Portfolio satisfied certain requirements, any increase in value on a position that was part of a "designated hedge" would have been offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Portfolio satisfied the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge would have been included in gross income for purposes of that Limitation. A Portfolio will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Portfolio did not qualify for this treatment, it may have been forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would have been advantageous to do so, in order for the Portfolio to qualify as a RIC.


Dividends and interest received by each Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.


A Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in a Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligations, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual net ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the Portfolio; those amounts would be subject to the Distribution Requirement. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.


The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of the Portfolios' activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for the Policies and Annuity Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Policies, Annuity Contracts and the holders thereof.

                           CAPITAL STOCK OF THE FUND


As described in the Prospectus, the Fund offers a separate class of common stock for each Portfolio. The Fund is currently comprised of the following
Portfolios: International Equity Portfolio; Aggressive Growth Portfolio; Emerging Growth Portfolio; Global Sector Portfolio; Global Portfolio; Growth Portfolio; Third Avenue Value Portfolio; C.A.S.E. Growth Portfolio; Value Equity Portfolio; Tactical Asset Allocation Portfolio; Strategic Total Return Portfolio; Growth & Income Portfolio; Balanced Portfolio; Bond Portfolio; Money Market Portfolio; Janus Balanced Portfolio; and U.S. Equity Portfolio.


                             REGISTRATION STATEMENT




There has been filed with the Securities and Exchange Commission, Washington, D.C. a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as part thereof.


                              FINANCIAL STATEMENT


The audited financial statements for each Portfolio (except the International Equity Portfolio and the U.S. Equity Portfolio, which commenced operations on January 2, 1997, and the Third Avenue Value Portfolio, which commenced operations on January 2, 1998) of the Fund for the year ended December 31, 1996, and the report of the Fund's independent accountants are included in the 1996 Annual Report, and are incorporated herein by reference to such report. The financial statements (unaudited) of the Fund for the six-month period ended June 30, 1997 are included in the Fund's Semi-Annual Report and are incorporated herein by reference to such report. Because the Third Avenue Value Portfolio did not commence operations until January 2, 1998, there are no financial statements for this Portfolio.

                               OTHER INFORMATION


/diamond/INDEPENDENT ACCOUNTANTS


Price Waterhouse LLP, located at 1055 Broadway, 10th Floor, Kansas City, Missouri 64105, serves as the Fund's independent accountants. The Fund has engaged Price Waterhouse LLP to examine, in accordance with generally accepted auditing standards, its annual report. In addition, Price Waterhouse LLP signs the tax returns for each of the Portfolios of the Fund.


/diamond/CUSTODIAN


Investors Bank & Trust Company ("IBT"), located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as the Fund's Custodian and Dividend Disbursing Agent. IBT provides comprehensive asset administrative services to the Fund and other members of the financial industry which include: multi-currency accounting; institutional transfer agency services; domestic and global custody; performance measures; foreign exchange; and securities lending and mutual fund administrative services.

                                  APPENDIX A

                      DESCRIPTION OF PORTFOLIO SECURITIES


     The following is intended only as a supplement to the information contained in the Prospectus and should be read only in conjunction with the Prospectus. Terms defined in the Prospectus and not defined herein have the same meanings as those in the Prospectus.


      1. CERTIFICATE OF DEPOSIT.* A certificate of deposit generally is a short-term, interest bearing negotiable certificate issue by a commercial bank or savings and loan association against funds deposited in the issuing institution.

      2. EURODOLLAR CERTIFICATE OF DEPOSIT.* A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

      3. FLOATING RATE NOTE.* A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but whose interest rate is reset every one to six months.


      4. INVERSE FLOATING RATE SECURITIES.* Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.

      5. FLOATING RATE OBLIGATIONS.* Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates.

      6. TIME DEPOSIT.* A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

      7. BANKERS' ACCEPTANCE.* A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

      8. VARIABLE AMOUNT MASTER DEMAND NOTE.*  A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, a Portfolio will consider the liquidity of the issuer through periodic credit analysis based upon publicly available information.

      9. PREFERRED STOCKS. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stock from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospectus for capital appreciation or risks of capital loss.

     10. CONVERTIBLE SECURITIES. A Portfolio may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities into which they are convertible, and the concomitant risk of loss from declines in those values.

     11. COMMERCIAL PAPER.* Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.

     12. REPURCHASE AGREEMENT.* A repurchase agreement is an instrument under which a Portfolio acquires ownership of a debt security and the seller agrees to repurchase the obligation at a mutually


----------------
* Short-term Securities.

agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of a Portfolio's purchase of the security to the settlement date (I.E., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. A Portfolio will only enter into repurchase agreements with underlying securities consisting of U.S. Government or government agency securities, certificates of deposit, commercial paper or bankers' acceptances, and will be entered only with primary dealers. While a Portfolio may invest in repurchase agreements for periods up to 30 days, it is expected that typically such periods will be for a week or less. The staff of the SEC has taken the position that repurchase agreements of greater than seven days together with other illiquid investments should be limited to an amount not in excess of 15% of a Portfolio's net assets.

     Although repurchase transactions usually do not impose market risks on the purchaser, a Portfolio would be subject to the risk of loss if the seller fails to repurchase the securities for any reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, a Portfolio may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, a Portfolio could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by a Portfolio upon liquidation of the securities may be limited.


     13. REVERSE REPURCHASE AGREEMENT. A reverse repurchase agreement involves the sale of securities held by a Portfolio, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. A Portfolio will use the proceeds of the reverse repurchase agreements to purchase other money market securities maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. A Portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transactions.

     14. ASSET-BACKED SECURITIES. A Portfolio may invest in securities backed by automobile receivables and credit card receivables and other securities backed by other types of receivables or other assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization. A Portfolio will only purchase an asset-backed security if it is rated at least "A" by S&P or Moody's.

     15. MORTGAGE-BACKED SECURITIES. A Portfolio may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. Mortgage-backed securities include mortgage pass-through securities, mortgage-backed bonds, and mortgage pay-through securities. A mortgage pass-through security is a pro-rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. Mortgage-backed bonds are general obligations of their issuers, payable out of the issuers' general funds and additionally secured by a first lien on a pool of mortgages. Mortgage pay-through securities exhibit characteristics of both pass-through and mortgage-backed bonds. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and a Portfolio may invest in them if it is determined they are consistent with the Portfolio's investment objective and policies.

     16. COLLATERALIZED MORTGAGE OBLIGATIONS. (CMOs) are pay-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and series that have different maturities and often are retired in sequence.

     17. STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are created when the principal and interest payments of a mortgage-backed security are separated by a U.S. Government agency or a financial institution. The holder of the "principal-only" security receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security receives interest payments from the same underlying security.


     The value of mortgage-backed securities may change due to changes in the market's perception of issuers. In addition, the mortgage securities market in general may be adversely affected by regulatory or tax changes. Non-governmental mortgage-backed securities may offer a higher yield than those issued by government entities but also may be subject to greater price change than government securities.

     Like most mortgage securities, mortgage-backed securities are subject to prepayment risk. When prepayment occurs, unscheduled or early payments are made on the underlying mortgages, which may shorten the effective maturities of those securities an may lower their total return. Furthermore, the prices of stripped mortgage-backed securities can be significantly affected by changes in interest rates as well. As interest rates fall, prepayment rates tend to increase, which in turn tends to reduce prices of "interest-only" securities and increase prices of "principal-only" securities. Rising interest rates can have the opposite effect.


     18. FINANCING CORPORATION SECURITIES. (FICOs) are debt obligations issued by the Financing Corporation. The Financing Corporation was originally created to recapitalize the Federal Savings and Loan Insurance Corporation (FSLIC) and now functions as a financing vehicle for the FSLIC Resolution Fund, which received substantially all of FSLIC's assets and liabilities.

     19. U.S. GOVERNMENT SECURITIES. U.S. Government securities are securities issued by or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities have varying degrees of government backing. They may be backed by the credit of the U.S. Government as a whole or only by the issuing agency or instrumentality. For example, securities issued by the Financing Corporation are supported only by the credit of the Financing Corporation, and not by the U.S. Government. Securities issued by the Federal Home Loan Banks and the Federal National Mortgage Association
(FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury bonds, notes, and bills, and some agency securities, such as those issued by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality U.S. Government securities. Each Portfolio, and its share price and yield, are not guaranteed by the U.S. Government.

     20. Zero Coupon Bonds.  Zero coupon bonds are created three ways:


     1) U.S. TREASURY STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financial Corporation (FICO) also can be stripped in this fashion.

     2) STRIPS are created when a dealer deposits a Treasury Security or a Federal agency security with a custodian for safe keeping and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRS), and generic Treasury Receipts
         (TRs), are stripped U.S. Treasury securities separated into their component parts through custodial arrangements established by their broker sponsors. FICO bonds have been stripped in this fashion. The Portfolios have been advised that the staff of the Division of Investment Management of the Securities and Exchange Commission does not consider such privately stripped obligations to be U.S. Government securities, as defined by the 1940 Act. Therefore, the Portfolios will not treat such obligations as U.S. Government securities for purposes of the 65% portfolio composition ratio.

     3) ZERO COUPON BONDS can be issued directly by Federal agencies and instrumentalities, or by corporations. Such issues of zero coupon bonds are originated in the form of a zero coupon bond and are not created by stripping an outstanding bond.

     Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividends, the fund takes into account as income a portion of the difference between zero coupon bond's purchase price and its face value.


     21. BOND WARRANTS. A warrant is a type of security that entitles the holder to buy a proportionate amount of a bond at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. Warrants generally trade in the open market and may be sold rather than exercised.

     22. OBLIGATIONS OF SUPRANATIONAL ENTITIES. Obligations of supranational entities include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World
Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

     23. EQUIPMENT LEASE AND TRUST CERTIFICATES. A Portfolio may invest in equipment lease and trust certificates, which are debt securities that are secured by direct or indirect interest in specified equipment or equipment leases (including, but not limited to, railroad rolling stock, planes, trucking or shipping fleets, or other personal property).

     24. TRADE CLAIMS. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty.

                                     PART C
                                OTHER INFORMATION

Item 24.   FINANCIAL STATEMENTS AND EXHIBITS


     (a) Financial Statements.
         1. The audited Financial Statements of the Fund in the Fund's 1996 Annual Report are incorporated by reference into the Statement of Additional Information for the Growth, Bond, Money Market, Global, Balanced, Emerging Growth, Strategic Total Return, Growth & Income, Aggressive Growth, Value Equity, Tactical Asset Allocation, C.A.S.E. Growth and Global Sector Portfolios. (Part B)
         2. The unaudited Financial Statements of the Fund in the Fund's 1997 Semi-Annual Report are incorporated by reference in the Statement of Additional Information for the Growth, Bond, Money Market, Global, Balanced, Emerging Growth, Strategic Total Return, Growth & Income, Aggressive Growth, Tactical Asset Allocation, C.A.S.E. Growth, Global Sector, Value Equity, International Equity and U.S. Equity Portfolios. (Part B)
         3. The unaudited Financial Statements of the Third Avenue Value Portfolio will be included in a future amendment.
         4. Audited Per Share Income and Capital Changes are included in the Prospectus for the Portfolios (except the Third Avenue Value Portfolio). (Part A)
         5. Unaudited Per Share Income and Capital Changes for the Portfolios for the period ended 6/30/97 (except the Third Avenue Value Portfolio) are included in the Prospectus for the Portfolios. (Part A)
         6. Unaudited Per Share Income and Capital Changes for the Third Avenue Value Portfolio will be included in a future amendment.


      (b) Exhibits

         1.   (A) Articles of Incorporation of WRL Series Fund, Inc. (3)
              (B) Articles Supplementary to Articles of Incorporation of
                   WRL Series Fund, Inc. (3)
              (C) Articles Supplementary to Articles of Incorporation of
                   WRL Series Fund, Inc. (3)
              (D) Articles Supplementary to Articles of Incorporation of
                   WRL Series Fund, Inc. (3)
              (E) Articles Supplementary to Articles of Incorporation of
                   WRL Series Fund, Inc. (3)
              (F) Articles Supplementary to Articles of Incorporation of
                   WRL Series Fund, Inc. (3)
              (G) Articles Supplementary to Articles of Incorporation of
                   WRL Series Fund, Inc. (3)
              (H) Articles Supplementary to Articles of Incorporation of
                   WRL Series Fund, Inc. (4)
              (I) Articles Supplementary to Articles of Incorporation of
                   WRL Series Fund, Inc. (4)
              (J) Articles Supplementary to Articles of Incorporation of
                   WRL Series Fund, Inc. (5)

              (K) Articles Supplementary to Articles of Incorporation of
                   WRL Series Fund, Inc.

         2. Bylaws of WRL Series Fund, Inc. (3)

         3. Not applicable.

         4. Not applicable.


         5. (i) Investment Advisory Agreement on behalf of the Portfolios of the WRL Series Fund, Inc. with WRL Investment Management, Inc. (7)
            (ii) Sub-Advisory Agreement on behalf of the Growth and Global Portfolios of the Fund.

            (iii) Form of Sub-Advisory Agreement on behalf of the Money Market Portfolio of the Fund. (3)
            (iv) Form of Sub-Advisory Agreement on behalf of the Emerging Growth Portfolio of the Fund. (3)

            (v) Form of Sub-Advisory Agreement on behalf of the Strategic Total Return Portfolio of the Fund. (3)
            (vi) Form of Sub-Advisory Agreement on behalf of the Growth & Income Portfolio of the Fund. (3)
            (vii) Form of Sub-Advisory Agreement on behalf of the Aggressive Growth Portfolio of the Fund. (3)
            (viii) Form of Sub-Advisory Agreement on behalf of the Tactical
                   Asset Allocation Portfolio of the Fund. (3)
            (ix) Form of Sub-Advisory Agreement on behalf of the C.A.S.E. Growth Portfolio of the Fund. (3)
            (x) Form of Co-Sub-Advisory Agreements on behalf of the International Equity Portfolio of the Fund. (3)
            (xi) Form of Sub-Advisory Agreement on behalf of the Global Sector Portfolio of the Fund. (6)
            (xii) Form of Sub-Advisory Agreement on behalf of the Value Equity Portfolio of the Fund. (3)
            (xiii) Form of Sub-Advisory Agreement on behalf of the U.S. Equity
                   Portfolio. (3)

            (xiv) Form of Sub-Advisory Agreement on behalf of the Third Avenue Value Portfolio.

            (xv) Form of Sub-Advisory Agreement on behalf of the Balanced Portfolio and the Short-to-Intermediate Government Portfolio of the Fund. (3)

            (xvi)  Form of Sub-Advisory Agreement on behalf of the Bond
                   Portfolio.


         6.   Distribution Agreement. (4)

         7.   Director's Deferred Compensation Plan. (2)

         8.   Form of Custodian Agreement. (4)

         9.   Administrative Services and Transfer Agency Agreement. (4)

         10. Opinion and consent of Thomas E. Pierpan, Esq. as to legality of the securities being registered. (1)

         11.  Consent of Price Waterhouse LLP.

         12.  Not applicable.

         13.  Not applicable.

         14.  Not applicable.

         15.  Plan of Distribution. (6)

         16.  Schedules for Computations of Performance Quotations. (5)

         17.  Financial Data Schedules.

         18.  Not Applicable.

         19.  Powers of Attorney (5)

---------------------

(1) Previously filed with Post-Effective Amendment No. 19 to Form N-1A dated April 21, 1995 and incorporated herein by reference.

(2) Previously filed with Post-Effective Amendment No. 23 to Form N-1A dated April 19, 1996 and incorporated herein by reference.

(3) Previously filed with Post-Effective Amendment No. 25 to Form N-1A dated October 17, 1996, and incorporated herein by reference.

(4) Previously filed with Post-Effective Amendment No. 26 to Form N-1A dated December 26, 1996 and incorporated herein by reference.

(5) Previously filed with Post-Effective Amendment No. 28 to Form N-1A dated April 24, 1997, and incorporated herein by reference.


(6) Previously filed with Post-Effective Amendment No. 29 to Form N-1A dated June 30, 1997, and incorporated herein by reference.

(7) Previously filed with Post-Effective Amendment No. 30 to Form N-1A dated August 4, 1997, and incorporated herein by reference.


Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


         Shares of the Registrant are sold and owned by the WRL Series Life Account and WRL Series Annuity Account established by Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to fund benefits under certain flexible premium variable life insurance policies and variable annuity contracts issued by it. In addition, shares of the Growth Portfolio Common Stock of the Registrant are also sold to the PFL Endeavor Variable Annuity Account and the Mutual Fund Account, established by PFL Life Insurance Company, and AUSA Endeavor Variable Annuity Account, established by AUSA Life Insurance Company, Inc., both affiliates of Western Reserve. Shares of the Emerging Growth and Global Portfolios Common Stock are also sold to the Mutual Fund Account, established by PFL Life Insurance Company. Shares of the Growth, Bond, Money Market, Global, Strategic Total Return, Balanced, Aggressive Growth, Emerging Growth, Growth & Income, International Equity, Value Equity, U.S. Equity and Tactical Asset Allocation Portfolio Common Stock are sold to Pooled Account No. 27 established by AUSA Life Insurance Company, Inc.


Item 26. NUMBER OF HOLDERS OF SECURITIES.


                                                               (2)
              (1)                                   NUMBER OF RECORD HOLDERS
         TITLE OF CLASS                              AS OF OCTOBER 10, 1997
         --------------                             ------------------------

         Growth Portfolio
           Common Stock ($.01 par value)                        5



         Bond Portfolio
           Common Stock ($.01 par value)                        3
         Money Market Portfolio
            Common Stock ($.01 par value)                       3

         Global Portfolio
           Common Stock ($.01 par value)                        4
         Emerging Growth Portfolio
           Common Stock ($.01 par value)                        4

         Strategic Total Return Portfolio
           Common Stock ($.01 par value)                        3
         Balanced Portfolio
           Common Stock ($.01 par value)                        3
         Growth & Income Portfolio
           Common Stock ($.01 par value)                        3
         Aggressive Growth Portfolio
           Common Stock ($.01 par value)                        3
         Tactical Asset Allocation Portfolio
           Common Stock ($.01 par value)                        3
         C.A.S.E. Growth Portfolio
           Common Stock ($.01 par value)                        2
         International Equity Portfolio
           Common Stock ($.01 par value)                        3
         Global Sector Portfolio
           Common Stock ($.01 par value)                        1
         Value Equity Portfolio
           Common Stock ($.01 par value)                        2
         U.S. Equity Portfolio
           Common Stock ($.01 par value)                        3
         Third Avenue Value Portfolio
           Common Stock ($.01 par value)                        0


Item 27. INDEMNIFICATION.

Article VI of the By-Laws of WRL Series Fund, Inc. provides in its entirety as follows:

     Each director, officer, or employee (and his heirs, executors and administrators) shall be indemnified by the Corporation against all liability and expense incurred by reason of the fact that he is or was a director, officer or employee of the corporation, to the full extent and in any manner permitted by Maryland law, as in effect at any time, provided that nothing herein shall be construed to protect any director, officer or employee against any liability to the corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"). No indemnification of a director, officer or employee shall be made pursuant to the preceding sentence unless there has been (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnity") was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the corporation, as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding ("non-interested, non-party directors"), or (ii) an independent legal counsel in a written opinion. Reasonable expenses incurred by each such director, officer or employee may be paid by the corporation in advance of the final disposition of any proceeding to which such person is a party, to the full extent and under the circumstances permitted by Maryland law, provided that such person undertakes to repay the advance unless it is ultimately determined that he is entitled to indemnification and either (i) he provides security for his undertaking, (ii) the corporation is insured against losses by reason of any lawful advances or (iii) a majority of a quorum of the non-interested, non-party directors, or an independent legal counsel in a written opinion, determines, based on a review of readily available facts, and there is reason to believe that such person ultimately will be found entitled to indemnification. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the corporation against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against such liability under the provisions of this Article VI.

                              RULE 484 UNDERTAKING

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

         A.   WRL INVESTMENT MANAGEMENT, INC.

              WRL Investment Management, Inc. ("WRL Management") is principally engaged in offering investment advisory services.

              The only business, professions, vocations or employments of a substantial nature of Messrs. Kenney, Hurley and Yaeger, directors of WRL Management, are described in the Statement of Additional Information under the section entitled "Management of the Fund." Additionally, the following describes the principal occupations of other persons who serve as executive officers of WRL Management:
              Kenneth P. Beil, President and Treasurer, is Vice President - Fund Operations, Principal Accounting Officer of the WRL Series Fund, Inc., Vice President and Assistant Treasurer of Western Reserve Life Assurance Co. of Ohio (Western Reserve") and President of WRL Investment Services, Inc.; William H. Geiger, Esq., Assistant Secretary, is Assistant Secretary of the WRL Series Fund, Inc., Senior Vice President, Secretary, General Counsel and Group Vice President - Compliance of Western Reserve Life, and Assistant Secretary of WRL Investment Services, Inc.; and Thomas E. Pierpan, Esq., Vice

              President, Secretary and General Counsel, is Vice President and Assistant Secretary of the WRL Series Fund, Inc. and Vice President, Associate General Counsel and Assistant Secretary of Western Reserve Life and Vice President, Secretary and General Counsel of WRL Investment Services, Inc.


         B.   GROWTH AND GLOBAL PORTFOLIOS: SUB-ADVISER - JANUS CAPITAL
              CORPORATION

              Janus Capital Corporation, the Sub-Adviser to the Growth and Global Portfolios of the WRL Series Fund, Inc. is majority-owned by Kansas City Southern Industries, Inc.


              Janus Capital Corporation also serves as sub-adviser to certain of the mutual funds within the IDEX Group and as investment adviser or sub-adviser to other mutual funds, and for private and retirement accounts. Thomas H. Bailey, Trustee, Chairman and President of Janus Investment Fund and Janus Aspen Series, Chairman, Director and President of the Sub-Adviser and Chairman and Director of IDEX Management, Inc., has no business, profession, vocation or employment of a substantial nature other than his positions with IDEX Management, Inc. and Janus Capital Corporation. James P. Craig, Executive Vice President and Trustee of Janus Investment Fund and Janus Aspen Series, Director, Vice President and Chief Investment Officer of Janus Capital Corporation, has no substantial business, profession, vocation or employment other than his positions with Janus Capital Corporation and/or IDEX Management, Inc. David C. Tucker, Vice President, Secretary and General Counsel of Janus Capital Corporation, Vice President, General Counsel and Director of Janus Service Corporation and Janus Distributors, Inc., Vice President Secretary, and Director of Janus Capital International Ltd. and Vice President and General Counsel of Janus Investment Fund and Janus Aspen Series. Michael N. Stolper, a Director of Janus Capital Corporation, is President of Stolper & Company, 525 "B" Street, Suite 1080, San Diego, CA 92101, an investment performance consultant and is President of Seaport Venture, Inc., (Venture Capital). Michael E. Herman, a Director of Janus Capital Corporation, is Chairman of the Finance Committee of Ewing Marion Kauffman Foundation, 9900 Oak, Kansas City, MO 64113 and President of Kansas City Royals Baseball Team. Thomas A. McDonnell, a Director of Janus Capital Corporation, is President, Director and Treasurer of DST Systems, Inc., 1055 Broadway, 9th Floor, Kansas City, MO 64105, a provider of data processing and recordkeeping services for various mutual funds and Executive Vice President and Director of Kansas City Southern Industries, Inc., 114 West 11th Street, Kansas City, MO 64105, a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services and Director of First Michigan Capital Corp., 100 Renaissance Center, Detroit, MI, a broker-dealer and investment adviser. Landon H. Rowland, a Director of Janus Capital, President and Chief Executive Officer of Kansas City Southern Industries, Inc. Steven R. Goodbarn is Vice President, Chief Financial Officer and Treasurer of Janus Investment Fund and Janus Aspen Series, Vice President of Finance, Treasurer and Chief Financial officer of Janus Capital Corporation, Janus Service Corporation and Janus Distributors, Inc., Director of Janus Distributors, Inc. and IDEX Management, Inc. and Vice President of Finance, Treasurer, Chief Financial Officer and Director of Janus Capital International Ltd. Sandy R. Rufenacht, Executive Vice President of Janus Investment Fund and Aspen Series, and Assistant Vice President of Janus Capital. Helen Young Hayes, Scott W. Schoelzel, and Ronald V. Speaker are each a Vice President of Janus Capital Corporation and an Executive Vice President of Janus Investment Fund and Janus Aspen Series.


         C. MONEY MARKET PORTFOLIO: SUB-ADVISER - J.P. MORGAN INVESTMENT MANAGEMENT INC.

              J.P. Morgan Investment Management Inc., the Sub-Adviser to the Money Market Portfolio, is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated. J.P. Morgan Investment Management Inc. provides investment management and related services for corporate, public and union employee benefit funds, foundations, endowments, insurance companies and government agencies.

              The directors and principal officers of J.P. Morgan Investment Management Inc. are listed below. Unless otherwise indicated, each director and officer has a principal business address of 522 Fifth Avenue, New York, NY 10036: Kenneth W. Anderson, Director and Managing Director (J.P. Morgan Investment Management Inc., 28 King Street, London SW1Y 6XA, United Kingdom); Robert A. Anselmi, Director, Managing Director, General Counsel and Secretary; Jean L.P. Brunel, Director; William L. Cobb, Jr., Vice Chairman, Director and Managing Director; Michael R. Granito, Director and

              Managing Director; Thomas M. Luddy, Director, Managing Director and Chief Investment Officer; Michael E. Patterson, Director (J.P. Morgan & Co. Incorporated, 60 Wall Street, New York, NY 10260-0060); C. Nicholas Potter, Chairman of the Board (J.P. Morgan & Co. Incorporated, 60 Wall Street, New York, NY 10260-0060); Keith M. Schappert, President, Director, Managing Director and Chief Executive Officer; M. Steven Soltis, Director, Managing Director, and Chief Financial Officer; John R. Thomas, Director (J.P. Morgan Trust Bank Ltd., Akasaka Park Building 2-20, Akasaka 5-chome, Minato-ku, Tokyo, Japan).

         D. BOND AND BALANCED PORTFOLIOS: SUB-ADVISER - AEGON USA INVESTMENT MANAGEMENT, INC.

              AEGON USA Investment Management, Inc. ("AIMI"), the Sub-Adviser to the Bond and Balanced Portfolios, is an Iowa corporation which was incorporated on April 12, 1989. AIMI became a registered investment adviser on March 16, 1992 and has assumed all of the investment advisory functions of AEGON USA Securities, Inc. ("AEGON Securities"). AIMI and AEGON Securities, Inc., wholly-owned subsidiaries of First AUSA Holding Company which is a wholly-owned subsidiary of AEGON USA, Inc.

              AIMI also serves as sub-adviser to IDEX Series Fund High Yield Portfolio and Tax-Exempt Portfolio. Patrick E. Falconio is President and Director of AIMI and AEGON USA Charitable Foundation, Inc., Chairman of the Board and Director of AEGON USA Managed Portfolios, Inc., Cedar Income Fund, Ltd., Realty Information Systems, Inc., and USP Real Estate Investment Trust, Director, Chief Investment Officer and Senior Vice President of Bankers United Life Assurance Company ("Bankers United"), First AUSA Life Insurance Company ("First AUSA"), Life Investors Insurance Company of America ("LIICA"), Monumental General Casualty Company ("Monumental General"), Monumental Life Insurance Company ("Monumental Life") and PFL Life Insurance Company ("PFL Life"), Director and Senior Vice President of AUSA Holding Company, Director of AEGON USA Realty Advisors Inc., AEGON USA Securities, Inc., AUSA Financial Markets, Inc., AUSA Institutional Marketing Group, Inc., Cadet Holding Corp., Creditor Resources, Inc., Executive Management & Consultant Services, Inc., Investors Warranty of America, Inc., Monumental General Administrators, Inc., Monumental General Insurance Group, Inc., Monumental General Mass Marketing, Inc., Supplemental Insurance Division, Inc., The Whitestone Corporation, United Financial Services, Inc. and Zahorik Company, Inc., Chief Investment Officer and Executive Vice President of AEGON USA, Inc. and Chief Investment Officer and Senior Vice President of AUSA Life Insurance Company, Inc. ("AUSA Life") and Western Reserve Life Assurance Co. of Ohio ("Western Reserve") and Senior Vice President and Chief Financial Officer of Southwest Equity Life Insurance Company; Brenda K. Clancy, Director of AIMI, Director, Treasurer and Vice President of First AUSA, LIICA, and Monumental Life, Director, Cashier and Treasurer of Massachusetts Fidelity Trust Company, and Director of AEGON USA Securities Inc., Senior Vice President, Controller and Treasurer of Cadet Holding Corp., Senior Vice President and Treasurer of AEGON USA, Inc., Vice President, Treasurer and Chief Financial Officer of Bankers United, PFL Life and Western Reserve and Director, AEGON USA Realty Advisors, Inc., Treasurer AUSA Holding Company, AUSA Life and Zahorik Company, Inc., Vice President, Treasurer, Investor Warranty and Money Services and Vice President of Western Reserve, Treasurer of Zahorik Company, Inc.; Craig D. Vermie, Director and Secretary of AEGON Management Company, AEGON USA Charitable Foundation, Inc., AUSA Holding Corp., Cadet Holding Corp., and Massachusetts Fidelity Trust Company, Director, Secretary, Vice President and General Counsel of Bankers United, LICA and PFL Life, Director, Secretary and Vice President of Investors Warranty of America, Inc., Director, Vice President, General Counsel and Assistant Secretary of Monumental Life, Director, Vice President and Assistant Secretary of Monumental General and Zahorik Company, Inc., Director and Vice President of The Whitestone Corporation, Director and Assistant Secretary of Creditor Resources, Inc., Monumental General Insurance Group, Inc. and Monumental General Mass Marketing, Inc., Director of AIMI, AUSA Financial Markets, Inc., AUSA Institutional Marketing Group, Inc., CORPA Reinsurance Company, Executive Management & Consultant Services, Inc., Monumental General Administrators, Inc., Short Hills Management Company, United Financial Services, Inc., Vice President and General Counsel of AEGON USA, Inc., Vice President and Assistant Secretary of Western Reserve, Secretary of AUSA Life, Money Services, Inc. Supplemental Insurance Division, Inc. and United Financial Services, Inc., Assistant Secretary of AEGON USA Realty Advisors Inc., Bankers Financial Life Insurance Company and ZCI, Inc.; Donald E. Flynn is an Executive Vice President of AIMI, and President of AEGON USA Managed Portfolios, Inc. and Vice President of AUSA Life, Bankers United,

              First AUSA, LIICA, Money Services, Inc., Monumental General, Monumental Life, PFL Life, and Western Reserve; James D. Ross is Executive Vice President of AIMI, Vice President of LIICA, Monumental Life, PFL Life, AUSA Life, Bankers United, First AUSA, Monumental General and Western Reserve; Clifford A. Sheets is Executive Vice President of AIMI, and Vice President of AUSA Life, First AUSA, Monumental General, Western Reserve, Bankers United, LIICA, Monumental Life and PFL Life; Ralph M. O'Brien is a Senior Vice President of AIMI, Vice President of AEGON USA Managed Portfolios, Inc., AUSA Life, Bankers United, First AUSA, LIICA, Monumental General, Monumental Life, PFL Life, and Western Reserve, and Trust Officer of Massachusetts Fidelity Trust Company; Michael Van Meter is a Senior Vice President of AIMI; Steven P. Opp is a Senior Vice President of AIMI; David R. Halfpap is Assistant Secretary and Vice President of AEGON USA Managed Portfolios, Inc., and Senior Vice President of AIMI, AUSA Life, Bankers United, First AUSA, LIICA, Monumental General, Monumental Life, PFL Life, and Western Reserve; Gregory W. Theobald is Secretary and Vice President of AIMI, Secretary of AEGON USA Managed Portfolios, Inc., and Vice President and Assistant Secretary of AUSA Life, Bankers United, First AUSA, LIICA, Monumental General, Monumental Life, PFL Life, and Western Reserve, and Vice President of Money Services, Inc.; Lewis O. Funkhouser is a Vice President of AIMI; Jon D. Kettering is Vice President and Treasurer of AIMI and Vice President of AUSA Life, Bankers United, First AUSA, LIICA, Monumental General, Monumental Life, PFL Life, and Western Reserve; Michael N. Meese is a Vice President of AIMI, and Portfolio Manager of AUSA Life; Robert L. Hansen is Vice President of AIMI, AUSA Life, Bankers United, First AUSA, LIICA, Monumental General, Monumental Life, PFL Life, and Western Reserve; Frederick A. Sabetta is Vice President of , AUSA Life, Bankers United, First AUSA, LIICA, Monumental General, Monumental Life, PFL Life, and Western Reserve; Rachel A. Dennis, David M. Carney, Thomas A. Keel, Daniel H. Thatcher, James E. Fine, Thomas E. Myers and Drew E. Washburn are also Vice Presidents of AIMI; Bradley J. Beman and Mary T. Pech are each an Assistant Vice President of AIMI; Robert S. Jeff is Assistant Secretary of AIMI.

         E. EMERGING GROWTH PORTFOLIO: SUB-ADVISER - VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.

              Van Kampen American Capital Asset Management, Inc., the Sub-Adviser to the Emerging Growth Portfolio, is an indirect wholly-owned subsidiary of VK/AC Holding, Inc. ("VK/AC Holding"). VK/AC Holding is a wholly-owned subsidiary of MSAM Holdings II, Inc., which in turn, is a wholly-owned subsidiary of Morgan Stanley Group, Inc. It is anticipated that on or about June, 1997, Morgan Stanley Group Inc. will merge with Dean Witter, Discover Co., a financial services company.

              Don G. Powell, Chairman, CEO and Director of the Van Kampen American Capital Asset Management, Inc. ("Sub-Adviser") and President, CEO and Director of Van Kampen American Capital, Inc. ("VKAC"), has no business, profession, vocation or employment of a substantial nature other than his positions with the Sub-Adviser, its subsidiaries and affiliates. Dennis J. McDonnel, Director, President, and Chief Operating Officer of the Sub-Adviser , Chairman, COO and Director of Van Kampen American Capital Investment Advisory Corp. ("VK Advisor") and is Executive Vice President of VKAC; Ronald A. Nyberg, Director of the Sub-Adviser, and Executive Vice President and General Counsel of VKAC; William
              R. Rybak, Director of Sub-Adviser and Executive Vice President and CFO of VKAC; Robert C. Peck, Jr., Director of Sub-Adviser and Executive Vice President of Van Kampen; Alan R. Sachtleben, Director of Sub-Adviser and Executive Vice President of Van Kampen; and Peter W. Hegel, Director of Sub-Adviser and Executive Vice President of VK Advisor.

         F. STRATEGIC TOTAL RETURN PORTFOLIO: SUB-ADVISER - LUTHER KING CAPITAL MANAGEMENT CORPORATION

              Luther King Capital Management Corporation, the Sub-Adviser to the Strategic Total Return Portfolio, is a registered investment adviser providing investment management services.

              Luther King Capital Management Corporation also provides investment management services to individual and institutional investors on a private basis. J. Luther King, Jr., President of the Sub-Adviser, Paul W. Greenwell, Robert M. Holt, Jr., Scot C. Hollmann, David L. Dowler, Donald R. Andrews, Joan M. Maynard, Steven R. Purvis, Timothy E. Harris, and Barbara S. Garcia, officers of Luther King Capital Management Corporation, have no substantial business, profession, vocation or employment other than their positions with Luther King Capital Management Corporation.

         G. GROWTH & INCOME PORTFOLIO: SUB-ADVISER - FEDERATED INVESTMENT COUNSELING

              Federated Investment Counseling, the Sub-Adviser to the Growth & Income Portfolio, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors.

              The Sub-Adviser serves as investment adviser to a number of investment companies and private accounts. Total assets under management or administered by the Sub-Adviser and other subsidiaries of Federated Investors is approximately $110 billion. The Trustees of the Sub-Adviser, their position with the Sub-Adviser, and, in parenthesis, their principal occupations are as follows: John F. Donahue, Trustee (Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.); J. Christopher Donahue, Trustee (President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company); John W. McGonigle, Trustee (Executive Vice President, Secretary and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; and Director, Federated Securities Corp.); Mark D. Olson, Trustee (Trustee, Federated Investors, Federated Advisers, Federated Research, Federated Management, Federated Shareholder Services, and Federated Shareholder Services Company; Partner, Wilson, Halbrook & Bayard, 107 W. Market Street, Georgetown, Delaware 19947). The business address of the Trustees, with the exception of Mark D. Olson, is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

              The remaining Officers of the Sub-Adviser are: Robert J. Ostrowski, J. Alan Minteer and Charles A. Ritter, Senior Vice Presidents; G. Michael Cullen, Michael P. Donnelly, Donald T. Ellerberger, Edward C. Gonzales, Stephen A. Keen, Robert K. Kinsey and Christopher J. Smith, Vice Presidents; Stephen A. Keen, Secretary; and Thomas R. Donahue, Treasurer. The business address of each of the Officers of the Sub-Adviser is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of some of the investments advisers to other mutual funds.

         H.   AGGRESSIVE GROWTH PORTFOLIO: SUB-ADVISER - FRED ALGER MANAGEMENT,
              INC.

              Fred Alger Management, Inc. ("Alger Management"), the Sub-Adviser to the Aggressive Growth Portfolio, is a wholly-owned subsidiary of Fred Alger & Company, Incorporated ("Alger, Inc.") which in turn is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company. Alger Management is generally engaged in rendering investment advisory services to mutual funds, institutions and, to a lesser extent, individuals.

              Fred M. Alger III, serves as Chairman of the Board, David D. Alger serves as President and Director, Gregory S. Duch serves as Treasurer and Mary Marsden-Cochran serves as Secretary of the following companies: Alger Associates, Inc.; Alger Management; Alger, Inc.; Alger Properties, Inc., Alger Shareholder Services, Inc.; Alger Life Insurance Agency, Inc.; and Castle Convertible Fund, Inc. Fred M. Alger also serves as Chairman of the Board of Analysts Resources, Inc. ("ARI") and Chairman of the Board and Trustee of The Alger Fund, The Alger American Fund, Spectra Fund and The Alger Retirement Fund. David D. Alger also serves as Executive Vice President and Director of ARI and as President and Trustee of The Alger Fund, The Alger American Fund, Spectra Fund and The Alger Retirement Fund. Gregory S. Duch also serves as Treasurer of ARI, The Alger Fund, The Alger American Fund, Spectra Fund and The Alger Retirement Fund. Mary Marsden-Cochran also serves as Secretary of ARI, The Alger Fund, Spectra Fund, The Alger American Fund and The Alger Retirement Fund. The principal business address of each of the companies listed above, other than Alger, Inc., is 75 Maiden Lane, New York, NY 10038. The principal business address of Alger, Inc. is 30 Montgomery Street, Jersey City, NJ 07302.

         I. TACTICAL ASSET ALLOCATION PORTFOLIO: SUB-ADVISER - DEAN INVESTMENT ASSOCIATES

              Dean Investment Associates ("Dean"), the Sub-Adviser to the Tactical Asset Allocation Portfolio, is a division of C.H. Dean and Associates, Inc. Dean is the money management division of C.H. Dean and Associates, Inc. Dean became a registered investment adviser in October, 1972 and will assume all of the investment advisory functions. C.H. Dean and Associates is a Nevada corporation (6/30/95) which was an Ohio corporation originally incorporated on March 28, 1975.

              Chauncey H. Dean is the Chairman and Chief Executive Officer; Dennis D. Dean is President; Frank H. Scott is Senior Vice President; John C. Riazzi is Vice President and Director of Consulting Services; Robert D. Dean is Vice President and Director of Research; Richard M. Luthman is Senior Vice President; Darrell
              N. Fulton is Vice President of Information Systems. The business address of each of the Officers of the Sub-Adviser is 2480 Kettering Tower, Dayton, Ohio 45423-2480.

         J. C.A.S.E. GROWTH PORTFOLIO (THE "PORTFOLIO"): SUB-ADVISER - C.A.S.E. MANAGEMENT, INC.

              C.A.S.E. Management, Inc. ("C.A.S.E."), the Sub-Adviser to the Portfolio, is a registered investment advisory firm and a wholly-owned subsidiary of C.A.S.E. Inc. C.A.S.E. Inc. is indirectly controlled by William Edward Lange, President and Chief Executive Officer of C.A.S.E. C.A.S.E. provides investment management services to financial institutions, high net worth individuals, and other professional money managers.

              William E. Lange is the President, Chief Executive Officer and Founder; Robert G. Errigo, Investment Committee Board Member; John Gordon, Investment Committee Board Member; Bruce H. Jordan, Senior Vice President and James M. LaBonte, Chief Operating Officer; William Fagon, Senior Vice President Marketing; Richard Wells, Senior Vice President Marketing; and Robert Hardy, Marketing Director. The business address of each of the Officers of the Sub-Adviser is 2255 Glades Road, Suite 221-A, Boca Raton, Florida 33431.

         K. INTERNATIONAL EQUITY PORTFOLIO: CO-SUB-ADVISERS - SCOTTISH EQUITABLE INVESTMENT MANAGEMENT LIMITED AND GE INVESTMENT MANAGEMENT INCORPORATED

              Scottish Equitable Investment Management Limited ("Scottish Equitable") serves as a Co-Sub-Adviser to the International Equity Portfolio. See "Management of the Fund - The Co-Sub-Advisers" in the Prospectus and Statement of Additional Information regarding the business of Scottish Equitable. Scottish Equitable is a wholly-owned subsidiary of Scottish Equitable plc.

              The Directors and Officers of Scottish Equitable are listed below. Unless otherwise indicated, each Director and Officer has a principal business address of Edinburgh Park, Edinburgh EH12 9SE:
              William W. Stewart, Chairman of the Board and Executive Director, Strategy; Russell Hogan, Investment Development Director; Roy Patrick, Director and Company Secretary; Paul N. Ritchie, Director and Investment Administration Manager; Otto Thoresen, Director, International Business.

              None of these Directors or Officers has any substantial business, profession, vocation or employment other than their positions with Scottish Equitable, Scottish Equitable plc and other group companies.

              GE Investment Management Incorporated ("GEIM") also serves as a Co-Sub-Adviser for the International Equity Portfolio. GEIM is a wholly-owned subsidiary of General Electric Company ("GE"). GEIM's principal officers and directors serve in similar capacities with respect to General Electric Investment Corporation ("GEIC," and, together with GEIM, collectively referred to as "GE Investments"), which like GEIM is a wholly-owned subsidiary of GE. GEIC serves as investment adviser to various GE pension and benefit plans and certain employee mutual funds. The directors and executive officers of GEIC are: John H. Myers, Chairman, Director and CEO; Michael J. Cosgrove, Executive Vice President, Alan M. Lewis, Executive Vice President and General Counsel; Robert A. MacDougall, Executive Vice President; Eugene K. Bolton, Executive Vice President; Donald W. Torey, Executive Vice President and Ralph R. Layman, Executive Vice President. All of these officers and/or directors have no substantial business, profession, vocation or employment other than their positions with GEIM and/or its subsidiaries and affiliates.

         L. GLOBAL SECTOR PORTFOLIO: SUB-ADVISER - MERIDIAN INVESTMENT MANAGEMENT CORPORATION

              Meridian Investment Management Corporation ("Meridian") serves as Sub-Adviser for the Global Sector Portfolio. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation and provides investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retirement accounts.

              The directors and officers of Meridian are listed below. Unless otherwise indicated, each director and officer has held the position listed for at least the past two years and has a principal business address of 12835 East Arapahoe Road, Tower II, Penthouse, Englewood, CO 80112: Michael J. Hart, President & Director, President of Meridian Management & Research Corporation and President of Meridian Clearing Corporation; and Dr. Craig T. Callahan, Secretary, Treasurer & Director, Chief Investment Officer of Meridian Management & Research Corporation and Vice President of Meridian Clearing Corporation.

         M. VALUE EQUITY PORTFOLIO: SUB-ADVISER - NWQ INVESTMENT MANAGEMENT COMPANY, INC.

              NWQ Investment Management Company, Inc. ("NWQ") serves as Sub-Adviser for the Value Equity Portfolio. NWQ is a Massachusetts corporation and is a wholly-owned subsidiary of United Asset Management Corporation. NWQ provides investment advice to individuals, pension funds, profit sharing funds, charitable institutions, educational institutions, trust accounts, corporations, insurance companies, municipalities and governmental agencies.

              The directors and officers of NWQ are listed below. Unless otherwise indicated, each director and officer has held the positions listed for at least the past two years and is located at NWQ's principal business address of 2049 Century Park East, 4th Floor, Los Angeles, CA 90067: David A. Polak, President, Chief Investment Officer; Edward C. Friedel, Jr., Managing Director; Jon
              D. Bosse, Managing Director/Director Equity Research; James H. Galbreath (Denver), Managing Director; Mary-Gene Slaven, Secretary/Treasurer & Managing Director; James P. Owen, Managing Director; Michael C. Mendez (Scottsdale, AZ), Managing Director; Phyllis G. Thomas, Managing Director; Louis T. Chambers, Vice President, Justin T. Clifford, Managing Director; Jeffrey M. Cohen, Vice President; Ronald R. Halverson (Minneapolis, MN), Vice President; Thomas J. Laird, Managing Director, Karen S. McCue, Vice President; Martin Pollack, Vice President; and Ronald R. Sternal (Minneapolis, MN), Vice President.

         N. U.S. EQUITY PORTFOLIO: SUB-ADVISER - GE INVESTMENT MANAGEMENT INCORPORATED

              GE Investment Management Incorporated ("GEIM") serves as the Sub-Adviser for the U.S. Equity Portfolio. GEIM is a wholly-owned subsidiary of General Electric Company ("GE"). GEIM's principal officers and directors serve in similar capacities with respect to General Electric Investment Corporation ("GEIC," and, together with GEIM, collectively referred to as "GE Investments") which like GEIM is a wholly-owned subsidiary of GE. GEIC serves as investment adviser to various GE pension and benefit plans and certain employee mutual funds. The directors and executive officers of GEIC are: John H. Myers, Chairman, Director and CEO; Michael J. Cosgrove, Executive Vice President, Alan M. Lewis, Executive Vice President and General Counsel; Robert A. MacDougall, Executive Vice President; Eugene K. Bolton, Executive Vice President; Donald W. Torey, Executive Vice President and Ralph R. Layman, Executive Vice President. All of these officers and/or directors have no substantial business, profession, vocation or employment other than their positions with GEIM and/or its subsidiaries and affiliates.


         O.   THIRD AVENUE VALUE PORTFOLIO: SUB-ADVISER - EQSF ADVISERS, INC.

              EQSF Advisers, Inc. ("EQSF") serves as Sub-Adviser for the Third Avenue Value Portfolio. EQSF is a New York corporation and is controlled by Martin J. Whitman.

              The directors and officers of EQSF are listed below. Unless otherwise indicated, each director and officer has held the positions listed for at least the past two years and is located at EQSF's business address of 767 Third Avenue, New York, New York, 10017-2023: Martin J. Whitman, Chairman, Chief Executive Officer and President, is Chairman, Chief Executive Officer and President of Third Avenue Trust, Chairman, Chief Investment Officer and Chief Executive Officer of M.J. Whitman Advisers, Inc., Chairman and Chief Executive Officer of M.J. Whitman, Inc. and Danielson Holding Corporation, Director of Nabors Industries, Inc., and President and Chief Executive Officer of Martin J. Whitman & Co., Inc.; David M. Barse, Director and Executive Vice President, is Executive Vice President of Third Avenue Trust, Director, President and Chief Operating Officer of M.J. Whitman Holding Corp.,

              M.J. Whitman, Inc., M.J. Whitman Advisers, Inc. and Danielson Holding Corporation; Michael Carney, Treasurer and Chief Financial Officer, is Director, Treasurer and Chief Financial Officer of M.J. Whitman, Inc., M.J. Whitman Holding Corp. and M.J. Whitman Advisers, Inc. and Chief Financial Officer of Danielson Holding Corporation and Third Avenue Trust; Kerri Weltz, Controller, is Assistant Treasurer and Controller of Third Avenue Trust, Controller of Danielson Holding Corp., Whitman Heffernan & Rhein Workout Fund II, L.P., Whitman Heffernan & Rhein Workout Fund II-A and WHR Management Corporation; Ian M. Kirschner, General Counsel and Secretary, is General Counsel and Secretary of Third Avenue Trust, Danielson Holding Corporation, M.J. Whitman Holding Corp., M.J. Whitman, Inc. and M.J. Whitman Advisers, Inc.


Item 29. PRINCIPAL UNDERWRITERS.


         (a) The Registrant has entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), whose address is P.O. Box 9053, Clearwater, FL 34618-9053, to act as the principal underwriter of Fund Shares. ISI also serves as an investment adviser and principal underwriter to the Idex Series Fund and as principal underwriter to the WRL Series Life Account and the WRL Series Annuity Account.


         (b) Directors and Officers of Principal Underwriter:

                    (1)                             (2)                              (3)
         NAME AND PRINCIPAL BUSINESS     POSITIONS AND OFFICES WITH       POSITIONS AND OFFICES WITH
                   ADDRESS                       UNDERWRITER                      REGISTRANT
         ---------------------------     --------------------------       ---------------------------

         John R. Kenney*                  Chairman and Director           Chairman and President

         G. John Hurley*                  Director, President and CEO     Director and Executive
                                                                          Vice President

         Rebecca A. Ferrell*              Assistant Vice President,       Secretary, Vice President
                                          Counsel and Assistant           and Counsel
                                          Secretary

         William H. Geiger*               Director and Secretary          Vice President and
                                                                          Assistant Secretary

         Thomas R. Moriarty*              Senior Vice President           N/A

         Christopher G. Roetzer*          Assistant Vice President        N/A

         Duncan Cameron*                  Assistant Vice President        N/A

         Cynthia L. Remley*               Vice President, and             N/A
                                          Associate Counsel

         Terry L. Garvin*                 Vice President                  N/A

         Gordon E. Hippner*               Vice President                  N/A

         Gerald P. Kirk*                  Vice President                  N/A

         Stanley R. Orr*                  Vice President                  N/A

         William G. Cummings*             Vice President and Treasurer    N/A


                                      C-11



                    (1)                              (2)                             (3)
         NAME AND PRINCIPAL BUSINESS      POSITIONS AND OFFICES WITH      POSITIONS AND OFFICES WITH
                  ADDRESS                        UNDERWRITER                       REGISTRANT
         ---------------------------      --------------------------      ---------------------------

         Kristy L. Dowd*                  Vice President - Project        N/A
                                          Development

         Diane Rogers*                    Assistant Vice President        N/A

         Ronald T. Klimas*                Assistant Vice President        N/A

         Russell W. Crooks*               Assistant Vice President        N/A

         Margaret Cullem-Fiore            Assistant Vice President and    N/A
                                          Associate Counsel

         Gregory Limardi*                 Assistant Vice President        N/A

         Stuart Walsky*                   Assistant Vice President        N/A

         Ronald L. Hall*                  Vice President, Sales and       N/A
                                          Marketing

         Christine M. Goodwin*            Assistant Vice President        N/A

         Stephen R. Breininger*           Assistant Vice President        N/A

         James Kiely*                     Assistant Secretary             N/A

         Laura Schneider*                 Assistant Secretary             N/A

---------------
*201 Highland Avenue, Largo, Florida 33770

Item 30. LOCATION OF ACCOUNTS AND RECORDS.

         The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and rules promulgated thereunder are in the possession of WRL Investment Management, Inc. and WRL Investment Services, Inc. at their offices at 201 Highland Avenue, Largo, Florida 33770, or at the offices of the Fund's custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02111.

Item 31. MANAGEMENT SERVICES.

         Not applicable

Item 32. UNDERTAKINGS.


         The Registrant undertakes to file a post-effective amendment including the financial statements of the Third Avenue Value Portfolio of the WRL Series Fund, Inc., which need not be certified, within four to six months of commencement of operations.


         The Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report and Semi-Annual Report to shareholders, Policyowners or Contract Owners upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, WRL Series Fund, Inc. has duly caused this Post-Effective Amendment No. 31 to its Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of Largo, State of Florida, on this 15th day of October, 1997.


                                       WRL SERIES FUND, INC.
                                       (Registrant)

                                       By: /s/ JOHN R. KENNEY
                                          ----------------------------
                                           John R. Kenney
                                           Chairman of the Board and President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 31 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE AND TITLE                                             DATE


/s/ JOHN R. KENNEY                                         October 15, 1997
---------------------------------------
Chairman of the Board and President
John R. Kenney

 /s/ G. JOHN HURLEY                                        October 15, 1997
---------------------------------------
Executive Vice President and Director
G. John Hurley

 /s/ PETER R. BROWN                                        October 15, 1997
---------------------------------------
Director - Peter R. Brown *


 /s/ CHARLES C. HARRIS                                     October 15, 1997
---------------------------------------
Director - Charles C. Harris*

 /s/ RUSSELL A. KIMBALL, JR.                               October 15, 1997
---------------------------------------
Director - Russell A. Kimball, Jr. *

 /s/ ALLAN J. HAMILTON                                     October 15, 1997
---------------------------------------
Treasurer and Principal Financial Officer
Allan J. Hamilton

 /s/ KENNETH P. BEIL                                       October 15, 1997
---------------------------------------
Vice President and
Principal Accounting Officer
Kenneth P. Beil



/s/ THOMAS E. PIERPAN
---------------------------------------
* Signed by Thomas E. Pierpan
  as Attorney-in-fact

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               EXHIBITS FILED WITH
                       POST-EFFECTIVE AMENDMENT NO. 31 TO
                             REGISTRATION STATEMENT
                                  ON FORM N-1A


                              WRL SERIES FUND, INC.
                             REGISTRATION NO. 33-507

                                  Exhibit Index

 EXHIBIT                          DESCRIPTION
  NO.                              OF EXHIBIT


1.  (K)            Articles Supplementary to Articles of Incorporation of WRL
                   Series Fund, Inc.

5.  (ii)           Sub-Advisory Agreement on behalf of the Growth and Global
                   Portfolios of the WRL Series Fund.
    (xiv)          Form of Sub-Advisory Agreement on behalf of the Third Avenue
                   Value Portfolio of the WRL Series Fund.
    (xvi)          Form of Sub-Advisory Agreement on behalf of the Bond
                   Portfolio of the WRL Series Fund.


11.                Consent of Price Waterhouse LLP.


17.                Financial Data Schedules.